                          (AMERICAN BEACON FUNDS LOGO)

GUIDANCE             |              VISION              |             EXPERIENCE


                        PROSPECTUS
                        March 1, 2005 as Supplemented on
                        March 8, 2005 and June 1, 2005

                        SERVICE CLASS

                        Balanced Fund
                        Large Cap Value Fund
                        Small Cap Value Fund
                        International Equity Fund
                        High Yield Bond Fund



                                    The Securities and Exchange Commission does
                                    not guarantee that the information in this
                                    Prospectus or any other mutual fund's
                                    prospectus is accurate or complete, nor does
formerly known as the               it judge the investment merit of the Funds.
American AAdvantage Funds           To state otherwise is a criminal offense.

                          (AMERICAN BEACON FUNDS LOGO)
               (FORMERLY KNOWN AS THE AMERICAN AADVANTAGE FUNDS)

                                (SERVICE CLASS)

TABLE OF CONTENTS

About the Funds

Overview.........................................     2
  Balanced Fund..................................     3
  Large Cap Value Fund...........................     7
  Small Cap Value Fund...........................    10
  International Equity Fund......................    13
  High Yield Bond Fund...........................    16
The Manager......................................    19
The Sub-Advisors.................................    20
Valuation of Shares..............................    24

About Your Investment
Purchase and Redemption of Shares................    25
Market Timing....................................    28
Distributions and Taxes..........................    28

Additional Information
Distribution of Fund Shares......................    29
Master-Feeder Structure..........................    29
Portfolio Holdings...............................    29
Delivery of Documents............................    30
Financial Highlights.............................    30
Additional Information.......................Back Cover

ABOUT THE FUNDS
------------------------------------------------------------

Overview
--------

The American Beacon Funds (the "Funds"), formerly known as the American AAdvantage Funds, are managed by American Beacon Advisors, Inc. (the "Manager"), a wholly owned subsidiary of AMR Corporation.

The International Equity Fund operates under a master-feeder structure. This means that the Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio of the American Beacon Master Trust ("Master Trust"), formerly known as the AMR Investment Services Trust, that has a similar name and identical investment objective. The Master Trust is managed by the Manager.

Throughout this Prospectus, statements regarding investments by the International Equity Fund refer to investments made by its corresponding portfolio. For easier reading, the term "Fund" as used throughout the Prospectus includes both the International Equity Fund and its portfolio, unless stated otherwise. See "Master-Feeder Structure".



--------------------------------------------------------------------------------

About the Funds                         2                             Prospectus

AMERICAN BEACON

BALANCED FUND(SM)
--------------------------------------------------------------------------------


Investment Objective
--------------------

Income and capital appreciation.


Principal Strategies
--------------------

Ordinarily, between 50% and 70% of the Fund's total assets are invested in equity securities and between 30% and 50% of the Fund's total assets are invested in debt securities.

The Fund's equity investments may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks").

The Manager currently allocates the Fund's assets among itself and the following three investment sub-advisors:

  Barrow, Hanley, Mewhinney & Strauss, Inc.

  Brandywine Asset Management, LLC

  Hotchkis and Wiley Capital Management, LLC

Approximately one third of the Fund's assets are allocated to Barrow, Hanley, Mewhinney & Strauss, Inc. and another third to Brandywine Asset Management, LLC, who each decide the proportion of assets to invest in equity and fixed income securities in accordance with the Fund's guidelines. The remaining third of the Fund's assets is allocated between the Manager, who invests its allocation in fixed income securities, and Hotchkis and Wiley Capital Management, LLC, who invests its allocation in equity securities.

The Fund's sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500(R) Index):


- above-average earnings growth potential,

- below-average price to earnings ratio,

- below-average price to book value ratio, and

- above-average dividend yields.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

The Fund's investments in debt securities may include: obligations of the U.S. Government, its agencies and instrumentalities (some of which are not backed by the full faith and credit of the U.S. Government); U.S. corporate debt securities, such as notes and bonds; mortgage-backed securities; asset-backed securities; master-demand notes; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers' acceptances, commercial paper and other notes; and other debt securities. The Fund will only buy debt securities that are investment grade at the time of purchase. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by all nationally recognized statistical rating organizations rating that security (such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc.). Obligations rated in the fourth highest rating category are limited to 25% of the Fund's total assets. The Fund, at the discretion of the Manager or the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

In determining which debt securities to buy and sell, the Manager and the sub-advisors generally use a "top-down" or "bottom-up" investment strategy, or a combination of both strategies.

The top-down fixed income investment strategy is implemented as follows:


- Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy. Duration is a measure of price sensitivity relative to changes in interest rates. For example, if a bond had a duration of four years, a 1% increase in U.S. Treasury interest rates could be expected to result in a 4% decrease in the value of the bond. Therefore, portfolios with longer durations are typically more sensitive to changes in interest rates.

- Set desired portfolio maturity structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.

- Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.

- Select specific debt securities within each security type.


--------------------------------------------------------------------------------

Prospectus                              3                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------


- Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The bottom-up fixed income investment strategy is implemented as follows:


- Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar maturity.

- Evaluate credit quality of the securities.

- Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Government and non-U.S. Government securities.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.


Principal Risk Factors
----------------------

MARKET RISK (STOCKS)
Since this Fund invests a substantial portion of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund's investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies and general market and economic conditions.

VALUE STOCKS RISK (STOCKS)
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

INTEREST RATE RISK (BONDS)
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

CREDIT RISK (BONDS)
The Fund is subject to the risk that the issuer of a bond, including a U.S. Government agency not backed by the full faith and credit of the U.S. Government, will fail to make timely payment of interest or principal. A decline in an issuer's credit rating can cause its price to go down.

PREPAYMENT AND EXTENSION RISK (BONDS)
The Fund's investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond's maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a decrease in expected prepayments may result in the extension of a security's effective maturity and a decline in its price.

FOREIGN INVESTING RISK
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, (4) increased price volatility, and (5) adverse impact of conversion to the euro for countries joining the European Monetary Union.

SECURITIES SELECTION RISK
Securities selected by the Manager or a sub-advisor for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

INVESTMENT RISKS
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.


Investor Profile
----------------

This Fund may be suitable for investors who:


- need to fund a long-term objective, such as a child's college education or a comfortable retirement,

- seek a convenient way to invest in value-oriented stocks and investment grade bonds in a single, professionally managed portfolio,

- desire long-term performance from an investment style that may help to minimize volatility and downside risk,

- require investment income, or

- want to take advantage of the investment expertise of value-oriented investment advisors.


--------------------------------------------------------------------------------

About the Funds                         4                             Prospectus

AMERICAN BEACON

--------------------------------------------------------------------------------


Historical Performance
----------------------

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to three broad-based market indices, an index specific to the Fund's strategy and the Lipper Balanced Funds Index, a composite of mutual funds with the same investment objective as the Fund. The returns of the broad-based market indices and the index specific to the Fund's strategy do not reflect fees, expenses or taxes. The Service Class of the Fund began offering its shares on June 1, 2005. However, another class of shares of the Fund not offered in this Prospectus began offering its shares on August 1, 1994. In the chart and table below, performance results are for the older class. Because the other class had lower expenses, its performance was better than the Service Class of the Fund would have realized in the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                (AMR BAR CHART)

          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

95..........................................................  28.32%
96..........................................................  13.67%
97..........................................................  19.45%
98..........................................................   8.00%
99..........................................................  -4.01%
00..........................................................  10.43%
01..........................................................   5.35%
02..........................................................  -7.56%
03..........................................................  23.78%
04..........................................................  12.75%

Total Return for the
  Quarter Ended 3/31/05:                  0.00%
Highest Quarterly Return:                 13.65%
  (1/1/95 through 12/31/04)         (2nd Quarter 2004)
Lowest Quarterly Return:                 -10.75%
  (1/1/95 through 12/31/04)         (3rd Quarter 2004)

                              AVERAGE ANNUAL TOTAL RETURN
                             -----------------------------
                                    AS OF 12/31/04
                             -----------------------------
                             1 YEAR    5 YEARS    10 YEARS
                             ------    -------    --------
RETURN BEFORE TAXES          12.75%     8.46%      10.49%
RETURN AFTER TAXES ON
  DISTRIBUTIONS              11.54%     7.00%       7.89%
RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                 9.17%     6.46%       7.69%
----------------------------------------------------------
S&P 500/Barra Value
  Index(1)                   15.71%     2.48%      12.24%
S&P 500 Index(2)             10.88%    -2.30%      12.07%
Lehman Bros. Aggregate
  Index(3)                    4.34%     7.71%       7.72%
Balanced Composite Index(4)  11.06%     4.96%      10.77%
Lipper Balanced Funds Index   8.98%     2.95%       9.44%

(1) The S&P 500/Barra Value Index is a market value weighted index of stocks with book-to-price ratios in the top 50% of the S&P 500 Index.

(2) The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States.

(3) The Lehman Brothers Aggregate Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

(4) To reflect the Fund's allocation of its assets between investment grade fixed-income securities and equity securities, the Manager has combined the returns of the S&P 500/Barra Value Index and the Lehman Brothers Aggregate Index in a 60%/40% proportion.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.



--------------------------------------------------------------------------------

Prospectus                              5                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------



Fees and Expenses
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Balanced Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                         0.29%
Distribution (12b-1) Fees                               0.25
Other Expenses                                          0.60(1)
                                                        ----
TOTAL ANNUAL FUND OPERATING EXPENSES                    1.14%
                                                        ====

(1) Other Expenses are based on estimates for the current fiscal year.


Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR.................................    $116
3 YEARS................................    $362


Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Funds' website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.



--------------------------------------------------------------------------------

About the Funds                         6                             Prospectus

AMERICAN BEACON

LARGE CAP VALUE FUND(SM)
--------------------------------------------------------------------------------


Investment Objective
--------------------

Long-term capital appreciation and current income.


Principal Strategies
--------------------

Ordinarily, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies generally have market capitalizations similar to the market capitalization of the companies in the Russell 1000(R) Index(1) at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of January 31, 2005, the market capitalizations of the companies in the Russell 1000 Index ranged from $484 million to $381 billion. The Fund's investments may include common stocks, preferred stocks, securities convertible into U.S. common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks").

The Manager currently allocates the Fund's assets among four investment sub-advisors:

  Barrow, Hanley, Mewhinney & Strauss, Inc.

  Brandywine Asset Management, LLC

  Hotchkis and Wiley Capital Management, LLC

  Metropolitan West Capital Management, LLC

To achieve an approximately equal distribution of the Fund's assets among the sub-advisors, the Manager intends to allocate a larger proportion of the Fund's new assets to Metropolitan West Capital Management, LLC. The remainder of the Fund's new assets will be allocated, generally on an equal basis, among the other three sub-advisors.

The Fund's sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500(R) Index):


- above-average earnings growth potential,

- below-average price to earnings ratio,

- below-average price to book value ratio, and

- above-average dividend yields.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by all nationally recognized statistical rating organizations rating that security (such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc.). To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund's name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors
----------------------

MARKET RISK
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund's investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies and general market and economic conditions.

VALUE STOCKS RISK
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

FOREIGN INVESTING RISK
Investing in the securities of foreign companies carries potential risks not associated with domestic invest-

---------------

(1)  The Russell 1000 (R) Index is a service mark of Frank Russell Company.


--------------------------------------------------------------------------------

Prospectus                              7                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------

ments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, (4) increased price volatility, and (5) adverse impact of conversion to the euro for countries joining the European Monetary Union.

SECURITIES SELECTION RISK
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

INVESTMENT RISKS
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Investor Profile
----------------

This Fund may be suitable for investors who:


- need to fund a long-term objective, such as a child's college education or a comfortable retirement,

- seek a U.S. stock mutual fund that invests in fundamentally strong companies,

- require total returns including income, or

- want to take advantage of the expertise of value-oriented investment advisors.

Historical Performance
----------------------

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to two broad-based market indices and the Lipper Multi-Cap Value Funds Index, a composite of mutual funds with the same investment objective as the Fund. The returns of the broad-based market indices do not reflect fees, expenses or taxes. The Service Class of the Fund began offering its shares on June 1, 2005. However, another class of shares of the Fund not offered in this Prospectus began offering its shares on August 1, 1994. In the chart and table below, performance results are for the older class. Because the other class had lower expenses, its performance was better than the Service Class of the Fund would have realized in the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                (AMR BAR CHART)

          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

95..........................................................   33.69%
96..........................................................   20.74%
97..........................................................   26.08%
98..........................................................    5.88%
99..........................................................   -4.99%
00..........................................................   11.22%
01..........................................................    1.88%
02..........................................................  -16.18%
03..........................................................   35.35%
04..........................................................   19.12%

Total Return for the
  Quarter Ended 3/31/05:                  0.52%
Highest Quarterly Return:                 19.76%
  (1/1/95 through 12/31/04)         (2nd Quarter 2003)
Lowest Quarterly Return:                 -18.68%
  (1/1/95 through 12/31/04)         (3rd Quarter 2002)

                                AVERAGE ANNUAL TOTAL RETURN
                               -----------------------------
                                      AS OF 12/31/04
                               -----------------------------
                               1 YEAR    5 YEARS    10 YEARS
                               ------    -------    --------
RETURN BEFORE TAXES            19.12%     8.90%      12.11%
RETURN AFTER TAXES ON
  DISTRIBUTIONS                18.90%     8.00%       9.96%
RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                  12.71%     7.20%       9.53%
------------------------------------------------------------
S&P 500/Barra Value Index(1)   15.71%     2.48%      12.24%
S&P 500 Index(2)               10.88%    -2.30%      12.07%
Lipper Multi-Cap Value Funds
  Index                        14.91%     6.91%      12.23%

(1) The S&P 500/Barra Value Index is a market value weighted index of stocks with book-to-price ratios in the top 50% of the S&P 500 Index.

(2) The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.


--------------------------------------------------------------------------------

About the Funds                         8                             Prospectus

AMERICAN BEACON

--------------------------------------------------------------------------------


Fees and Expenses
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Value Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                        0.31%
Distribution (12b-1) Fees                              0.25
Other Expenses                                         0.58(1)
                                                       ----
TOTAL ANNUAL FUND OPERATING EXPENSES                   1.14%
                                                       ====

(1) Other Expenses are based on estimates for the current fiscal year.


Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR .................................    $116
3 YEARS.................................    $362



Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Funds' website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.



--------------------------------------------------------------------------------

Prospectus                              9                        About the Funds

AMERICAN BEACON

SMALL CAP VALUE FUND(SM)
--------------------------------------------------------------------------------


Investment Objective
--------------------

Long-term capital appreciation and current income.

Principal Strategies
--------------------

Ordinarily, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization U.S. companies. These companies generally have market capitalizations of $3 billion or less at the time of investment. The Fund's investments may include common stocks, preferred stocks, securities convertible into common stocks, U.S. dollar-denominated American Depositary Receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively, "stocks").

The Fund's assets are currently allocated among five investment sub-advisors:

  Barrow, Hanley, Mewhinney & Strauss, Inc.
  ("Barrow")

  Brandywine Asset Management, LLC
  ("Brandywine")

  Hotchkis and Wiley Capital Management, LLC
  ("Hotchkis")

  Opus Capital Management, Inc. ("Opus")

  The Boston Company Asset Management, LLC
  ("The Boston Company")

The Manager does not anticipate allocating any new assets to Barrow or Hotchkis, as these sub-advisors have reached their capacity limit for small cap assets. The Manager intends to allocate new assets among Brandywine, Opus and The Boston Company as their capacity commitments to the Fund permit.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell 2000(R) Index(1)):


- above-average earnings growth potential,

- below-average price to earnings ratio, and

- below-average price to book value ratio.

Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by all nationally recognized statistical rating organizations rating that security (such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc.). To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund's name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.


Principal Risk Factors
----------------------

MARKET RISK
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund's investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies and general market and economic conditions.

SMALL CAPITALIZATION COMPANIES RISK
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

VALUE STOCKS RISK
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their

---------------

(1) Russell 2000(R) Index is a service mark of the Frank Russell Company.


--------------------------------------------------------------------------------

About the Funds                        10                             Prospectus

AMERICAN BEACON

--------------------------------------------------------------------------------

prices may go down. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.

FOREIGN INVESTING RISK
Investing in the securities of foreign companies carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) political and financial instability, (2) less liquidity and greater volatility, (3) lack of uniform accounting, auditing and financial reporting standards, (4) increased price volatility, and (5) adverse impact of conversion to the euro for countries joining the European Monetary Union.

SECURITIES SELECTION RISK
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

INVESTMENT RISKS
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Investor Profile
----------------
This Fund may be suitable for investors who:

- need to fund a long-term objective, such as a child's education or a comfortable retirement,

- seek a U.S. stock mutual fund that invests in small, less well-known companies,

- want to take advantage of the expertise of value-oriented investment advisors, or

- are willing to accept the increased risks of small stock investing.

Historical Performance
----------------------

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index and the Lipper Small-Cap Value Funds Index, a composite of mutual funds with the same investment objective as the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. The Service Class of the Fund began offering its shares on May 1, 2003. However, two other classes of shares of the Fund not offered in this Prospectus began offering their shares on January 1, 1999 and March 1, 1999, respectively. In the chart and table below, performance results before March 1, 1999 are for the Institutional Class, and performance results from March 1, 1999 through April 30, 2003 are for the PlanAhead Class of the Fund. Because the other classes had lower expenses, their performance was better than the Service Class of the Fund would have realized in the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                (AMR BAR CHART)
          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

99..........................................................  -5.01%
00..........................................................  19.03%
01..........................................................  27.24%
02..........................................................  -6.92%
03..........................................................  50.82%
04..........................................................  22.98%

Total Return for the
  Quarter Ended 3/31/05:                  -2.47%
Highest Quarterly Return:                 24.65%
  (1/1/99 through 12/31/04)         (2nd Quarter 2003)
Lowest Quarterly Return:                 -20.90%
  (1/1/99 through 12/31/04)         (3rd Quarter 2002)

                             AVERAGE ANNUAL TOTAL RETURN
                          ----------------------------------
                                    AS OF 12/31/04
                          ----------------------------------
                                             SINCE INCEPTION
                          1 YEAR   5 YEARS     (12/31/98)
                          ------   -------   ---------------
RETURN BEFORE TAXES       22.98%   21.20%        16.37%
RETURN AFTER TAXES ON
  DISTRIBUTIONS           21.81%   19.62%        14.95%
RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE
  OF FUND SHARES          15.47%   17.77%        13.56%
------------------------------------------------------------
Russell 2000(R) Value
  Index(1)                22.25%   17.23%        13.88%
Lipper Small-Cap Value
  Funds Index             20.65%   16.55%        13.86%

(1) The Russell 2000 Value Index is an unmanaged index of those stocks in the Russell 2000 Index with below-average price-to-book ratios and below-average forecasted growth values. Russell 2000 (R) Value Index is a service mark of the Frank Russell Company.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns


--------------------------------------------------------------------------------

Prospectus                             11                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------

depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Fees and Expenses
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Cap Value Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                       0.42%
Distribution (12b-1) Fees                             0.25
Other Expenses                                        0.70(1)
                                                      ----
TOTAL ANNUAL FUND OPERATING EXPENSES                  1.37%
                                                      ====

(1) Other Expenses have been restated to reflect current fees.


Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR .................................    $139
3 YEARS.................................    $434
5 YEARS.................................    $750
10 YEARS................................  $1,646



Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Funds' website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.



--------------------------------------------------------------------------------

About the Funds                        12                             Prospectus

AMERICAN BEACON

INTERNATIONAL EQUITY FUND(SM)
--------------------------------------------------------------------------------


Investment Objective
--------------------

Long-term capital appreciation.


Principal Strategies
--------------------

The Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio of the Master Trust.

Ordinarily, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in common stocks and securities convertible into common stocks (collectively, "stocks") of issuers based in at least three different countries located outside the United States. The Fund will primarily invest in countries comprising the Morgan Stanley Capital International Europe Australasia Far East Index ("EAFE Index"). The EAFE Index is comprised of equity securities of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets.

The Manager currently allocates the Fund's assets, generally on an equal basis, among four investment sub-advisors:

  Causeway Capital Management LLC

  Lazard Asset Management LLC

  Templeton Investment Counsel, LLC

  The Boston Company Asset Management, LLC
  ("The Boston Company")

The Boston Company has recently been selected as a sub-advisor to the Fund, and as such, the Manager intends to gradually increase the portion of Fund assets under The Boston Company's management to approximate that of the other sub-advisors.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to that stock's country, sector or industry):


- above-average return on equity or earnings growth potential,

- below-average price to earnings or price to cash flow ratio,

- below-average price to book value ratio, and

- above-average dividend yields.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Manager believes that this strategy will help the Fund outperform other investment styles over the longer term while minimizing volatility and downside risk. A sub-advisor may trade forward foreign currency contracts or currency futures in an attempt to reduce the Fund's risk exposure to adverse fluctuations in currency exchange rates.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by all nationally recognized statistical rating organizations rating that security (such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc.). To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund's name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.

Principal Risk Factors
----------------------

MARKET RISK
Since this Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund's investments in stocks of a particular country will decline due to drops in that country's stock market. In general, the value of the Fund will move in the same direction as the international stock markets in which it invests, which will vary from day to day in response to the activities of individual companies and general market, economic and political conditions of that country.

FOREIGN INVESTING RISK
Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity and greater volatility of foreign investments; (4) lack of


--------------------------------------------------------------------------------

Prospectus                             13                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------

uniform accounting, auditing and financial reporting standards; (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (6) increased price volatility; (7) delays in transaction settlement in some foreign markets; and (8) adverse impact of conversion to the euro for countries joining the European Monetary Union.

MARKET TIMING RISK
Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's determination of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities. For further information regarding the Fund's fair valuation and market timing policies, please see the sections titled Valuation of Shares and Market Timing.

DERIVATIVES RISK
The Fund may use derivatives, such as futures contracts and foreign currency forward contracts as a hedge against foreign currency fluctuations. There can be no assurance that any strategy used will succeed. If one of the sub-advisors incorrectly forecasts currency exchange rates in utilizing a derivatives strategy for the Fund, the Fund could lose money.

SECURITIES SELECTION RISK
Securities selected by a sub-advisor for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

INVESTMENT RISKS
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.


Investor Profile
----------------

This Fund may be appropriate for investors who:


- need to fund a long-term objective that requires growth of capital, such as a child's college education or a comfortable retirement,

- seek to complement U.S. stock holdings with an international stock mutual fund that invests in large, well-capitalized foreign companies,

- want to take advantage of the expertise of leading international equity investment advisors, or

- are willing to accept the increased risks of international investing, including currency and exchange rate risks, accounting differences and political risks.

Historical Performance
----------------------

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index and the Lipper International Funds Index, a composite of mutual funds with the same investment objective as the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. The Service Class of the Fund began offering its shares on May 1, 2003. However, another class of shares of the Fund not offered in this Prospectus began offering its shares on August 1, 1994. In the chart and table below, performance results before May 1, 2003 are for the older class of the Fund. Because the other class had lower expenses, its performance was better than the Service Class of the Fund would have realized in the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                (AMR BAR CHART)

          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

95..........................................................   17.20%
96..........................................................   19.33%
97..........................................................    9.26%
98..........................................................   11.52%
99..........................................................   26.52%
00..........................................................   -4.36%
01..........................................................  -15.75%
02..........................................................  -14.10%
03..........................................................   41.43%
04..........................................................   23.31%



--------------------------------------------------------------------------------

About the Funds                        14                             Prospectus

AMERICAN BEACON

--------------------------------------------------------------------------------

Total Return for the
  Quarter Ended 3/31/05:                -0.20%
Highest Quarterly Return:               21.79%
  (1/1/95 through 12/31/04)       (2nd Quarter 2003)
Lowest Quarterly Return:               -22.51%
  (1/1/95 through 12/31/04)       (3rd Quarter 2002)

                                AVERAGE ANNUAL TOTAL RETURN
                               -----------------------------
                                      AS OF 12/31/04
                               -----------------------------
                               1 YEAR    5 YEARS    10 YEARS
                               ------    -------    --------
RETURN BEFORE TAXES            23.31%     3.84%      10.04%
RETURN AFTER TAXES ON
  DISTRIBUTIONS                22.92%     3.11%       8.80%
RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                  15.33%     2.95%       8.22%
------------------------------------------------------------
EAFE Index(1)                  20.25%    -1.13%       5.62%
Lipper International Funds
  Index                        18.61%    -0.90%       7.20%

(1) The EAFE Index is an unmanaged index of international stock investment performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.


Fees and Expenses
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.(1)

Shareholder Fees
(fees paid directly from your investment)

Redemption Fee
(as a percentage of amount redeemed, if applicable)    2.00%(2)

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                       0.34%
Distribution (12b-1) Fees                             0.25
Other Expenses                                        0.67(3)
                                                     -----
TOTAL ANNUAL FUND OPERATING EXPENSES                  1.26%
                                                     =====

(1) The expense table and the Example below reflect the expenses of both the Fund and the International Equity Portfolio of the Master Trust.

(2) Fee applies to the proceeds of shares that are redeemed within 30 days of their purchase. A $10 fee may also apply if redemption proceeds are sent by wire.

(3) Other Expenses have been restated to reflect current fees.


Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR .................................  $  128
3 YEARS.................................  $  400
5 YEARS.................................  $  692
10 YEARS................................  $1,523


Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Fund's website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.


--------------------------------------------------------------------------------

Prospectus                             15                        About the Funds

AMERICAN BEACON

HIGH YIELD BOND FUND(SM)
--------------------------------------------------------------------------------


Investment Objective
--------------------

High current income and capital appreciation.


Principal Strategies
--------------------

This Fund seeks to maximize current income by investing in a diversified portfolio of public and private issue debt securities that are generally rated below investment grade (such as BB or lower by Standard & Poor's Ratings Services and/or Ba or lower by Moody's Investors Service, Inc.) or deemed to be below investment grade by the investment sub-advisor. These types of securities are commonly referred to as "junk bonds." The Fund seeks capital appreciation by investing in issues whose relative value is expected to increase over time.

The Manager currently allocates all of the Fund's assets to Post Advisory Group, LLC ("Post").

The Fund seeks its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of domestic and foreign high yield bonds. High yield issuers are generally those which have below investment grade ratings because they are relatively small in size, relatively young in years, relatively leveraged financially (perhaps borrowing heavily to finance expansion or due to a leveraged buyout), or formerly "blue chip" companies that have encountered some financial difficulties.

The weighted average maturity of the Fund's debt securities is generally expected to be from six to eight years. In selecting investments, Post relies heavily on internal research and credit analysis. Post will adjust the Fund's overall credit rating and average maturity based on its judgment of the economic climate, industry dynamics, and values in the high yield market.

Post expects to make, to a lesser extent, other investments including foreign securities, common and preferred stocks, convertible securities, warrants, rights, and options, in keeping with the Fund's overall investment objective. From time to time, Post may take short equity positions as a hedge against selected high yield bond positions.

Under adverse market conditions, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term debt obligations. Investment grade obligations include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by all nationally recognized statistical rating organizations rating that security (such as Standard & Poor's Ratings Services or Moody's Investors Service, Inc.). To the extent that the Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.

As noted above, the Fund has a policy of investing at least 80% of its assets in securities that are consistent with the Fund's name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and the Prospectus will be supplemented.


Principal Risk Factors
----------------------

INTEREST RATE RISK
The Fund is subject to the risk that the market value of the bonds it holds will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

CREDIT RISK
The Fund is subject to the risk that the issuer of a bond will fail to make timely payment of interest or principal. A decline in an issuer's credit rating can cause its price to go down. Since the Fund invests in lower-quality debt securities considered speculative in nature, this risk will be substantial.

HIGH YIELD SECURITIES RISK
Investing in junk bonds generally involves significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy.

MARKET RISK
Market risk involves the possibility that the value of the Fund's investments will decline due to drops in the overall high yield bond market. Changes in the economic climate, investor perceptions, and stock market volatility can cause the prices of the Fund's investments to decline, regardless of the financial conditions of the issuers held by the Fund.


--------------------------------------------------------------------------------

About the Funds                        16                             Prospectus

AMERICAN BEACON

--------------------------------------------------------------------------------

FOREIGN INVESTING RISK
Investing in foreign securities carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, (7) delays in transaction settlement in some foreign markets, and (8) adverse impact of conversion to the euro for countries joining the European Monetary Union.

LIQUIDITY RISK
High yield bonds tend to be less liquid than higher-rated bonds. This means that the Fund may experience difficulty selling the Fund's investments at favorable prices. In addition, valuation of the Fund's investments may become more difficult if objective market prices are unavailable.

MARKET TIMING RISK
Because the Fund invests in high yield bonds that may lack market liquidity, it is subject to the risk of market timing activities. The limited trading activity of some high yield bonds may result in market prices that do not reflect the true market value of these illiquid securities. In such instances, the Fund may fair value illiquid securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities. For further information regarding the Fund's fair valuation and market timing policies, please see the sections titled Valuation of Shares and Market Timing.

HEDGING RISK
Gains or losses from positions in hedging instruments, such as options or short sales, may be much greater than the instrument's original cost. The counterparty may be unable to honor its financial obligation to the Fund. In addition, Post may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth.

SECURITIES SELECTION RISK
Securities selected by Post for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

INVESTMENT RISKS
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.


Historical Performance
----------------------

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index and the Lipper High Current Yield Funds Index, a composite of mutual funds with the same investment objective as the Fund. The returns of the broad-based market index do not reflect fees, expenses or taxes. The Service Class of the Fund began offering its shares on May 1, 2003. However, two other classes of shares of the Fund not offered in this Prospectus began offering their shares on December 29, 2000 and March 1, 2002, respectively. In the chart and table below, performance results before March 1, 2002 are for the Institutional Class, and performance results from March 1, 2002 through April 30, 2003 are for the PlanAhead Class of the Fund. Because the other classes had lower expenses, their performance was better than the Service Class of the Fund would have realized in the same period. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                                (AMR BAR CHART)

          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

01..........................................................   8.99%
02..........................................................   6.21%
03..........................................................  17.02%
04..........................................................   8.62%

Total Return for the
  Quarter Ended 3/31/05:                  -1.62%
Highest Quarterly Return:                 6.83%
  (1/1/01 through 12/31/04)         (4th Quarter 2001)
Lowest Quarterly Return:                  -4.04%
  (1/1/01 through 12/31/04)         (3rd Quarter 2001)



--------------------------------------------------------------------------------

Prospectus                             17                        About the Funds

AMERICAN BEACON

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL TOTAL RETURN
                                ----------------------------
                                       AS OF 12/31/04
                                ----------------------------
                                            SINCE INCEPTION
                                 1 YEAR       (12/29/00)
                                --------   -----------------
RETURN BEFORE TAXES               8.62%          10.12%
RETURN AFTER TAXES ON
  DISTRIBUTIONS                   6.17%           7.19%
RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE OF
  FUND SHARES                     4.15%           6.05%
------------------------------------------------------------
Lehman Bros. U.S. High Yield
  Index(1)                       11.14%          10.44%
Lipper High Current Yield
  Funds Index                    10.34%           7.72%

(1)The Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed income securities with a maximum credit rating of Ba1, a minimum amount outstanding of $100 million, and at least one year to maturity.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the Return After Taxes on Distributions and Sale of Fund Shares may be higher than the other returns for the same period. This occurs when a capital loss is realized upon redemption, resulting in a tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.


Fees and Expenses
-----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the High Yield Bond Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                        0.52%(1)
Distribution (12b-1) Fees                              0.25
Other Expenses                                         5.28(1)
                                                       ----
Total Annual Fund Operating Expenses                   6.05%
                                                       ====
Expense Reimbursement                                  4.55(2)
NET EXPENSES                                           1.50%

(1)Management Fees and Other Expenses have been restated to reflect current fees.

(2) The Manager has contractually agreed to reimburse the Fund for Other Expenses through February 28, 2006 to the extent that Total Annual Fund Operating Expenses exceed 1.50%. The contractual expense reimbursement can be changed by approval of a majority of the Fund's Board of Trustees. In addition, the Manager may decide voluntarily to waive additional fees or reimburse the Fund for other expenses. The Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements made on or after July 10, 2003 (the date this reimbursement policy was approved by the Board of Trustees). Such reimbursements to the Manager will be made only if the reimbursement (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Fund's Total Annual Fund Operating Expenses to exceed 1.50%.


Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expense remain the same. Because the Manager has contractually agreed to reimburse expenses only through February 28, 2006, Net Expenses were used to calculate the cost in year one, and Total Annual Fund Operating Expenses were used to calculate costs for years two through ten. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR .................................    $153
3 YEARS.................................  $1,392
5 YEARS.................................  $2,605
10 YEARS................................  $5,529



Portfolio Holdings
------------------

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's Statement of Additional Information, which you may access on the Funds' website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.


--------------------------------------------------------------------------------

About the Funds                        18                             Prospectus

The Manager
-----------

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager, located at 4151 Amon Carter Boulevard, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation. The Manager was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. Prior to March 1, 2005, the Manager's was known as AMR Investment Services, Inc. As of December 31, 2004, the Manager had approximately $36.5 billion of assets under management, including approximately $16.4 billion under active management and $20.1 billion as named fiduciary or financial advisor. Approximately $20.5 billion of the Manager's total assets under management were related to AMR Corporation.

The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds. The Manager

- develops the investment programs for each Fund,

- selects and changes sub-advisors (subject to requisite approvals),

- allocates assets among sub-advisors,

- monitors the sub-advisors' investment programs and results,

- coordinates the investment activities of the sub-advisors to ensure compliance with regulatory restrictions,

- oversees each Fund's securities lending activities and actions taken by the securities lending agent, and

- with the exception of the International Equity and High Yield Bond Funds, invests the portion of Fund assets which the sub-advisors determine should be allocated to high quality short-term debt obligations.

As compensation for providing management services, the Manager receives an annualized advisory fee that is calculated and accrued daily, equal to 0.10% of the net assets of each Fund.

The Manager receives a fee of 0.10% of the net assets of the Balanced Fund (as noted above) plus a fee of 0.15% of the Fund's net fixed income assets under its management. In addition, the Funds pay the Manager the amounts due to their respective sub-advisors. The Manager then remits these amounts to the sub-advisors.

The Manager also may receive up to 25% of the net annual interest income or up to 25% of loan fees in regards to securities lending activities. Currently, the Manager receives 10% of the net annual interest income from the investment of cash collateral or 10% of the loan fees posted by borrowers. The Securities and Exchange Commission ("SEC") has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The management fees paid by the Funds for the fiscal year ended October 31, 2004, net of reimbursements and shown as a percentage of average net assets, were as follows:

                                       MANAGEMENT
FUND                                      FEES
----                                   ----------
Balanced.............................    0.29%
Large Cap Value......................    0.31%
Small Cap Value......................    0.42%
International Equity.................    0.34%
High Yield Bond......................    0.58%

William F. Quinn and Nancy A. Eckl are the leaders of the Manager's portfolio management team that has joint responsibility for the day-to-day management of the Funds. Mr. Quinn and Ms. Eckl are responsible for developing each Fund's investment program and recommending sub-advisors to the Funds' Board of Trustees. In addition, Ms. Eckl, in conjunction with the team members listed below, oversees the sub-advisors, reviews each sub-advisor's performance and allocates the Funds' assets among the sub-advisors and the Manager, as applicable.

FUNDS UNDER MANAGEMENT    TEAM MEMBERS
----------------------    ------------
Balanced and Large Cap
  Value.................  Adriana R. Posada
Small Cap Value.........  Adriana R. Posada and
                          Jeremy W. Merchant
International Equity and
  High Yield Bond.......  Kirk L. Brown and
                          Jeremy W. Merchant

Mr. Quinn is President of the Manager and has served on the portfolio management team since the inception of the Funds in 1987. Ms. Eckl has served on the portfolio management team since becoming Vice President of Trust Investments for the Manager in May 1995. Ms. Posada became Manager of Trust Investments and a member of the team in October 1998. Mr. Brown is Manager of International and Private Investments, and he has served on the portfolio management team since February 1994. Mr. Merchant is Senior Trust Analyst and has served on the portfolio management team since July 2002. Mr. Merchant joined the Manager in March 2000 and had responsibility for client relations and sales support prior to becoming a member of the portfolio management team. The Funds' Statement of Additional Information ("SAI") provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Funds they manage and their compensation.

Michael W. Fields oversees the team responsible for the portfolio management of a portion of the Balanced Fund. Mr. Fields has been with the Manager since it was founded in 1986 and serves as Vice President of Fixed Income Investments. As the leader of the team, Mr. Fields determines the overall strategy for the Manager's portion of the Balanced Fund. In addition to Mr. Fields, the team responsible for the portfolio management of the Balanced Fund includes Patrick
A. Sporl and Gyeong Kim. Mr. Sporl has served as a Senior Portfolio Manager since January 1999 and has managed a portion of the Balanced Fund since September 2001. He is primarily responsible for implementing the strategy outlined by Mr. Fields by determining the Fund's hold-


--------------------------------------------------------------------------------

Prospectus                             19                        About the Funds
ings and characteristics. Ms. Kim has served as Portfolio Manager to the Balanced Fund since November 2002. Prior to becoming a Portfolio Manager, Ms. Kim had been the Manager of Credit Research and Analysis for the Manager since June 1998. She has responsibility for credit and relative value analysis of corporate bonds. The Funds' SAI provides additional information about Mr. Fields, Mr. Sporl, and Ms. Kim, including other accounts they manage, their ownership in the Balanced Fund and their compensation.

The Sub-Advisors
----------------
Each Fund's assets are allocated among one or more sub-advisors by the Manager. The assets of the Balanced Fund are allocated by the Manager among the Manager and three other sub-advisors. Each sub-advisor has discretion to purchase and sell securities for its segment of a Fund's assets in accordance with the Fund's objectives, policies, restrictions and more specific strategies provided by the Manager. Pursuant to an exemptive order issued by the SEC, the Manager is permitted to enter into new or modified investment advisory agreements with existing or new sub-advisors without approval of a Fund's shareholders, but subject to approval of the Funds' Board of Trustees ("Board") and for the International Equity Fund, approval of the AMR Trust Board. The Prospectus will be supplemented if additional sub-advisors are retained or the contract with any existing sub-advisor is terminated.

Set forth below is a brief description of each sub-advisor and the portfolio managers with primary responsibility for the management of the Funds. The Funds' SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("BARROW"), 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204, is a professional investment counseling firm that has been providing investment advisory services since 1979. The firm is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc, an international financial services group. As of December 31, 2004, Barrow had discretionary investment management authority with respect to approximately $42 billion of assets, including approximately $1.5 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Barrow serves as a sub-advisor to the Balanced, Large Cap Value and Small Cap Value Funds.

Barrow manages client assets on a team basis for their equity and fixed income strategies. The members of the team for each Fund are listed below.

                                                    BUSINESS
NAME AND TITLE OF             LENGTH OF SERVICE    EXPERIENCE
PORTFOLIO MANAGERS                 TO FUND        PAST 5 YEARS
------------------            -----------------  --------------
Balanced & Large Cap Value
 Funds
James P. Barrow
 Portfolio Manager/Partner     Since Inception     Portfolio
                                                 Manager/Barrow
Small Cap Value Fund
James S. McClure
 Portfolio Manager               Since 2003        Portfolio
                                                 Manager/Barrow
John P. Harloe
 Portfolio Manager               Since 2003        Portfolio
                                                 Manager/Barrow
Balanced Fund
John S. Williams
 Portfolio Manager             Since Inception     Portfolio
                                                 Manager/Barrow
David H. Hardin
 Portfolio Manager             Since Inception     Portfolio
                                                 Manager/Barrow
J. Scott McDonald
 Portfolio Manager               Since 1994        Portfolio
                                                 Manager/Barrow
Mark C. Luchsinger
 Portfolio Manager               Since 1996        Portfolio
                                                 Manager/Barrow
Deborah A. Petruzzelli
 Portfolio Manager               Since 2002      Barrow/Victory
                                                   Capital(1)

(1) Prior to joining Barrow in 2002, Debbie Petruzzelli was a portfolio manager with Victory Capital.

Barrow's equity portfolio managers and analysts work as a team for the purposes of generating and researching investment ideas within the large, mid, and small cap segments of the market. Individual equity security holdings and their weightings in Barrow's portion of the Balanced, Large Cap Value and Small Cap Value Funds are the result of input from both analysts and portfolio managers. However, the ultimate decision for inclusion and weighting in a Fund rests with the senior portfolio manager for large cap, and with the senior management team for the small cap strategy. While all of Barrow's equity portfolio managers act as generalists, each portfolio manager also has a specific sector responsibility along with an analyst member of the team. This serves as an internal mentoring process, in addition to assuring that Barrow has adequate coverage across all sectors and market capitalization ranges.

Barrow manages its fixed income portion of the Balanced Fund using a team approach, with investment strategy decisions resulting from a consensus of its fixed income professionals -- five senior portfolio managers and two dedicated research analysts. All five portfolio managers are generalists, but each also has specific responsibilities for strategic focus on particular aspects of the marketplace and the portfolio structure strategy. Fixed income research responsibilities are divided among the team members, each specializing in areas in which they have particular expertise and interest. Individual bond selection decisions are also consistently made across all portfolios having similar investment objectives.



--------------------------------------------------------------------------------

About the Funds                        20                             Prospectus

BRANDYWINE ASSET MANAGEMENT, LLC ("BRANDYWINE"), 201 North Walnut Street, Wilmington, Delaware 19801, is a professional investment counseling firm founded in 1986. Brandywine is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 2004, Brandywine had assets under management totaling approximately $18.5 billion, including approximately $2.2 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Brandywine serves as a sub-advisor to the Balanced, Large Cap Value and Small Cap Value Funds.

                     Brandywine Portfolio Managers for the
                       Balanced and Large Cap Value Funds
                   -----------------------------------------

Paul R. Lesutis, CFA, Managing Director, is a member of Brandywine's Executive Committee and serves as lead Portfolio Manager of Brandywine's fundamental large cap value equity strategy. In addition, he is responsible for research coverage of the Banks and Paper & Forest Products sectors, contributing insight and stock recommendations to all of Brandywine's domestic equity products. Mr. Lesutis joined Brandywine in 1991 and has served as lead portfolio manager to Brandywine's portion of the Balanced and Large Cap Value Funds since 1996.

Earl J. Gaskins, Managing Director, is a lead Portfolio Manager for Brandywine's large cap value and socially responsible large cap value equity strategies and is Co-Manager for the fundamental large cap value equity strategy. He is responsible for research coverage of the Chemicals and Energy sectors, contributing industry insight and stock recommendations to all of Brandywine's equity products. Mr. Gaskins has been with Brandywine since 1996 and has co-managed Brandywine's portion of the Balanced and Large Cap Value Funds since 1996.

Stephen S. Smith, Executive Vice President, is a member of Brandywine's Executive Committee, serves as co-lead Portfolio Manager for Brandywine's fixed income and balanced strategies and also contributes his extensive knowledge of global markets and currencies to support the research efforts for international/global value equity strategies. Mr. Smith is also a member of Brandywine's large cap value equity team and is responsible for research coverage of the Tobacco, Healthcare, and Financial Services industries, contributing insight and stock recommendations to all of Brandywine's equity products. He joined Brandywine in 1991 and has served as a portfolio manager to Brandywine's portion of the fixed income portion of the Balanced Fund since April 1996.

                     Brandywine Portfolio Managers for the
                              Small Cap Value Fund
                            ------------------------

Henry F. Otto, Managing Director, is the founder and Co-Manager for Brandywine's diversified value equity strategy and assists in ongoing research into value investing and designing quantitative evaluation tools. Mr. Otto is a member of Brandywine's Executive Committee and currently serves as the Committee's Chair. He joined Brandywine in 1987 and has served as a portfolio manager to Brandywine's portion of the Small Cap Value Fund since December 1998.

Steven M. Tonkovich, Managing Director, is a member of Brandywine's Executive Committee, serves as Co-Manager for Brandywine's diversified value equity strategy and is integral to ongoing research into value investing, to designing quantitative evaluation tools and to managing Brandywine's information systems. Mr. Tonkovich has been with Brandywine since 1989 and has served as a portfolio manager to Brandywine's portion of the Small Cap Value Fund since December 1998.

CAUSEWAY CAPITAL MANAGEMENT LLC ("CAUSEWAY"), 11111 Santa Monica Blvd., Suite 1550, Los Angeles, California 90025, is a professional international and global equity asset management firm. Causeway began operations in June 2001 and was founded by the key international value equity management personnel at the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P., a former sub-advisor to the International Equity Fund. As of December 31, 2004, Causeway had approximately $10.8 billion in assets under management, including approximately $1.4 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Causeway serves as a sub-advisor to the International Equity Fund.

Sarah H. Ketterer is the Chief Executive Officer of Causeway and is a portfolio manager of the International Equity Fund. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of MLIM since 1996, where she was a Managing Director and co-head of the International and Global Value Equity team in Los Angeles. Ms. Ketterer has co-managed Causeway's portion of the Fund since May 1993. Harry W. Hartford is the President of Causeway and is a portfolio manager of Causeway's portion of the Fund. Mr. Hartford co-founded Causeway in June 2001. Previously, he was with the Hotchkis and Wiley division of MLIM since 1996, where he was a Managing Director and co-head of the International and Global Value Equity team in Los Angeles. Mr. Hartford has co-managed Causeway's portion of the Fund since May 1994.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC ("HOTCHKIS"), 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017, is a professional domestic equity management firm. Hotchkis was formed in October 2001 from the key domestic equity management personnel at Merrill Lynch Investment Managers, L.P., a former sub-advisor to the Funds. As of December 31, 2004, Hotchkis had approximately $19.4 billion in assets under management, including approximately $1.0 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Hotchkis serves as a sub-advisor to the Balanced, Large Cap Value and Small Cap Value Funds.

In addition to the Funds, Hotchkis manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process is the same for similar accounts, including the Funds and is driven by team-oriented, in-depth, fundamental research. The investment research staff is organized by industry coverage and supports all of the accounts managed in each of Hotchkis' investment strategies. Weekly research meetings provide a forum where analysts and portfolio man-



--------------------------------------------------------------------------------

Prospectus                             21                        About the Funds
agers discuss current investment ideas within their assigned industries. Generally, the entire investment team, or a sub-set of the team, then debates the merits of recommendations, taking into account the prevailing market environment, the portfolio's current composition, and the relative value of alternative investments. The culmination of this process is the formation of a "target portfolio" for each investment strategy representing the best investment ideas with appropriate weights for each of the holdings.

Although the Balanced, Large Cap Value and Small Cap Value Funds are managed by Hotchkis' investment team, Hotchkis has identified the five portfolio managers with the most significant responsibility for Hotchkis' portion of each Fund's assets. This list does not include all members of the investment team.

                      Hotchkis Portfolio Managers for the
                       Balanced and Large Cap Value Funds
                   -----------------------------------------

George Davis, Patricia McKenna, Sheldon Lieberman, Joe Huber, and Stan Majcher participate in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. Mr. Davis, Ms. McKenna and Mr. Lieberman have authority to direct trading activity for the Funds. Mr. Huber and Mr. Majcher are jointly responsible for the day-to-day management of the Funds' cash flows, which includes directing the Funds' purchases and sales to ensure that the Funds' holdings remain reflective of the "target portfolio."

Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis in 1988 as Portfolio Manager and Analyst and became a portfolio manager to Hotchkis' portion of the Funds at that time. Ms. McKenna, currently Principal and Portfolio Manager, joined Hotchkis in 1995 as Portfolio Manager and Analyst, at which time she began managing Hotchkis' portion of the Funds. Mr. Lieberman, currently Principal and Portfolio Manager, joined Hotchkis in 1994 as Portfolio Manager and Analyst and has managed Hotchkis' portion of the Funds since then. Mr. Huber, currently Principal, Portfolio Manager and Director of Research, joined Hotchkis in 2000 as Portfolio Manager and Analyst and soon thereafter became the Director of Research. He has been a portfolio manager to Hotchkis' portion of the Funds since 2000. Mr. Majcher, currently Principal and Portfolio Manager, joined Hotchkis in 1996 as Analyst and became Portfolio Manager in 1999. He has served as portfolio manager to Hotchkis' portion of the Funds since 1996.

                      Hotchkis Portfolio Managers for the
                              Small Cap Value Fund
                            ------------------------

David Green, Jim Miles, Joe Huber, Stan Majcher, and George Davis participate in the investment decision process during the group meetings in which the team decides the stock/weight selection for the target portfolio. Mr. Huber, Mr. Majcher and Mr. Davis have authority to direct trading activity for the Fund. Mr. Green and Mr. Miles are jointly responsible for the day-to-day management of the Fund's cash flows, which includes directing the Fund's purchases and sales to ensure that the Fund's holdings remain reflective of the "target portfolio."

Mr. Green, currently Principal and Portfolio Manager, joined Hotchkis in 1997 as Portfolio Manager and Analyst. He has managed Hotchkis' portion of the Fund since 1999. Mr. Miles, currently Principal and Portfolio Manager, joined Hotchkis in 1995 as Portfolio Manager and Analyst. He has served as portfolio manager to Hotchkis' portion of the Fund since 1999. Mr. Huber, currently Principal, Portfolio Manager and Director of Research, joined Hotchkis in 2000 as Portfolio Manager and Analyst and soon thereafter became the Director of Research. He has been a portfolio manager to Hotchkis' portion of the Fund since 2000. Mr. Majcher, currently Principal and Portfolio Manager, joined Hotchkis in 1996 as Analyst and became Portfolio Manager in 1999, at which time he became a portfolio manager to Hotchkis' portion of the Fund. Mr. Davis, currently Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis in 1988 as Portfolio Manager and Analyst. He has served as portfolio manager to Hotchkis' portion of the Funds since 1999.

LAZARD ASSET MANAGEMENT LLC ("LAZARD"), 30 Rockefeller Plaza, New York, New York 10112, an SEC registered investment advisor, is a subsidiary of Lazard Freres & Co. LLC, a registered broker-dealer. Lazard and its affiliates provided investment management services to client discretionary accounts with assets totaling approximately $76.5 billion as of December 31, 2004, including approximately $1.1 billion of assets of AMR Corporation and its subsidiaries and affiliated entities. Lazard serves as a sub-advisor to the International Equity Fund.

The following individuals comprise Lazard's International Equity management team, which is responsible for the day to day management of a portion of the International Equity Fund. Responsibility is shared equally among each member of the team.

John R. Reinsberg is a Deputy Chairman of Lazard with responsibility for international and global products. He also oversees the day-to-day operations of Lazard's International Equity investment team. He joined Lazard in 1991 and began working in the investment field in 1981. Mr. Reinsberg has managed Lazard's portion of the Fund since March 1999.

Gabrielle Boyle is a Senior Managing Director of Lazard. She is a Portfolio Manager on Lazard's International Equity team and a member of the London-based European Equity team. She joined Lazard in 1993 and has been working in the investment field since 1990. Ms. Boyle has managed Lazard's portion of the Fund since May 2003.

Michael A. Bennett is a Managing Director of Lazard and a Portfolio Manager for the International Equity, International Equity Select, European Equity Select, and Global Equity teams. He joined Lazard in 1992 and has worked in the investment field since 1987. Mr. Bennett has managed Lazard's portion of the Fund since May 2003.


--------------------------------------------------------------------------------

About the Funds                        22                             Prospectus

Michael Powers is a Managing Director of Lazard and a member of the International Equity, International Equity Select, and European Equity Select teams. He joined Lazard in 1990. Mr. Powers has managed Lazard's portion of the Fund since May 2003.

METROPOLITAN WEST CAPITAL MANAGEMENT, LLC ("METWEST CAPITAL"), 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660, is a professional investment counseling firm founded in 1997. The firm is majority owned by its key professionals and minority owned by Metropolitan West Financial, LLC. As of December 31, 2004, MetWest Capital had approximately $2.6 billion of assets under management, which included approximately $451.3 million of assets of AMR Corporation and its subsidiaries and affiliated entities. MetWest Capital serves as a sub-advisor to the Large Cap Value Fund.

Howard Gleicher oversees the MetWest Capital investment team with responsibility for a portion of the Large Cap Value Fund. Mr. Gleicher has served as Chief Investment Officer since MetWest Capital's inception in August 1997 and has managed MetWest Capital's portion of the Fund since November 2000. In addition to Mr. Gleicher, the Fund's investment team includes Gary W. Lisenbee, David M. Graham and Jeffrey Peck. Mr. Lisenbee has served as Research Analyst since MetWest Capital's inception in August 1997 and has managed MetWest Capital's portion of the Fund since November 2000. Mr. Graham has served as Research Analyst since September 2000 and has managed the Fund since November 2000. From May 2000 through September 2000, he was a Senior Portfolio Manager and Research Analyst at Wells Fargo. From 1987 through 1999, he served as Vice President and Director of Research at Palley-Needelman Asset Management, Inc. Mr. Peck has served as Research Analyst since March 2004 and has managed Met West Capital's portion of the Fund since that time. From 2002 to March 2004, he was an equity research analyst with Janney Montgomery Scott, LLC. From 1998 through November 2001, he served as an equity research analyst at Bear Stearns & Company, Inc.

OPUS CAPITAL MANAGEMENT, INC. ("OPUS"), One West Fourth Street, Suite 415, Cincinnati, Ohio 45202, is an employee-owned registered investment advisor established in 1996. As of December 31, 2004, Opus had assets under management of approximately $360 million. Opus serves as a sub-advisor to the Small Cap Value Fund.

The Investment Committee at Opus is comprised of Len Haussler, President & Portfolio Manager, Kevin Whelan, Vice President, and Jon Detter, Research Analyst. Opus has a team approach to the buying and selling of individual securities, and a consensus is usually formed before any purchase or sale of a security is initiated. If there is a lack of consensus, the Portfolio Manager makes the final decision. If the Portfolio Manager is out of the office and unavailable for consultation, the remaining members of the Investment Committee are authorized to make investment decisions.

Len A. Haussler co-founded Opus in 1996 and serves as the lead portfolio manager for the firm. Mr. Haussler develops the investment strategy, directs investments and oversees trading for all client portfolios. He has over 22 years of investment experience and has managed a portion of the Small Cap Value Fund since January 2005. Kevin P. Whelan has served as Vice President of Opus since 1998. He is primarily responsible for conducting research and directing trades. Mr. Whelan has over seven years of investment experience and has managed a portion of the Fund since January 2005.

Jonathon M. Detter has served as Research Analyst for Opus since 2003. He is primarily responsible for conducting research and directing trades. Prior to joining Opus, Mr. Detter valued private and public firms at Valuation Research Company and Arthur Andersen LLP. He has over four years of investment and valuation experience and has managed a portion of the Fund since January 2005.

POST ADVISORY GROUP, LLC ("POST"), 11755 Wilshire Blvd., Suite 1400, Los Angeles, California 90025, is a high yield fixed income management firm and the successor advisory entity of Post Advisory Group, Inc., initially founded by Lawrence Post in April 1992. Post is majority owned by Principal Global Investors, LLC. As of December 31, 2004, Post had assets under management totaling approximately $6 billion, including approximately $401 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Post serves as sub-advisor to the High Yield Bond Fund.

As a firm, Post utilizes a co-manager system to protect the client and to ensure continuity of performance. The High Yield Bond Fund has been managed by Lawrence Post since its inception in December 2000, and Allan Schweitzer became co-manager in 2004. Lawrence Post, Chief Executive Officer, President and Chief Investment Officer of Post, has overall responsibility for the Fund's portfolio and investment process. Mr. Post has over 30 years of experience in the investment business, including 25 years in the high yield bond area. Mr. Schweitzer joined Post in 2000 from Trust Company of the West where he was a senior high yield analyst specializing in healthcare, media, and lodging research. He has over twelve years of experience in the high yield bond area.

TEMPLETON INVESTMENT COUNSEL, LLC ("TEMPLETON"), 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394, is an indirect wholly owned subsidiary of Franklin Resources, Inc., a global investment organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management services, through its Franklin, Templeton, Mutual Series and Fiduciary Trust subsidiaries. The San Mateo, CA-based company has over 50 years of investment experience and more than $402.2 billion in assets under management as of December 31, 2004. Of this amount, approximately $1.3 billion were assets of AMR Corporation and its subsidiaries and affiliated entities. Templeton serves as a sub-advisor to the International Equity Fund.



--------------------------------------------------------------------------------

Prospectus                             23                        About the Funds

Gary P. Motyl has served as a portfolio manager to Templeton's portion of the International Equity Fund since the Fund's inception in August 1991. Mr. Motyl is President of Templeton and Chief Investment Officer of Templeton Institutional Global Equities. He joined Templeton in 1981.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC ("THE BOSTON COMPANY"), One Boston Place, Boston, Massachusetts 02108, is a subsidiary of Mellon Financial Corporation. Assets under management as of December 31, 2004 were $49.9 billion, including approximately $845 million of assets of AMR Corporation and its subsidiaries and affiliated entities. Certain of the assets managed by The Boston Company are managed as dual officers of affiliated entities. The Boston Company serves as a sub-advisor to the Small Cap Value and International Equity Funds.

                 The Boston Company Portfolio Managers for the
                              Small Cap Value Fund
                            ------------------------

Joseph M. Corrado, Senior Vice President, is the lead portfolio manager for the US Small Cap Value Equity strategy for The Boston Company and he oversees the US Small Cap Value team. Mr. Corrado joined The Boston Company in 1986. Stephanie
K. Brandaleone, Vice President, and Edward R. Walter, Vice President, have served as US Small Cap Value Equity portfolio managers for The Boston Company since February 1999 and May 2004, respectively. Prior to becoming portfolio mangers, both Ms. Brandaleone and Mr. Walter served as research analysts, and they continue to fulfill certain research responsibilities in conjunction with their portfolio management duties. Ms. Brandaleone's research role involves covering a broad range of industries and special situations, while Mr. Walter focuses on the Health Care, Technology, Business Services and Industrial sectors. Mr. Corrado, Ms. Brandaleone and Mr. Walter have managed a portion of the Small Cap Value Fund since September 2004.

                 The Boston Company Portfolio Managers for the
                           International Equity Fund
                          ----------------------------

D. Kirk Henry is the Director of International Value Equities for The Boston Company. He is the lead portfolio manager for the International Value and Emerging Markets strategies. Mr. Henry joined The Boston Company in 1994. He has served as a portfolio manager for a portion of the International Equity Fund since September 2004.

Clifford A. Smith, Senior Vice President, has been with The Boston Company since 1998. Prior to becoming a portfolio manager in March 2003, he served as a research analyst. Mr. Smith has served as a portfolio manager for a portion of the International Equity Fund since September 2004. He continues to conduct research on a variety of regions and sectors, focusing on global technology and European capital goods companies.

All other assets of AMR Corporation and its affiliates under management by each respective sub-advisor (except assets managed by Barrow under the HALO Bond Program) are considered when calculating the fees for each sub-advisor. Including these assets lowers the investment advisory fees for each applicable Fund.


Valuation of Shares
-------------------

The price of each Fund's shares is based on its net asset value ("NAV") per share. Each Fund's NAV is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of shares outstanding. Equity securities are valued based on market value. Debt securities (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by a Fund's or Portfolio's applicable Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security's trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security's true market value. In addition, if a significant event, as determined by the Manager, that may affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of the Fund's NAV, fair value pricing would be used on the affected security or securities. Fair value pricing may be used by any of the Funds, but certain Funds are more likely to hold securities requiring fair value pricing. The International Equity Fund often fair values securities as a result of significant events occurring after the close of the foreign markets in which this Fund invests. In addition, the High Yield Bond Fund may invest in illiquid securities requiring fair value pricing.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds' fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Funds' fair valuation procedures.

The NAV of Service Class shares will be determined based on a pro rata allocation of the Fund's or portfolio's (as applicable) investment income, expenses and total capital gains and losses. Each Fund's NAV per share is determined as of the close of the New York Stock


--------------------------------------------------------------------------------

About the Funds                        24                             Prospectus

Exchange ("Exchange"), generally 4:00 p.m. Eastern Time, on each day on which it is open for business. Because the International Equity Fund invests in securities primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the NAV per share of this Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.


ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Purchase and Redemption of Shares
---------------------------------

Eligibility
-----------

Service Class shares are offered to all investors who invest through intermediary organizations, such as broker-dealers or third party administrators.

The Small Cap Value Fund closed to new investors as of the close of business on Friday, February 4, 2005. The Fund will continue to accept new investments (including reinvestments of dividends and capital gains distributions) from: (1) shareholders of the Fund who had open accounts on February 4, 2005; (2) participants in most qualified retirement plans if the Fund was designated as an available option as of February 4, 2005; (3) investors who had previously committed to invest in the Fund but whose accounts were not yet funded as of February 4, 2005; and (4) existing accounts managed on a discretionary basis by registered investment advisors that included the Fund in their discretionary account program as of February 4, 2005. Investors through financial intermediaries who did not have a funded position through the intermediary prior to February 4, 2005 will not be allowed to establish a new position after that date.

Opening an Account
------------------

A completed, signed application is required to open an account. You may obtain an application form by:

- calling 1-800-388-3344, or

- downloading an account application on the Funds' web site at www.americanbeaconfunds.com.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, your financial institution will ask for your name, address, date of birth, and other information that will allow it to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, tax ID numbers, and Social Security numbers for persons authorized to provide instructions on the account. Your financial institution is required by law to reject your new account application if the required identifying information is not provided.

Complete the application, sign it and

                                    Mail to:
                             American Beacon Funds
                                P.O. Box 219643
                           Kansas City, MO 64121-9643

Purchase Policies
-----------------

Shares of the Funds are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the Exchange (whichever comes first) on each day on which the Exchange is open for business.

If a purchase order is received in good order prior to the Fund's deadline, the purchase price will be the NAV per share next determined on that day. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business. Each Fund has the right to reject any purchase order or cease offering shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept "starter" checks, credit card checks, money orders, cashier's checks, official checks, or third party checks. No sales charges are assessed on the purchase or sale of Fund shares.

Redemption Policies
-------------------

Shares of any Fund may be redeemed by telephone, via the Funds' website, or by mail on any day that the Fund is open for business. The redemption price will be the NAV next determined after a redemption request is received in good order, minus a redemption fee, if applicable. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the Exchange (whichever comes first). For assistance with completing a redemption request, please call 1-800-388-3344.

Wire proceeds from redemption requests received by 4:00 p.m. Eastern Time are generally transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check may be delayed until the funds have cleared, which may take up to 15 days.

A redemption fee of 2% will be deducted from your redemption amount when you sell shares of the International Equity Fund that you have owned for less than 30 days. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading activity in and out of the Fund. If you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purposes of assessing the redemption fee. The redemption fee is not imposed on shares acquired through the reinvestment of distributions or shares redeemed through pre-authorized automatic re-


--------------------------------------------------------------------------------
Prospectus                             25                  About Your Investment
demption plans. In addition, the redemption fee may not apply to arrangements through financial intermediaries. The redemption fee will be imposed on shares held in retirement plans to the extent that plan intermediaries are able to charge the fee to plan participants for credit to the applicable Fund. See the section titled Market Timing for additional information.

The Funds reserve the right to suspend redemptions or postpone the date of payment (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund's investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds' shareholders.

Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the Fund or the Fund's corresponding portfolio.


Exchange Policies
-----------------

Shares of the Service Class of any Fund may be exchanged for shares of the Service Class of another Fund under certain limited circumstances. Since an exchange involves a concurrent purchase and redemption, please review the sections titled Purchase Policies and Redemption Policies for additional limitations that apply to purchases and redemptions. To exchange out of a Fund and into another, a shareholder must have owned shares of the redeeming Fund for at least 15 days. The minimum investment requirement must be met for the Fund into which the shareholder is exchanging. Fund shares may be acquired through exchange only in states in which they can be legally sold. The Funds will not accept more than one exchange in and out of any Fund within any rolling 90-day period. The Funds reserve the right to terminate the exchange privilege of any shareholder who violates the limit on exchanges. In addition, the Funds may reject an exchange order or terminate the exchange privilege of a shareholder, if the Manager determines that the shareholder is investing in a Fund to profit in day-to-day fluctuations of the Fund's NAV, also known as market timing, regardless of whether the shareholder violated the Funds' stated policy on the frequency of exchanges. See the section titled Market Timing for additional information on the Funds' policies to deter market timing.

HOW TO PURCHASE SHARES
By Check
- The minimum amount to open an account is $2,500. The minimum amount for subsequent investments by check is $50.
- Make check payable to the American Beacon Funds.
- Include the shareholder's account number, Fund name, and Fund number on the check.
- Mail check to:
  American Beacon Funds
  P.O. Box 219643
  Kansas City, MO 64121-9643
By Wire
If your account has been established, you may call 1-800-388-3344 or visit www.americanbeaconfunds.com (select "My
Account") to purchase shares by wire. The minimum amount to open an account is $2,500. The minimum amount for subsequent investments by wire is $500. Send a bank wire to State Street Bank and Trust Co. with these instructions:
- ABA# 0110-0002-8; AC-9905-342-3,
- Attn: American Beacon Funds-Service Class,
- the Fund name and Fund number, and
- shareholder's account number and registration.
By Exchange
- Send a written request to the address above, call 1-800-388-3344 or visit www.americanbeaconfunds.com.
- A $2,500 minimum is required to establish a new account in the Service Class of another American Beacon Fund by making an exchange.
- The minimum amount for each exchange is $50.



--------------------------------------------------------------------------------
About Your Investment                  26                             Prospectus

HOW TO REDEEM SHARES
By Telephone
- Call 1-800-388-3344 to request a redemption.
- Proceeds will generally be mailed only to the account address of record or transmitted by wire ($500 minimum) to a commercial bank account designated on the account application form.
By Mail
Write a letter of instruction including:
- the Fund name and Fund number,
- shareholder account number,
- shares or dollar amount to be redeemed, and
- authorized signature(s) of all persons required to sign for the account.
  Mail to:
  American Beacon Funds
  P.O. Box 219643
  Kansas City, MO 64121-9643
- Proceeds will only be mailed to the account address of record or transmitted by wire ($500 minimum) to a commercial bank account designated on the account application form.
To protect the Funds and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:
- with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or
- for an account whose address has changed within the last 30 days if proceeds are sent by check.
The Funds only accept STAMP 2000 Medallion signature guarantees, which may be obtained at most banks, broker-dealers and credit unions. A notary public can not provide a signature guarantee. Call 1-800-388-3344 for instructions and further assistance.

Via "My Account" on www.americanbeaconfunds.com
- Proceeds will only be mailed to the account address of record or transmitted by wire to a commercial bank account designated on the account application form.
- If bank instructions were not included on the account application form, please call 1-800-388-3344 to establish bank instructions.
- The minimum amount is $500 for a wire and $50 for a check.
By Exchange
- Send a written request to the address above or call 1-800-388-3344 to exchange shares.
- A $2,500 minimum is required to establish a new account in the Service Class of another American Beacon Fund by making an exchange.
- The minimum amount for each exchange is $50.



General Policies
----------------

If a shareholder's account balance in any Fund falls below $2,500, the shareholder may be asked to increase the balance. If the account balance remains below $2,500 after 45 days, the Funds reserve the right to close the account and send the proceeds to the shareholder. The Manager reserves the right to charge an annual account fee of $12 (to offset the costs of servicing accounts with low balances) if an account balance falls below certain asset levels.

A STAMP 2000 Medallion signature guarantee may be required in order to change an account's registration or banking instructions. You may obtain a STAMP 2000 Medallion signature guarantee at most banks, broker-dealers and credit unions, but not from a notary public.

The following policies apply to instructions you may provide to the Funds by telephone:


- The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

- The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

- Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Funds reserve the right to:


- liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the financial institution is unable to verify the shareholder's identity within three business days of account opening,

- modify or terminate the exchange privilege at any time, and

- seek reimbursement from the shareholder for any related loss incurred if payment for the purchase of Fund shares by check does not clear the shareholder's bank.

The Funds have authorized certain third party financial intermediaries, such as broker-dealers, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds. A Fund is


--------------------------------------------------------------------------------
Prospectus                             27                  About Your Investment
deemed to have received such orders when they are received by the financial intermediaries. Thus, an order to purchase or sell Fund shares will be priced at the Fund's next determined NAV after receipt by the financial intermediary.

Third parties who offer Fund shares may charge transaction fees and may set different minimum investments or limitations on buying or selling shares.


Market Timing
-------------

Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund's NAV is known as market timing. Market timing by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. The International Equity and High Yield Bond Funds are particularly at risk for market timing activity. Please see Market Timing Risk under the description of these Funds.

The Funds' Board of Trustees has adopted policies and procedures intended to discourage market timing. These policies include a redemption fee imposed on the International Equity Fund, which is described in the Redemption Policies section. In addition, the Funds have established limitations on exchanges between Funds, which are described in the Exchange Policies section. In general, the Funds reserve the right to reject any purchase order, terminate the exchange privilege or liquidate the account of any shareholder that the Manager determines has engaged in market timing.

Certain third parties that offer Fund shares have informed the Funds that they are unable to enforce the Fund's policies to discourage market timing. In addition, certain third parties do not provide information to the Funds regarding the activity of the underlying shareholders in omnibus accounts. Therefore, the Funds do not have the information necessary to detect market timing by those underlying shareholders. In some cases, third parties that offer Fund shares may provide exemptions from the Funds' market timing policies, or they may have even stricter policies to deter market timing. For more information, please contact the financial institution through which you invest in the Funds.


Distributions and Taxes
-----------------------

The Funds distribute most or all of their net earnings in the form of dividends from net investment income and distributions of realized net capital gains and gains from foreign currency transactions. Unless the account application instructs otherwise, distributions will be reinvested in additional Fund shares. Monthly distributions are paid to shareholders on the first business day of the following month. Distributions are paid as follows:

                                                    OTHER
                                                DISTRIBUTIONS
FUND                        DIVIDENDS PAID          PAID
----                        --------------      -------------
Balanced                       Annually           Annually
Large Cap Value                Annually           Annually
Small Cap Value                Annually           Annually
International Equity           Annually           Annually
High Yield Bond                Monthly            Annually

Usually, any dividends and distributions of net realized gains are taxable events. However, the portion of a Fund's dividends derived from its investments in certain direct U.S. Government obligations is generally exempt from state and local income taxes.

The following table outlines the typical tax liabilities for transactions in taxable accounts:

TYPE OF TRANSACTION                   TAX STATUS
-------------------                   ----------
Dividends from net investment         Ordinary income**
  income*
Distributions of excess net           Ordinary income
  short-term capital gain over net
  long-term capital loss*
Distributions of gains from certain   Ordinary income
  foreign currency transactions*
Distributions of excess net           Long-term capital
  long-term capital gain over net       gains
  short-term capital loss*
Redemptions or exchanges of shares    Long-term capital
  owned for more than one year          gains or losses
Redemptions or exchanges of shares    Net gains are treated
  owned for one year or less            as ordinary income;
                                        net losses are
                                        subject to special
                                        rules

   *whether reinvested or taken in cash
  **except for dividends that are attributable to qualified dividend income

To the extent distributions of the excess of net long-term capital gain over net short-term capital loss are attributable to net capital gain that a Fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009, they are subject to a 15% maximum federal income tax rate for individual shareholders, pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Act").

Some foreign countries may impose taxes on dividends paid to and gains realized by the International Equity Fund. The Fund may treat these taxes as a deduction or, under certain conditions, "flow the tax through" to its shareholders. In the latter event, a shareholder may either deduct the taxes or use them to calculate a credit against his or her federal income tax.

A portion of the dividends paid by the Balanced Fund, the Large Cap Value Fund, the Small Cap Value Fund, and the High Yield Bond Fund may be eligible for the 15% maximum federal income tax rate applicable to dividends that individuals receive through the year 2008 (enacted by the 2003 Act). The eligible portion for such a Fund may not exceed its QDI. QDI is the aggregate of dividends a Fund receives from most domestic corpora-



--------------------------------------------------------------------------------

About Your Investment                  28                             Prospectus
tions and certain foreign corporations. If a Fund's QDI is at least 95% of its gross income (as specially computed) and the Fund satisfies certain holding period, debt-financing and other restrictions with respect to the shares on which the dividends are paid, the entire dividend will qualify for the 15% maximum federal income tax rate. A portion of the dividends paid by these Funds may also be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing and other restrictions, but the eligible portion will not exceed the aggregate dividends a Fund received from domestic corporations. However, dividends that a corporate shareholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax. The International Equity Fund's dividends most likely will not qualify for the maximum 15% rate or for the dividends-received deduction.

Shareholders may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is generally treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes through the year 2008 on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

This is only a summary of some of the important income tax considerations that may affect Fund shareholders. Shareholders should consult their tax advisors regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Funds.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


Distribution of Fund Shares
---------------------------

The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, which allows the Funds to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. The Plan provides that each Fund will pay up to 0.25% per annum of the average daily net assets of the Service Class to the Manager (or another entity approved by the Board). Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges and result in costs higher than other types of sales charges.


Master-Feeder Structure
-----------------------

Under a master-feeder structure, a "feeder" fund invests all of its investable assets in a "master" fund with the same investment objective. The "master" fund purchases securities for investment. The master-feeder structure works as follows:

                        (MASTER-FEEDER STRUCTURE CHART)

The International Equity Fund can withdraw its investment in its corresponding portfolio at any time if the Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. A change in the portfolio's fundamental objective, policies and restrictions, which is not approved by the shareholders of the Fund, could require the Fund to redeem its interest in the portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the portfolio. Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund. If the International Equity Fund withdraws its investment in its corresponding portfolio, the Fund's assets will be invested directly in investment securities or in another master fund, according to the investment policies and restrictions described in this Prospectus.


Portfolio Holdings
------------------

A complete listing of each Fund's holdings is made available on the Funds' website on a monthly basis. The holdings information is generally posted to the website approximately thirty days after the end of each month and remains available for six months thereafter. To access a list of holdings, go to www.americanbeaconfunds.com and select "Monthly Fund Holdings" under the "I want info on..." menu on the home page.



--------------------------------------------------------------------------------
Prospectus                             29                 Additional Information

Delivery of Documents
--------------------

If you invest in the Funds through a financial institution, you may be able to receive the Funds' regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.


Financial Highlights
--------------------

The financial highlights tables are intended to help you understand each Fund's financial performance for the period of its operations. Certain information reflects financial results for a single Fund share. The total returns in each Fund's table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and distributions). The Balanced and Large Cap Value Funds began offering Service Class shares on June 1, 2005. The financial highlights tables for these two Funds represent the financial performance of the PlanAhead Class of shares for the past five fiscal years. The PlanAhead Class had lower expenses and higher performance than the Service Class would have realized over the same period. Each Fund's financial highlights were audited by Ernst & Young LLP, Independent Registered Public Accounting Firm. The report of Ernst & Young LLP, along with the Funds' financial statements, is found in the Funds' Annual Report, which you may obtain upon request.



--------------------------------------------------------------------------------
Additional Information                 30                             Prospectus

                                                                             BALANCED FUND-PLANAHEAD CLASS
                                                                --------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                                --------------------------------------------------------
                                                                 2004       2003          2002      2001(DEG)    2000(B)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                  -------    -------       -------    ---------    -------
Net asset value, beginning of period........................    $ 12.40    $ 10.81       $11.88      $ 12.08     $ 12.79
                                                                -------    -------       -------     -------     -------
Income from investment operations:
    Net investment income(AC)...............................       0.27       0.28(H)      0.41         0.51        0.53
    Net gains (losses) on securities (both realized and
      unrealized)(C)........................................       1.25       1.74(H)     (0.99)       (0.06)         --
                                                                -------    -------       -------     -------     -------
Total income (loss) from investment operations..............       1.52       2.02        (0.58)        0.45        0.53
                                                                -------    -------       -------     -------     -------
Less distributions:
    Dividends from net investment income....................      (0.30)     (0.43)       (0.41)       (0.65)      (0.46)
    Distributions from net realized gains on securities.....         --         --        (0.08)          --       (0.78)
                                                                -------    -------       -------     -------     -------
Total distributions.........................................      (0.30)     (0.43)       (0.49)       (0.65)      (1.24)
                                                                -------    -------       -------     -------     -------
Net asset value, end of period..............................    $ 13.62    $ 12.40       $10.81      $ 11.88     $ 12.08
                                                                =======    =======       =======     =======     =======
Total return................................................      12.44%     19.36%       (5.18)%       3.84%       4.88%
                                                                =======    =======       =======     =======     =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................    $21,571    $13,321       $10,561     $12,176     $11,643
    Ratios to average net assets (annualized):
        Expenses(C).........................................       0.93%      0.94%        0.90%        0.84%       0.90%
        Net investment income(C)............................       1.84%      2.40%        2.83%        3.29%       4.01%
    Portfolio turnover rate(F)..............................         62%        69%          84%         122%        121%

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) GSB Investment Management, Inc. was removed as an investment advisor to the Balanced Fund on March 1, 2000.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Balanced Portfolio through February 28, 2002.

(D) On September 7, 2001, AMR Investment Services, Inc. assumed management of the fixed income portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(E) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the equity portion of the Balanced Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(F) The Balanced Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(G) Independence Investment LLC was removed as an investment advisor to the Balanced Fund on November 30, 2000.

(H) For the year ended October 31, 2003, the net investment income and net gains (losses) on securities (both realized and unrealized) has been restated from
    0.36 and 1.66, respectively.



--------------------------------------------------------------------------------
Prospectus                             31                 Additional Information

                                                                      LARGE CAP VALUE FUND-PLANAHEAD CLASS
                                                              -----------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------
                                                               2004       2003       2002      2001(B D)    2000(E)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                -------    -------    -------    ---------    -------
Net asset value, beginning of period........................  $ 15.05    $ 12.09    $ 14.00     $ 15.40     $ 18.41
                                                              -------    -------    -------     -------     -------
Income from investment operations:
    Net investment income(AC)...............................     0.23       0.22(G)    0.25        0.26        0.60
    Net gains (losses) on securities (both realized and
      unrealized)(C)........................................     2.49       2.99(G)   (1.74)      (0.62)      (0.13)
                                                              -------    -------    -------     -------     -------
Total income (loss) from investment operations..............     2.72       3.21      (1.49)      (0.36)       0.47
                                                              -------    -------    -------     -------     -------
Less distributions:
    Dividends from net investment income....................    (0.23)     (0.25)     (0.25)      (0.55)      (0.43)
    Distributions from net realized gains on securities.....       --         --      (0.17)      (0.49)      (3.05)
                                                              -------    -------    -------     -------     -------
Total distributions.........................................    (0.23)     (0.25)     (0.42)      (1.04)      (3.48)
                                                              -------    -------    -------     -------     -------
Net asset value, end of period..............................  $ 17.54    $ 15.05    $ 12.09     $ 14.00     $ 15.40
                                                              =======    =======    =======     =======     =======
Total return................................................    18.26%     26.99%    (11.13)%     (2.47)%      4.56%
                                                              =======    =======    =======     =======     =======
Ratios and supplemental data:
    Net assets, end of period (in thousands)................  $51,489    $21,331    $15,941     $12,280     $11,507
    Ratios to average net assets (annualized):
        Expenses(C).........................................     0.94%      0.95%      0.93%       0.89%       0.84%
        Net investment income(C)............................     1.21%      1.57%      1.53%       1.54%       2.51%
    Portfolio turnover rate(F)..............................       29%        27%        34%         60%         58%

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) On October 9, 2001, Hotchkis and Wiley Capital Management, LLC assumed management of the Large Cap Value Fund's assets previously managed by Merrill Lynch Investment Managers, L.P.

(C) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services Large Cap Value Portfolio through February 28, 2002.

(D) Metropolitan West Capital Management, LLC replaced Independence Investment LLC as an investment advisor to the Large Cap Value Fund on December 1, 2000.

(E) GSB Investment Management, Inc. was removed as an investment advisor to the Large Cap Value Fund on March 1, 2000.

(F) The Large Cap Value Fund invested all of its investable assets in its corresponding Portfolio through February 28, 2002. Portfolio turnover rate through February 28, 2002 was that of the Portfolio.

(G) For the year ended October 31, 2003, the net investment income and net gains (losses) on securities (both realized and unrealized) has been restated from
    0.10 and 3.11, respectively.



--------------------------------------------------------------------------------
Additional Information                 32                             Prospectus

                                                                           SMALL CAP VALUE FUND-
                                                                               SERVICE CLASS
                                                              ------------------------------------------------
                                                                  YEAR ENDED             MAY 1 TO OCTOBER 31,
                                                              OCTOBER 31, 2004(D)               2003(A)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                -------------------        ---------------------
Net asset value, beginning of period........................        $ 15.92                    $   11.88
                                                                    -------                    ---------
Income from investment operations:
    Net investment income (loss)............................           0.01                           --
    Net gains (losses) on securities (both realized and
      unrealized)...........................................           3.00                         4.04
                                                                    -------                    ---------
Total income (loss) from investment operations..............           3.01                         4.04
                                                                    -------                    ---------
Less distributions:
    Dividends from net investment income....................             --                           --
    Distributions from net realized gains on securities.....          (0.44)                          --
                                                                    -------                    ---------
Total distributions.........................................          (0.44)                          --
                                                                    -------                    ---------
Net asset value, end of period..............................        $ 18.49                    $   15.92
                                                                    =======                    =========
Total return................................................          19.24%                       34.01%(B)
                                                                    =======                    =========
Ratios and supplemental data:
    Net assets, end of period (in thousands)................        $11,828                    $       1
    Ratios to average net assets (annualized):
      Expenses..............................................           1.38%                        1.49%
      Net investment income (loss)..........................           0.17%                       (0.05)%
      Decrease reflected in above expense ratio due to
        absorption of expenses by the Manager...............           0.31%                    1,087.55%
    Portfolio turnover rate.................................             35%                          75%(C)

(A) Barrow, Hanley, Mewhinney & Strauss, Inc. was added as an investment advisor to the Small Cap Value Fund on September 18, 2003.

(B) Not annualized.

(C) Portfolio turnover rate is for the period November 1, 2002 through October 31, 2003.

(D) The Boston Company Asset Management, LLC was added as an investment advisor to the Small Cap Value Fund on September 27, 2004.



--------------------------------------------------------------------------------

Prospectus                             33                 Additional Information

                                                                INTERNATIONAL EQUITY
                                                                        FUND-
                                                                    SERVICE CLASS
                                                              -------------------------
                                                              YEAR ENDED     MAY 1 TO
                                                              OCTOBER 31,   OCTOBER 31,
                                                                2004(B)       2003(E)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                -----------   -----------
------------------------------------------------------------
Net asset value, beginning of period........................    $15.31       $   12.18
                                                                ------       ---------
Income from investment operations:
    Net investment income(A D)..............................      0.30            0.09
    Net gains (losses) on securities (both realized and
     unrealized)(D).........................................      2.99            3.04
                                                                ------       ---------
Total income (loss) from investment operations..............      3.29            3.13
                                                                ------       ---------
Less distributions:
    Dividends from net investment income....................     (0.36)             --
    Distributions from net realized gains on securities.....        --              --
                                                                ------       ---------
Total distributions.........................................     (0.36)             --
                                                                ------       ---------
Redemption fees added to beneficial interest................        --(H)           --(H)
                                                                ------       ---------
Net asset value, end of period..............................    $18.24       $   15.31
                                                                ======       =========
Total return................................................     21.88%          25.70%(F)
                                                                ======       =========
Ratios and supplemental data:
    Net assets, end of period (in thousands)................    $  739       $       1
    Ratios to average net assets (annualized):
      Expenses(D)...........................................      1.27%           1.50%
      Net investment income(D)..............................      0.81%           1.33%
      Decrease reflected in above expense ratio due to
       absorption of expenses by the Manager(D).............      4.99%       1,137.58%
    Portfolio turnover rate(C)..............................        36%             44%(G)

(A) Class expenses per share were subtracted from net investment income per share for the Fund before class expenses to determine net investment income per share.

(B) The Boston Company Asset Management, LLC was added as an investment advisor to the International Equity Fund on September 27, 2004

(C) The International Equity Fund invests all of its investable assets in its corresponding Portfolio. Portfolio turnover rate is that of the Portfolio.

(D) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the AMR Investment Services International Equity Portfolio.

(E) Independence Investment LLC was removed as an investment advisor to the International Equity Fund on October 24, 2003.

(F) Not annualized.

(G) Portfolio turnover rate is for the period November 1, 2002 through October 31, 2003.

(H) Amount represents less than $0.01 per share.



--------------------------------------------------------------------------------

Additional Information                 34                             Prospectus

                                                                HIGH YIELD BOND FUND-
                                                                    SERVICE CLASS
                                                              -------------------------
                                                              YEAR ENDED     MAY 1 TO
                                                              OCTOBER 31,   OCTOBER 31,
                                                                 2004          2003
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:                -----------   -----------
------------------------------------------------------------
Net asset value, beginning of period........................    $ 10.73      $   10.47
                                                                -------      ---------
Income from investment operations:
    Net investment income...................................       0.71           0.29
    Net gains (losses) on securities (both realized and
     unrealized)............................................       0.27           0.26
                                                                -------      ---------
Total income from investment operations.....................       0.98           0.55
                                                                -------      ---------
Less distributions:
    Dividends from net investment income....................      (0.70)         (0.29)
    Distributions from net realized gains on securities.....      (0.14)            --
                                                                -------      ---------
Total distributions.........................................      (0.84)         (0.29)
                                                                -------      ---------
Net asset value, end of period..............................    $ 10.87      $   10.73
                                                                =======      =========
Total return................................................       9.41%          5.46%(A)
                                                                =======      =========
Ratios and supplemental data:
    Net assets, end of period (in thousands)................    $     4      $       1
    Ratios to average net assets (annualized):
      Expenses..............................................       1.57%          1.71%
      Net investment income.................................       6.57%          6.51%
      Decrease reflected in above expense ratio due to
       absorption of expenses by the Manager................     439.24%        805.12%
    Portfolio turnover rate.................................        138%           114%(B)

(A) Not annualized.

(B) Portfolio turnover rate is for the period November 1, 2002 through October 31, 2003.



--------------------------------------------------------------------------------

Prospectus                             35                 Additional Information

                                  -- Notes --

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS IS FOUND IN THE DOCUMENTS LISTED BELOW. REQUEST A FREE COPY OF THESE DOCUMENTS BY CALLING 1-800-388-3344 OR YOU MAY ACCESS THEM ON THE FUNDS' WEBSITE AT WWW.AMERICANBEACONFUNDS.COM.

  ANNUAL REPORT/SEMI-ANNUAL REPORT                          STATEMENT OF ADDITIONAL INFORMATION ("SAI")
  The Funds' Annual and Semi-Annual Reports list each       The SAI contains more details about the Funds and their
  Fund's actual investments as of the report's date. They   investment policies. The SAI is incorporated in this
  also include a discussion by the Manager of market        Prospectus by reference (it is legally part of this
  conditions and investment strategies that significantly   Prospectus). A current SAI is on file with the
  affected the Funds' performance. The report of the        Securities and Exchange Commission (SEC).
  Funds' independent auditors is included in the Annual
  Report.

TO OBTAIN MORE INFORMATION ABOUT THE FUNDS OR TO REQUEST A COPY OF THE DOCUMENTS LISTED ABOVE:


(TELEPHONE GRAPHIC)         (MAILBOX GRAPHIC)                   (KEYBOARD GRAPHIC)                      (MOUSE GRAPHIC)
   BY TELEPHONE:                BY MAIL:                            BY E-MAIL:                          ON THE INTERNET:
Call 1-800-388-3344       American Beacon Funds         american beacon.funds@ambeacon.com            Visit our website at
                     4151 Amon Carter Blvd., MD 2450                                              www.americanbeaconfunds.com
                          Fort Worth, TX 76155                                                Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 450 5th Street NW, Washington, D.C. 20549-0102. The SAI and other information about the Funds may also be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

FUND SERVICE PROVIDERS:

    CUSTODIAN                    TRANSFER AGENT               INDEPENDENT REGISTERED       DISTRIBUTOR
    STATE STREET BANK            BOSTON FINANCIAL             PUBLIC ACCOUNTING FIRM       FORESIDE FUND SERVICES
      AND TRUST                    DATA SERVICES              ERNST & YOUNG LLP            Portland, Maine
    Boston, Massachusetts        Kansas City, Missouri        Chicago, Illinois

                          (AMERICAN BEACON FUNDS LOGO)
               (FORMERLY KNOWN AS THE AMERICAN AADVANTAGE FUNDS)

                            SEC File Number 811-4984

American Beacon Funds is a service mark of AMR Corporation. American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon International Equity Fund, American Beacon High Yield Bond Fund, and American Beacon Small Cap Value Fund are service marks of American Beacon Advisors, Inc. American AAdvantage Funds is a registered service mark of AMR Corporation.

                       STATEMENT OF ADDITIONAL INFORMATION
                           AMERICAN BEACON FUNDS(SM)
                (formerly known as the American AAdvantage Funds)

                               -- AMR CLASS(SM) --
                            -- INSTITUTIONAL CLASS --
                            -- PLANAHEAD CLASS(R) --
                               -- SERVICE CLASS --

                                  MARCH 1, 2005
                          AS SUPPLEMENTED JUNE 1, 2005

      Balanced Fund            International Equity Index Fund                    S&P 500 Index Fund
  Emerging Markets Fund             Large Cap Growth Fund                        Short-Term Bond Fund
   Enhanced Income Fund             Large Cap Value Fund                         Small Cap Index Fund
   High Yield Bond Fund              Mid-Cap Value Fund                          Small Cap Value Fund
  Intermediate Bond Fund              Money Market Fund              Treasury Inflation Protected Securities Fund
International Equity Fund        Municipal Money Market Fund               U.S. Government Money Market Fund
                     (each individually, a "Fund" and collectively, the "Funds")

            This Statement of Additional Information ("SAI") should be read in conjunction with an AMR Class, an Institutional Class, a PlanAhead Class, or a Service Class prospectus, dated March 1, 2005, (individually, a "Prospectus"), copies of which may be obtained without charge by calling (800) 388-3344 for an Institutional, PlanAhead or Service Class Prospectus or (817) 967-3509 for an AMR Class Prospectus or by visiting the Funds' website at www.americanbeaconfunds.com. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.

            The American AAdvantage Funds' Annual Report to Shareholders for the period ended October 31, 2004, the American AAdvantage Funds' Annual Report to Shareholders of the Money Market Fund, Municipal Money Market Fund and U.S. Government Money Market Fund for the period ended December 31, 2004 and the American AAdvantage Funds' Annual Report to Shareholders of the International Equity Index Fund, S&P 500 Index Fund and Small Cap Index Fund for the period ended December 31, 2004 are supplied with this SAI, and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI.

                                TABLE OF CONTENTS

Organization and History of the Funds.................................................................2
Non-Principal Investment Strategies and Risks.........................................................3
Investment Restrictions...............................................................................4
Temporary Defensive Position..........................................................................9
Portfolio Turnover....................................................................................9
Disclosure of Portfolio Holdings......................................................................9
Trustees and Officers of the Trust and the Master Trust..............................................11
Trustees and Officers of the Index Trust.............................................................24
Trustees and Officers of the Equity 500 Index Portfolio..............................................29
Code of Ethics.......................................................................................31
Proxy Voting Policies................................................................................31
Control Persons and 5% Shareholders..................................................................32
Investment Advisory Agreements.......................................................................37
Management, Administrative and Distribution Services.................................................39
Other Service Providers..............................................................................42
Portfolio Managers...................................................................................42
Portfolio Securities Transactions....................................................................58
Redemptions in Kind..................................................................................61
Net Asset Value......................................................................................62
Tax Information......................................................................................62

Description of the Trust.............................................................................66
Other Information....................................................................................67
Appendix A: Proxy Voting Policy and Procedures for the Trust and Master Trust.......................A-1
Appendix B: Proxy Voting Policies - International Equity and Emerging Markets Fund Sub-Advisors.....B-1
Appendix C: Proxy Voting Policies - Index Portfolios................................................C-1

                      ORGANIZATION AND HISTORY OF THE FUNDS

            Each Fund is a separate investment portfolio of the American Beacon Funds (the "Trust"), a no-load, open-end management investment company organized as a Massachusetts business trust on January 16, 1987. Each Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. All of the Funds are diversified except for the International Equity Index and Small Cap Index Funds. Each Fund (except the Enhanced Income, International Equity Index, Mid-Cap Value, Small Cap Index and Treasury Inflation Protected Securities Funds) is comprised of multiple classes of shares designed to meet the needs of different groups of investors. The Enhanced Income Fund offers only the PlanAhead Class of shares. The International Equity Index Fund, Mid-Cap Value Fund, Small Cap Index Fund, and Treasury Inflation Protected Securities Fund offer only the Institutional Class of shares. This SAI relates to the AMR, Institutional, PlanAhead and Service Classes of the Trust.

            The International Equity Fund, International Equity Index Fund, Money Market Fund, Municipal Money Market Fund, S&P 500 Index Fund, Small Cap Index Fund, and U.S. Government Money Market Fund operate under a master-feeder structure (the "Master-Feeder Funds"). Each Master-Feeder Fund invests all of its investable assets in a corresponding portfolio with a similar name and identical investment objective. The International Equity Fund, the Money Market Fund, the Municipal Money Market Fund, and the U.S. Government Money Market Fund each seeks its investment objective by investing all of its investable assets in a corresponding portfolio of the American Beacon Master Trust ("Master Trust"), a separate investment company managed by American Beacon Advisors, Inc. (the "Manager"). The S&P 500 Index Fund seeks its investment objective by investing all of its investable assets in the State Street Equity 500 Index Portfolio ("Equity 500 Index Portfolio"), a portfolio of the State Street Master Funds that is managed by SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corp. and an affiliate of State Street Bank and Trust Company ("State Street"). The International Equity Index Fund and the Small Cap Index Fund each seeks its investment objective by investing all of its investable assets in a corresponding portfolio of the Quantitative Master Series Trust ("Index Trust"), which is managed by Fund Asset Management, L.P. ("FAM"). The International Equity Index Fund invests all of its investable assets in the Master International Index Series ("International Index Series"). The Small Cap Index Fund invests all of its investable assets in the Master Small Cap Index Series ("Small Cap Index Series"). The Equity 500 Index Portfolio, the International Index Series, the Small Cap Index Series, and the portfolios of the Master Trust are referred to herein individually as a "Portfolio" and, collectively, the "Portfolios."

            Effective March 1, 2005, the Trust, the Funds, the Master Trust, and the Manager underwent a name change. The former and current names of each are listed below.

NAME PRIOR TO MARCH 1, 2005                                         NAME AS OF MARCH 1, 2005
---------------------------                                         ------------------------
American AAdvantage Funds                                           American Beacon Funds
American AAdvantage Balanced Fund                                   American Beacon Balanced Fund
American AAdvantage Emerging Markets Fund                           American Beacon Emerging Markets Fund
American AAdvantage Enhanced Income Fund                            American Beacon Enhanced Income Fund
American AAdvantage High Yield Bond Fund                            American Beacon High Yield Bond Fund
American AAdvantage Intermediate Bond Fund                          American Beacon Intermediate Bond Fund
American AAdvantage International Equity Fund                       American Beacon International Equity Fund
American AAdvantage International Equity Index Fund                 American Beacon International Equity Index Fund
American AAdvantage Large Cap Growth Fund                           American Beacon Large Cap Growth Fund
American AAdvantage Large Cap Value Fund                            American Beacon Large Cap Value Fund
American AAdvantage Mid-Cap Value Fund                              American Beacon Mid-Cap Value Fund
American AAdvantage Money Market Fund                               American Beacon Money Market Fund
American AAdvantage Municipal Money Market Fund                     American Beacon Municipal Money Market Fund
American AAdvantage S&P 500 Index Fund                              American Beacon S&P 500 Index Fund
American AAdvantage Short-Term Bond Fund                            American Beacon Short-Term Bond Fund
American AAdvantage Small Cap Index Fund                            American Beacon Small Cap Index Fund
American AAdvantage Small Cap Value Fund                            American Beacon Small Cap Value Fund
American AAdvantage Treasury Inflation Protected Securities Fund    American Beacon Treasury Inflation Protected Securities Fund
American AAdvantage U.S. Government Money Market Fund               American Beacon U.S. Government Money Market Fund
AMR Investment Services Trust                                       American Beacon Master Trust
AMR Investment Services, Inc.                                       American Beacon Advisors, Inc.

                  NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

            In addition to the investment strategies described in the Prospectuses, the Balanced Fund, the Emerging Markets Fund, the High Yield Bond Fund, the International Equity Fund, the International Equity Index Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Mid-Cap Value Fund, the Small Cap Index Fund, the Small Cap Value Fund, and the Treasury Inflation Protected Securities Fund each may:

            Invest up to 20% of its total assets in debt securities that are investment grade at the time of purchase, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, mortgage-backed securities, asset-backed securities, master-demand notes, Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers' acceptances, commercial paper and other notes, and other debt securities. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by all rating organizations rating that security, such as Standard & Poor's Ratings Services ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). Obligations rated in the fourth highest rating category are limited to 25% of each of these Funds' debt allocations. These Funds, at the discretion of the Manager, FAM or the applicable sub-advisor, may retain a debt security that has been downgraded below the initial investment criteria. The International Equity Fund may invest up to 20% of its total assets in non-U.S. debt securities that are rated at the time of purchase in one of the three highest rating categories by any rating organization or, if unrated, are deemed to be of comparable quality by the applicable sub-advisor and traded publicly on a world market. The High Yield Bond Fund may invest more than 20% in investment grade debt securities and more than 25% in obligations rated in the fourth highest rating category.

            Each Fund may (except where indicated otherwise):

            1. Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. (The S&P 500 Index Fund, Small Cap Index Fund, and International Equity Index Fund (the "Index Funds") will not engage in dollar rolls or purchase or sell securities on a forward commitment basis.) The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

            2. Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act"), or exemptive relief granted by the Securities and Exchange Commission ("SEC").

            3. Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund's investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law. For all Funds that engage in securities lending (except the Index Funds), the Manager receives compensation for administrative and oversight functions with respect to securities lending. The amount of such compensation depends on the income generated by the loan of the securities. A Fund continues to receive dividends or interest, as applicable, on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. The Money Market Fund, Municipal Money Market Fund and U.S. Government Money Market Fund (the "Money Market Funds") do not currently engage in securities lending nor does the Manager anticipate that they will do so in the near future.

            4. Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager, SSgA, FAM, or the sub-advisors, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

            5. Purchase securities in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("1933 Act"), and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(2) securities"). The Money Market Funds will not invest more than 10% (and the other Funds will not invest more than 15%) of their respective net assets in Section 4(2) securities and illiquid securities unless the Manager, SSgA, FAM, or the sub-advisor, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Trust's Board of Trustees ("Board"), the Master Trust's Board of Trustees ("Master Trust Board"), the Equity 500 Index Portfolio Board or the Index Trust Board, as applicable, that any Section 4(2) securities held by such Fund in excess of this level are at all times liquid.

                             INVESTMENT RESTRICTIONS

            Each Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

                        Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

            All other fundamental and non-fundamental investment policies of each Master-Feeder Fund and its corresponding Portfolio are identical, except for the S&P 500 Index Fund and the Equity 500 Index Portfolio, as described under "Equity 500 Index Portfolio and S&P 500 Index Fund" below.

ALL FUNDS EXCEPT THE INDEX FUNDS

            Although the following discusses the investment policies of each Fund (except the Index Funds) and the Board, it applies equally to each Master Trust Portfolio and the Master Trust Board. Future references in this section to "Fund" shall include the Master Trust Portfolios.

            In addition to the investment limitations noted in the Prospectuses, the following nine restrictions have been adopted by each Fund and may be changed with respect to any such Fund only by the majority vote of that Fund's outstanding interests. "Majority of the outstanding voting securities" under the 1940 Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders' meeting or
(b) more than 50% of the shares of the Fund. Except as noted otherwise below, whenever a Master-Feeder Fund is requested to vote on a change in the investment restrictions of its corresponding Portfolio, that Master-Feeder Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of a Master-Feeder Fund's votes representing that Master-Feeder Fund's shareholders not voting will be voted by the Board in the same proportion as those Master-Feeder Fund shareholders who do, in fact, vote. On any matter for which a vote of interests of an Index Trust Portfolio is sought, with respect to which either the International Equity Index Fund or Small Cap Index Fund is entitled to vote, the Trust will either seek instructions from the holders of the relevant Fund's shares and vote on the matter in accordance with such instructions, or the Trust will vote the interests of the Index Trust Portfolio held by it in the same proportion as the vote of all other interest holders of such Index Trust Portfolio.

No Fund may:

            1. Purchase or sell real estate or real estate limited partnership interests, provided, however, that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectuses.

            2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

            3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, a Fund may be deemed an underwriter under federal securities law.

            4. Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with a Fund's investment objective, policies and limitations, or
            (iv) by engaging in repurchase agreements with respect to portfolio securities.

            5. Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

            6. Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

            7. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Fund's total assets; or

            8. Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry (except the Money Market Portfolio of the Master Trust, as described below) provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.

            The Money Market Portfolio will invest more than 25% of its total assets in the securities of financial services companies. For this purpose, financial services companies include banks, broker-dealers, finance companies, and other issuers of asset-backed securities. Finance companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance).

            The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

            The following non-fundamental investment restrictions apply to each Fund and Portfolio (except where noted otherwise) and may be changed with respect to each Fund by a vote of a majority of the Board or, with respect to a Portfolio, by a vote of a majority of the Master Trust Board. No Fund or Portfolio may:

            1. Invest more than 15% (10% for the Money Market Funds) of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

            2. Purchase securities on margin or effect short sales, except that
            (i) a Fund or Portfolio may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities, and
            (ii) the High Yield Bond Fund may effect short sales.

            Each Fund and each Portfolio of the Master Trust may invest up to 10% of its total assets in the securities of other investment companies to the extent permitted by law. In addition, pursuant to exemptive relief granted by the SEC, a Fund or Portfolio of the Master Trust may invest up to 25% of its total assets in the aggregate of the Money Market Portfolio, Municipal Money Market Portfolio, and U.S. Government Money Market Portfolio (the "Money Market Portfolios"). A Fund or Portfolio of the Master Trust may incur duplicate advisory or management fees when investing in another mutual fund.

INDEX TRUST PORTFOLIOS, SMALL CAP INDEX FUND AND INTERNATIONAL EQUITY INDEX FUND

            Although the following discusses the investment policies of each Index Trust Portfolio and the Index Trust Board, identical policies have been adopted by the Small Cap Index Fund and International Equity Index Fund and the Board.

            The following investment restrictions are "fundamental policies" of the Index Trust Portfolios and may be changed with respect to each Portfolio or Fund only by the majority vote of the Portfolio's or Fund's outstanding interests or shares, respectively, as defined above. Whenever a Fund is requested to vote on a change in the fundamental policy of its Portfolio, the applicable Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Board in the same proportion as the Fund shareholders who do, in fact, vote. Neither Index Trust Portfolio may:

            1. Make any investment inconsistent with the Portfolio's classification as a non-diversified company under the 1940 Act.

            2. Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index, a Portfolio may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index.

            3. Make investments for the purpose of exercising control or management.

            4. Purchase or sell real estate, except that, to the extent permitted by law, a Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

            5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that a Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Index Trust's Registration Statement, as they may be amended from time to time.

            6. Issue senior securities to the extent such issuance would violate applicable law.

            7. Borrow money, except that (i) a Portfolio may borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) a Portfolio may borrow up to an additional 5% of its total assets for temporary purposes,
            (iii) a Portfolio may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) a Portfolio may purchase securities on margin to the extent permitted by applicable law. A Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Portfolio's investment policies as set forth in the Index Trust's Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, forward commitment transactions and similar investment strategies.

            8. Underwrite securities of other issuers except insofar as a Portfolio technically may be deemed an underwriter under the 1933 Act in selling portfolio securities.

            9. Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio may do so in accordance with applicable law and the Index Trust's Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

            In addition, although each Index Trust Portfolio is classified as a non-diversified fund under the 1940 Act and is not subject to the diversification requirements of the 1940 Act, each Portfolio must comply with certain diversification requirements under the Internal Revenue Code of 1986, as amended (the "Tax Code"), to enable the Fund that invests therein to satisfy the tax diversification requirements that apply to that Fund. To ensure that the Index Trust Portfolios satisfy these requirements, the Index Trust's Declaration of Trust requires that each Index Trust Portfolio be managed in compliance with these requirements as though they were applicable to the Portfolios. Whether these requirements are satisfied will be determined at the Portfolio level and not at the Fund level, based in part upon a private letter ruling the Index Trust received from the Internal Revenue Service ("IRS") that entitles funds that invest in an Index Trust Portfolio to "look through" the shares of the Portfolio to its underlying investments for purposes of these diversification requirements.

            In addition, the Index Trust has adopted non-fundamental restrictions that may be changed by the Index Trust Board without shareholder approval. Like the fundamental restrictions, none of the non-fundamental restrictions, including but not limited to restriction (a) below, shall prevent an Index Trust Portfolio from investing all of its assets in shares of another registered investment company with the same investment objective (in a master-feeder structure). Under the non-fundamental restrictions, an Index Trust Portfolio may not:

            (a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, a Portfolio will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the 1940 Act, at any time the Portfolios' shares are owned by another investment company that is part of the same group of investment companies as the Portfolios.

            (b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Index Trust's Registration Statement.

            (c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Index Trust Board has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the 1933 Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Trustees are not subject to the limitations set forth in this investment restriction.

            (d) Make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options and futures.

            (e) Change its policy of investing, under normal circumstances, at least 80% of its assets in securities or other financial instruments in, or correlated with, its target index without providing shareholders with at least 60 days prior written notice of such change.

            Except with respect to restriction 7., if a percentage restriction on the investment use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

            For purposes of investment restriction 2., each Portfolio uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

            The staff of the SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Index Trust has adopted an investment policy pursuant to which neither Portfolio will purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of: (i) the market value of OTC options currently outstanding that are held by such Portfolio, (ii) the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Portfolio, and (iii) margin deposits on the Portfolio's existing OTC options on futures contracts exceeds 15% of the total assets of the Portfolio, taken at market value, together with all other assets of such Portfolio that are deemed to be illiquid or are not otherwise readily marketable. However, if the OTC options are sold by a Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if a Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealer is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of any Portfolio and may be amended by the Index Trust Board without the approval of the Portfolio's interest holders. However, the Index Trust Board will not change or modify this policy prior to the change or modification by the SEC staff of its position.

            Index Trust Portfolio securities generally may not be purchased from, sold or loaned to FAM or its affiliates or any of their directors, trustees, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act. Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with FAM, the Index Trust Portfolios are prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates, except for brokerage transactions permitted under the 1940 Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the 1940

Act. See "Portfolio Securities Transactions."

EQUITY 500 INDEX PORTFOLIO AND S&P 500 INDEX FUND

            The following investment restrictions are "fundamental policies" of the Equity 500 Index Portfolio and the S&P 500 Index Fund, and may be changed with respect to the Portfolio or the Fund only by the majority vote of the Portfolio's or Fund's outstanding interests or shares, respectively, as defined above. Except where noted otherwise, the fundamental investment restrictions of the Equity 500 Index Portfolio and the S&P 500 Index Fund are substantially the same. Whenever the S&P 500 Index Fund is requested to vote on a change in the fundamental policy of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Board in the same proportion as the Fund shareholders who do, in fact, vote.

The Equity 500 Index Portfolio and S&P 500 Index Fund may not:

            1. Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings). The S&P 500 Index Fund may borrow money in an amount not more than 1/3 of the current value of its net assets as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

            2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.

            3. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein. The S&P 500 Index Fund may not purchase or sell interests in oil, gas or mineral leases.

            4. Purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving the direct purchase or sale of physical commodities.

            5. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities. The S&P 500 Index Fund may not make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's net assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or
            (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

            6. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

            7. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

            8. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Portfolio's total assets would be invested in any one industry.

            9. Issue any class of securities that is senior to the Portfolio's beneficial interests, to the extent prohibited by the 1940 Act, provided that, for the S&P 500 Index Fund, collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

            In addition, it is contrary to the Portfolio's present policy, which may be changed without interest holder approval, to invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

            All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to the Portfolio, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.

                          TEMPORARY DEFENSIVE POSITION

            While assuming a temporary defensive position, a Fund or Portfolio may invest in cash or cash equivalent short-term investment grade obligations, including: obligations of the U.S. Government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers' acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.

                               PORTFOLIO TURNOVER

            Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that a Fund or Portfolio sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase a Fund's or a Portfolio's transaction costs and generate additional capital gains or losses. The portfolio turnover rate for the Small Cap Value Fund for the fiscal year ended October 31, 2004 decreased to 35% from the rate of 75% for the previous fiscal year. This decrease was primarily due to the significant increase in Fund assets during 2004. The portfolio turnover rate for the Short-Term Bond Fund for the fiscal year ended October 31, 2004 decreased to 41% from the rate of 81% for the previous fiscal year. This decrease during the fiscal year was primarily due to the Fund's strategy of holding securities in response to fewer opportunities in the credit markets and the rising interest rate environment.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

            The Funds and Portfolios of the Master Trust publicly disclose portfolio holdings information as follows:

            1. a complete list of holdings for each Fund on an annual and semi-annual basis in the reports to shareholders and publicly available filings of Form N-CSR with the SEC within sixty days of the end of each fiscal semi-annual period;

            2. a complete list of holdings for each Fund as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;

            3. a complete list of holdings for each Fund (excluding the Index Funds) as of the end of each month on the Funds' website (www.americanbeaconfunds.com) approximately thirty days after the end of the month; and

            4. top ten holdings for each Fund as of the end of each calendar quarter on the Funds' website and in sales materials approximately thirty days after the end of the calendar quarter.

            Occasionally, certain interested parties - including individual investors, institutional investors, intermediaries that distribute shares of the Funds, third-party service providers, rating and ranking organizations, and others - may request portfolio holdings information that has not yet been publicly disclosed by the Funds or Portfolios. As a policy, the non-Money Market Funds and International Equity Portfolio control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Master Trust Board and the Board have adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the "Holdings Policy"). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only where it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and
(iii) disclosure is in the best interests of Fund shareholders.

Third Party Service Providers. The Master Trust Portfolios and the Funds have ongoing arrangements with third party service providers that require access to holdings to provide services necessary to the Portfolios' and Funds' operations ("service providers"). These service providers routinely receive complete portfolio holdings information prior to the public disclosure of such information. The service providers have a duty to keep the Funds' and Portfolios' nonpublic information confidential either through written contractual arrangements with the Manager, the Funds or the Portfolios or by the nature of their role with respect to the Funds and Portfolios. The Portfolios and Funds have determined that selective and complete disclosure of holdings information to the following service providers fulfills a legitimate business purpose and is in the best interest of shareholders: State Street, Ernst & Young LLP, Metropolitan West Securities, LLC ("MetWest") and Brown Brothers Harriman & Co. ("BBH"). State Street serves as the Trust's custodian, fund accountant, securities lending agent, and pricing agent. State Street has access to complete Fund holdings on a daily basis with no lag. Ernst & Young LLP serves as the independent registered public accounting firm for the Trust and the Master Trust. Ernst & Young receives complete Fund and Portfolio holdings on a semi-annual basis within a few business days of the end of each fiscal semi-annual period. MetWest serves as the securities lending agent to the High Yield Bond Fund and has access to the complete list of holdings of that Fund on a daily basis with no lag. BBH serves as the securities lending agent to the International Equity Portfolio and has access to the complete list of holdings of that Portfolio on a daily basis with no lag.

Rating and Ranking Organizations. The Funds and Portfolios have ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Funds. The Funds and Portfolios have determined that selective and complete disclosure of holdings information to rating and ranking organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Funds in comparison to other mutual funds. The Funds and Portfolios have the following arrangements with rating and ranking organizations for periodic disclosure of holdings and other related portfolio information:

Organization                          Frequency of Disclosure        Lag
------------                          -----------------------        ---
Bloomberg                             Quarterly                      Day following disclosure on Funds' website
Lipper/Reuters                        Monthly                        5 business days
Moody's Investors Service             Weekly (money market funds)    1 business day
Morningstar                           Monthly                        Day following disclosure on Funds' website
Standard & Poor's Ratings Services    Weekly (money market funds)    1 business day
Standard & Poor's Ratings Services    Monthly (all other funds)      2 business days
Thomson Financial Research            Quarterly                      Day following disclosure on Funds' website

            The rating and ranking organizations receiving non-money market fund holdings information prior to disclosure on the Funds' website have provided written assurances that they will keep the information confidential and will not trade based on the information. For those rating and ranking organizations that have not provided such assurances, the Funds and Portfolios withhold disclosure of non-money market fund holdings information until the day following disclosure on the Funds' website.

Money Market Funds. The Manager has determined that selective disclosure of nonpublic holdings information for the Money Market Portfolios does not pose a significant risk of harm to shareholders of the Money Market Funds. Because of the nature of money market securities, interested parties could not utilize holdings information to trade in a manner harmful to the Money Market Portfolios, the Money Market Funds and their shareholders. Therefore, selective disclosure of holdings information for the Money Market Portfolios is not restricted by the Holdings Policy. However, there may be certain situations in which disclosure of a Money Market Portfolio's holdings would not be in the best interests of shareholders of the corresponding Money Market Fund. Therefore, the Manager may at its discretion place restrictions on the disclosure of holdings for the Money Market Portfolios under certain circumstances.


Non-Money Market Funds. For the non-Money Market Funds and the International Equity Portfolio, selective disclosure of nonpublic portfolio holdings information to parties other than rating and ranking organizations or service providers must meet all of the following conditions:

            1. Recipients of portfolio holdings information must agree in writing to keep the information confidential and not to trade based on the information;

            2. Holdings may only be disclosed as of a month-end date;

            3. No compensation may be paid to the Funds, the Portfolios, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

            4. A member of the Manager's Compliance Department must approve requests for holdings information.

            In determining whether to approve a request for portfolio holdings disclosure, the Compliance Department shall consider the type of requestor and its relationship to the Funds, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style of the Fund for which holdings have been requested (e.g. passive versus active management), and any other factors it deems relevant. In its analysis, the Compliance Department shall attempt to uncover any apparent conflict between the interests of Fund shareholders on the one hand and those of the Manager or any affiliated person of the Fund on the other. For example, the Compliance Department will inquire whether the Manager has entered into any special arrangements with the requestor to share confidential portfolio holdings information in exchange for a substantial investment in the Funds or other products managed by the Manager. Any potential conflicts between shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager will present the details of the request to the Board who will either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining the requests for selective disclosure and any violations of the Holdings Policy during the period.

            The Compliance Department will determine whether a historical pattern of requests by the same individual or entity constitutes an "ongoing arrangement" and thus requires disclosure in the SAI.

             TRUSTEES AND OFFICERS OF THE TRUST AND THE MASTER TRUST

            The Board provides broad supervision over the Trust's affairs. The Manager is responsible for the management of Trust assets, and the Trust's officers are responsible for the Trust's operations. The Trustees and officers of the Trust and Master Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds.

                                       POSITION, TERM OF OFFICE AND
                                     LENGTH OF TIME SERVED WITH EACH              PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS                              TRUST                                  AND CURRENT DIRECTORSHIPS
---------------------                -------------------------------        -------------------------------------------------------
INTERESTED TRUSTEES
                                                   Term
                                     Lifetime of Trust until removal,
                                        resignation or retirement*

William F. Quinn** (57)               Trustee and President of Trust        President(1986-Present) and Director (2001-Present),
                                        since 1987 and Master Trust         American Beacon Advisors, Inc.; Chairman (1989-2003)
                                                since 1995                  and Director (1979-1989, 2003-Present), American
                                                                            Airlines Federal Credit Union; Director, Crescent Real
                                                                            Estate Equities, Inc. (1994-Present); Director,
                                                                            Pritchard, Hubble & Herr, LLC (investment advisor)
                                                                            (2001-Present); Director of Investment Committee,
                                                                            Southern Methodist University Endowment Fund
                                                                            (1996-Present); Member of Advisory Board, Southern
                                                                            Methodist University Cox School of Business
                                                                            (1999-2002); Member of Pension Manager Committee, New
                                                                            York Stock Exchange (1997-1998, 2000-2002); Vice
                                                                            Chairman, Committee for the Investment of Employee
                                                                            Benefits (2004-Present); Chairman of Defined Benefit
                                                                            Sub-Committee, Committee for the Investment of Employee
                                                                            Benefits (1982-2004); Director, United Way of
                                                                            Metropolitan Tarrant County (1988-2000, 2004-Present);
                                                                            Trustee, American Beacon Mileage Funds (1995-Present);
                                                                            Trustee, American Beacon Select Funds (1999-Present).

Alan D. Feld** (68)                         Trustee since 1996              Partner, Akin, Gump, Strauss, Hauer & Feld, LLP (law
                                                                            firm) (1960-Present); Director, Clear Channel
                                                                            Communications (1984-Present); Trustee, CenterPoint
                                                                            Properties (1994-Present); Trustee, American Beacon
                                                                            Mileage Funds (1996-Present); Trustee, American Beacon
                                                                            Select Funds (1999-Present).

NON-INTERESTED TRUSTEES
                                                   Term
                                     Lifetime of Trust until removal,
                                        resignation or retirement*

W. Humphrey Bogart (60)                     Trustee since 2004              Consultant, New River Canada Ltd. (mutual fund
                                                                            servicing company) (1998-2003); Board Member, Baylor
                                                                            University Medical Center Foundation (1992-2004);
                                                                            Trustee, American Beacon Mileage Funds (2004-Present);
                                                                            Trustee, American Beacon Select Funds (2004-Present).

                                       POSITION, TERM OF OFFICE AND
                                     LENGTH OF TIME SERVED WITH EACH              PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS
NAME, AGE AND ADDRESS                              TRUST                                  AND CURRENT DIRECTORSHIPS
---------------------                -------------------------------        -------------------------------------------------------
NON-INTERESTED TRUSTEES (CONTINUED)
Brenda A. Cline (44)                        Trustee since 2004              Vice President, Chief Financial Officer, Treasurer and
                                                                            Secretary, Kimbell Art Foundation (1993-Present);
                                                                            Trustee, Texas Christian University (1998-Present);
                                                                            Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook
                                                                            Children's Health Foundation) (2001-Present); Trustee,
                                                                            American Beacon Mileage Funds (2004-Present); Trustee,
                                                                            American Beacon Select Funds (2004-Present).

Richard A. Massman (61)                     Trustee since 2004              Senior Vice President and General Counsel, Hunt
                                                                            Consolidated, Inc. (holding company engaged in energy,
                                                                            real estate, farming, ranching and venture capital
                                                                            activities) (1994-Present); Trustee, American Beacon
                                                                            Mileage Funds (2004-Present); Trustee, American Beacon
                                                                            Select Funds (2004-Present).

Stephen D. O'Sullivan (69)            Trustee of Trust since 1987 and       Consultant (1994-Present); Trustee, American Beacon
                                          Master Trust since 1995           Mileage Funds (1995-Present); Trustee, American Beacon
                                                                            Select Funds (1999-Present).

R. Gerald Turner (59)                       Trustee since 2001              President, Southern Methodist University
225 Perkins Admin. Bldg.                                                    (1995-Present); Director, ChemFirst (1986-2002);
Southern Methodist Univ.                                                    Director, J.C. Penney Company, Inc. (1996-Present);
Dallas, Texas 75275                                                         Director, California Federal Preferred Capital Corp.
                                                                            (2001-2003); Director, Kronus Worldwide Inc. (chemical
                                                                            manufacturing) (2003-Present); Director, First
                                                                            Broadcasting Investment Partners, LLC (2003-Present);
                                                                            Member, United Way of Dallas Board of Directors;
                                                                            Member, Salvation Army of Dallas Board of Directors;
                                                                            Member, Methodist Hospital Advisory Board; Member,
                                                                            Knight Commission on Intercollegiate Athletics;
                                                                            Trustee, American Beacon Mileage Funds (2001-Present);
                                                                            Trustee, American Beacon Select Funds (2001-Present).

Kneeland Youngblood (49)                   Trustee since 1996               Managing Partner, Pharos Capital Group, LLC (a private
100 Crescent Court                        Chairman since 2005               equity firm) (1998-Present); Director, Burger King
Suite 1740                                                                  Corporation (2004-Present); Trustee, The Hockaday
Dallas, Texas 75201                                                         School (1997-Present); Director, Starwood Hotels and
                                                                            Resorts (2001-Present); Member, Council on Foreign
                                                                            Relations (1995-Present); Director, Just For the Kids
                                                                            (1995-2001); Director, L&B Realty Advisors (1998-2000);
                                                                            Trustee, Teachers Retirement System of Texas
                                                                            (1993-1999); Director, Starwood Financial Trust
                                                                            (1998-2001); Trustee, St. Mark's School of Texas
                                                                            (2002-Present); Trustee, American Beacon Mileage Funds
                                                                            (1996-Present); Trustee, American Beacon Select Funds
                                                                            (1999-Present).

OFFICERS
                                                   Term
                                                 One Year

Brian E. Brett (44)                            VP since 2004                Vice President, Director of Sales, American Beacon
                                                                            Advisors, Inc. (2004-Present); Regional Vice President,
                                                                            Neuberger Berman, LLC (investment advisor) (1996-2004).

Nancy A. Eckl (42)                      VP of Trust since 1990 and          Vice President, Trust Investments, American Beacon
                                          Master Trust since 1995           Advisors, Inc. (1990-Present).

Michael W. Fields (51)                  VP of Trust since 1989 and          Vice President, Fixed Income Investments, American
                                          Master Trust since 1995           Beacon Advisors, Inc. (1988-Present).

Barry Y. Greenberg (41)                 VP since 1995 and Secretary         Vice President, Legal, Compliance and Administration,
                                                since 2004                  American Beacon Advisors, Inc. (1995-Present);
                                                                            Director, Pritchard, Hubble & Herr, LLC (investment
                                                                            advisor) (2004-Present).

Rebecca L. Harris (38)                     Treasurer since 1995             Vice President, Finance, American Beacon Advisors, Inc.
                                                                            (1995-Present).

John B. Roberson (46)                   VP of Trust since 1989 and          Vice President, Client Relations & Special Projects,
                                          Master Trust since 1995           American Beacon Advisors, Inc. (2004-Present); Vice
                                                                            President, Director of Sales, American Beacon Advisors,
                                                                            Inc. (1991-2004); Director, Pritchard, Hubble & Herr,
                                                                            LLC (investment advisor) (2001-Present).

* The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 70, with the exception of Messrs. Quinn and O'Sullivan.

** Messrs. Quinn and Feld are deemed to be "interested persons" of the Trust and Master Trust, as defined by the 1940 Act. Mr. Quinn is President of the Manager. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP ("Akin, Gump") has provided legal services within the past two years to one or more of the Trust's and Master Trust's sub-advisors.

            The Trust and the Master Trust have an Audit Committee, consisting of Ms. Cline and Messrs. Bogart,

Feld, Massman, O'Sullivan, Turner, and Youngblood. Except for Mr. Feld, the members of the committee are not "interested persons" of either Trust, as defined by the 1940 Act. As set forth in its charter, the primary duties of each Trust's Audit Committee are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Trust's independent auditors as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Manager or the auditors,
4) to review the fees charged by the auditors for audit and non-audit services,
5) to investigate improprieties or suspected improprieties in Fund operations,
6) to review the findings of SEC examinations and consult with the Manager on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met two times during the fiscal year ended October 31, 2004 and once during the fiscal year ended December 31, 2004.

            The Trust and the Master Trust also have a Nominating Committee that is comprised of the non-interested Trustees and Mr. Feld. As set forth in its charter, the Nominating Committee's primary duties are to 1) evaluate the qualifications of potential Interested and Non-Interested Trustees, 2) establish policies and procedures for the review of shareholder-recommended nominees, 3) make recommendations to the full Board for membership on Board committees, and
4) review the Board's committee structure and duties. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Funds. The Nominating Committee met once during the fiscal years ended October 31 and December 31, 2004.

            The Trustees who owned shares of any Fund are listed in the following tables with the dollar range of their ownership in such Fund(s) and the Trust as a whole as of the calendar year ended December 31, 2004.

                                                      INTERESTED
                                         -----------------------------------
                                             QUINN                 FELD
                                         -------------         -------------
BALANCED                                 Over $100,000             None
EMERGING MARKETS                         Over $100,000             None
ENHANCED INCOME                          Over $100,000             None
HIGH YIELD BOND                          Over $100,000             None
INTERMEDIATE BOND                        Over $100,000             None
INTERNATIONAL EQUITY                     Over $100,000             None
INTERNATIONAL EQUITY INDEX                   None                  None
LARGE CAP GROWTH                             None                  None
LARGE CAP VALUE                          Over $100,000             None
MID-CAP VALUE                                None                  None
MONEY MARKET                                 None              Over $100,000
MUNICIPAL MONEY MARKET                       None                  None
S&P 500 INDEX                                None                  None
SHORT-TERM BOND                              None                  None
SMALL CAP INDEX                              None                  None
SMALL CAP VALUE                          Over $100,000             None
TREASURY INFLATION PROTECTED SECS.           None                  None
U.S. GOV'T MONEY MARKET                      None                  None
   TRUST ON AN AGGREGATE BASIS           Over $100,000         Over $100,000

                                                                           NON-INTERESTED
                                          BOGART       CLINE       MASSMAN      O'SULLIVAN      TURNER        YOUNGBLOOD
                                         -------      -------      --------     ----------      -------       ----------
BALANCED                                   None         None       $10,001-        None           None        $1-$10,000
                                                                   $50,000
EMERGING MARKETS                           None         None         None          None           None           None
ENHANCED INCOME                            None         None         None          None           None           None
HIGH YIELD BOND                            None         None         None          None           None           None
INTERMEDIATE BOND                          None         None         None          None           None           None
INTERNATIONAL EQUITY                       None       $10,001-     $10,001-     $1-$10,000        None           None
                                                      $50,000      $50,000
INTERNATIONAL EQUITY INDEX                 None         None         None          None           None           None
LARGE CAP GROWTH                           None         None         None        $10,001-         None           None
                                                                                 $50,000
LARGE CAP VALUE                            None         None         None        $10,001-         None           None
                                                                                 $50,000
MID-CAP VALUE                              None         None         None          None         $10,001-         None
                                                                                                $50,000
MONEY MARKET                             $10,001-       None         None          None           None           None
                                         $50,000
MUNICIPAL MONEY MARKET                     None         None         None          None           None           None
S&P 500 INDEX                              None         None         None          None           None           None
SHORT-TERM BOND                            None         None         None        $50,001-         None           None
                                                                                 $100,000

                                                                           NON-INTERESTED
                                          BOGART       CLINE       MASSMAN      O'SULLIVAN      TURNER        YOUNGBLOOD
                                         -------      -------      --------     ----------      -------       ----------
SMALL CAP INDEX                            None         None         None          None           None           None
SMALL CAP VALUE                            None      $1-$10,000    $10,001-        None         $50,001-         None
                                                                   $50,000                      $100,000
TREASURY INFLATION PROTECTED SECS.         None         None         None          None           None           None
U.S. GOV'T MONEY MARKET                    None         None         None          None           None           None
    TRUST ON AN AGGREGATE BASIS          $10,001-     $10,001-     $10,001-        Over           Over        $1-$10,000
                                         $50,000      $50,000      $50,000       $100,000       $100,000

            During the two most recently completed calendar years, Akin, Gump provided legal services to American Airlines, Inc., an affiliate of the Manager. Mr. Feld has advised the Trust and the Master Trust that, during this period, he had no material involvement in the services provided by Akin, Gump to American Airlines, Inc., that he received no material benefit in connection with these services, and that Akin, Gump did not provide legal services to the Manager or AMR Corporation during this period.

            In August 1999, Ms. Cline and her husband received a personal investment loan of $300,000 from JP Morgan Chase Bank, formerly Chase Bank of Texas. JP Morgan Chase Bank is affiliated with J.P. Morgan Investment Management Inc., a sub-advisor to the Large Cap Growth Fund. The loan was secured by the investment and guaranteed by Ben Fortson, a Trustee Emeritus. The loan was satisfied in January 2003. The investments involved purchases of interests in hedge funds unaffiliated with the Trust, Master Trust or any advisors to the Trust or Master Trust.

            Prior to June 14, 2004, Mr. Massman was a trustee of the Fidelity Pension Trust, a qualified employee benefit trust established by Hunt Consolidated, Inc. Both Goldman Sachs Asset Management, L.P. ("GSAM") and Causeway Capital Management LLC ("Causeway") perform advisory services for the Fidelity Pension Trust. GSAM is a sub-advisor to the Large Cap Growth Fund and Causeway is a sub-advisor to the International Equity Fund. In addition, some of the separate accounts managed, on a discretionary basis, by investment managers for the benefit of the Fidelity Pension Trust, as well as other private trusts for which Mr. Massman, prior to June 14, 2004, served as trustee, have held shares of stock in Goldman, Sachs & Co., Legg Mason, Inc., Morgan Stanley and Principal Financial Group, and possibly other entities affiliated with certain sub-advisors of the Trust and Master Trust.

            As compensation for their service to the Trust, the American Beacon Mileage Funds, the American Beacon Select Funds and the Master Trust (collectively, the "Trusts"), Mr. Feld and the non-interested Trustees (other than Mr. O'Sullivan) and their spouses receive free air travel from American Airlines, Inc., an affiliate of the Manager. The Trusts pay American Airlines, Inc. the flight service charges incurred for these travel arrangements. The Trusts compensate each Trustee with payments in an amount equal to the Trustees' income tax on the value of this free airline travel. Mr. O'Sullivan, as a retiree of American Airlines, Inc., already receives flight benefits. Mr. O'Sullivan receives an annual retainer of $40,000, plus $1,250 for each Board meeting attended. Trustees are also reimbursed for any expenses incurred in attending Board meetings. These amounts (excluding reimbursements) are reflected in the following table for the fiscal year ended October 31, 2004. The compensation amounts below include the flight service charges paid by the Trusts to American Airlines, Inc.

                            Aggregate           Pension or Retirement         Total Compensation
                           Compensation      Benefits Accrued as Part of        From the Trusts
Name of Trustee           From the Trust         the Trust's Expenses             (27 funds)
---------------           --------------     ---------------------------      ------------------
                                         INTERESTED TRUSTEES
William F. Quinn              $     0                     $0                        $     0
Alan D. Feld                  $12,759                     $0                        $32,579

                                       NON-INTERESTED TRUSTEES
W. Humphrey Bogart*           $ 2,999                     $0                        $ 7,657
Brenda A. Cline*              $ 6,377                     $0                        $16,283
Ben Fortson**                 $ 1,882                     $0                        $ 4,805
Richard A. Massman*           $ 4,788                     $0                        $12,226
Stephen D. O' Sullivan        $17,624                     $0                        $45,000
R. Gerald Turner              $ 4,948                     $0                        $12,634
Kneeland Youngblood           $11,243                     $0                        $28,707

*    Mr. Bogart, Ms. Cline and Mr. Massman were elected as Trustees in August
     2004.

** Mr. Fortson retired from the Trust effective February 28, 2002. He now serves as Trustee Emeritus.

            The Boards have adopted an Emeritus Trustee and Retirement Plan. The Plan provides that a Trustee who has reached the age of 70 is eligible to elect Trustee Emeritus status. Alternately, a Trustee who has served on the Board of one or more Trusts for at least 5 years may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status. A person may serve as a Trustee Emeritus and receive related retirement benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive retirement benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds. Ben Fortson currently serves as Trustee Emeritus to the Trusts.

            During the term that the Trustee Emeritus serves, each Trustee Emeritus and his or her spouse will receive American Airlines, Inc. annual flight benefits plus reimbursement to the Trustee Emeritus of any tax liability relating to such flights during the term that such person serves as a Trustee Emeritus. Such flight benefits, including the taxes that are payable with respect to such benefits, shall not exceed a maximum annual value to the Trustee Emeritus of $40,000.

RENEWAL OF MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS

            At their February 23, 2005 meeting, the Trustees considered the renewal of the existing Management Agreement between the Manager and the Funds and each Investment Advisory Agreement between the Funds and the sub-advisors. As part of the renewal process, legal counsel to the Trusts and the independent Trustees sent information request letters to the Manager and each sub-advisor seeking certain relevant information. The responses by the Manager and sub-advisors were provided to the Trustees for their review prior to their meeting, and the Trustees were provided with the opportunity to request any additional materials.

            The Trustees considered, among other materials, responses by the Manager and the sub-advisors to inquiries requesting:

o a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

o a copy of the firm's most recent audited or unaudited financial statements as well as Parts I and II of its Form ADV;

o a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

o a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm's performance was materially below that of the peer group;

o a cost/profitability analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to the Funds, if available;

o an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

o an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

o a description of the scope of portfolio management services provided to the Funds, including whether such services differ from the services provided to other clients, including other registered investment companies;

o a description of the personnel who are assigned primary responsibility for managing the Fund, including any changes during the past year;

o a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

o a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

o a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

o a discussion of the firm's compliance program with regard to federal, state, corporate and Fund requirements;

o information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

o    a description of the firm's affiliation with any broker-dealer;

o    a discussion of any anticipated change in the firm's controlling persons;
     and

o verification of the firm's insurance coverage with regards to the services provided to the Funds.

            In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

o a table comparing the performance of each Fund to appropriate indices, including comments on the relative performance of each sub-advisor and each Fund versus comparable indices;

o a discussion of any underperformance by a sub-advisor relative to its peer group and whether (and if so, why) such sub-advisor should have its contract renewed;

o    a table detailing the Manager's profitability with respect to each Fund;

o    an analysis of any material complaints received from Fund shareholders;

o    a discussion of the Manager's compliance program;

o a description of the Manager's securities lending practices and the fees received from such practices;

o a description of the portfolio turnover rate and average execution costs for each Fund and each sub-advisor to a Fund;

o a discussion of whether the Manager receives, with respect to trade execution for the Funds, other special compensation, including any payment for order flow;

o a description of how expenses that are not readily identifiable to a particular Fund are allocated; and

o    any ideas for the future growth and efficient operation of the Funds.

            The Trustees were also provided with an analysis provided by Lipper, Inc., which compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds, and (iii) each Fund's investment advisory fees versus comparable mutual funds.

            Legal counsel provided the Trustees with a memorandum detailing their responsibilities pertaining to the renewal of the Management and Investment Advisory Agreements. This memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

CONSIDERATIONS WITH RESPECT TO ALL FUNDS

            In determining whether to approve the continuance of the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of each Fund separately. In each instance, the Trustees considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund and the investment advisor; (3) the Manager's or sub-advisor's cost for providing the services and the profitability of the advisory business to the Manager or sub-advisor; (4) the extent to which economies of scale have been taken into account in setting the fee schedule; and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the material submitted in support of the renewal.

            With respect to the renewal of the Management Agreement, the Trustees considered: the Manager's ability to retain key investment personnel and to provide consistent performance and an active client service program; the Manager's goal to continue to provide consistent above average long-term performance at low cost; the continuing efforts by the Manager to add new Funds so as to enhance the Trusts' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Funds; the addition of personnel to manage the Funds, promote sales and improve services; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment sub-advisors and master portfolios.

         With respect to the renewal of the Investment Advisory Agreements, the Trustees noted that, in many cases, the Manager has negotiated the lowest sub-advisory fee a sub-advisor charges for any comparable client accounts. Where applicable, for purposes of determining the fee charged to the Funds, the fee schedule to each Investment Advisory Agreement specifies that all other assets managed by a sub-advisor on behalf of AMR Corporation and its pensions plans shall be considered. Thus, the Funds are able to receive the lowest possible fee due to economies of scale resulting from the sub-advisor's management of a larger pool of assets.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE BALANCED FUND

            In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Balanced Fund outperformed its benchmark indices for the one, five- and ten-year periods ended December 31, 2004, even though the Manager slightly underperformed its benchmark index with respect to the portion of fixed income Fund assets allocated to it; (2) the expense ratio of the Institutional Class of Fund shares was lower than the industry average; and (3) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, manages a portion of the Fund's assets, allocates the Fund's assets among sub-advisors, monitors and evaluates the performance of the Fund's three sub-advisors, and provides a comprehensive compliance program for the Fund.

            In considering the renewal of the Investment Advisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow"), Brandywine Asset Management, LLC ("Brandywine") and Hotchkis and Wiley Capital Management, LLC ("Hotchkis"), the Trustees considered the following additional factors: (1) Barrow, Brandywine and Hotchkis each either equaled or outperformed on a short-term and long-term basis their benchmark indices with respect to its allocated portion of the Fund's assets; (2) each sub-advisor represented that it did not charge a lower fee rate for any comparable client accounts; (3) for purposes of calculating the fee rates chargeable to the Fund, each sub-advisor agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by the sub-advisor (except for assets managed by Barrow under the HALO Bond Program); and (4) the Manager's recommendation to continue to retain each sub-advisor.

            Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Balanced Fund and its shareholders would benefit from the Manager's and sub-advisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Balanced Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE EMERGING MARKETS FUND

            In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Emerging Markets Fund only slightly underperformed its benchmark indices for the one-year period, and outperformed the benchmarks for the three-year periods ended December 31, 2004;
(2) the expense ratio of the Institutional Class of the Emerging Markets Fund was higher than the industry average, but the expense ratio of that Fund's AMR Class was significantly lower; (3) the Manager has contractually agreed to continue to waive fees and/or reimburse Fund expenses to the extent necessary to maintain a competitive total expense ratio for the PlanAhead Class of shares of the Fund; (4) the Manager incurred a loss on the services it provided to the Fund.

            In considering the renewal of the Investment Advisory Agreements with The Boston Company Asset Management, LLC ("TBCAM") and Morgan Stanley Investment Management Inc. ("MSIM Inc."), the Trustees considered the following additional factors: (1) TBCAM and MSIM Inc. each outperformed on a short-term and long-term basis certain indices with respect to its allocated portion of Fund assets; (2) for purposes of calculating the fee rates chargeable to the Fund, each sub-advisor agreed to take into account assets of AMR Corporation and its subsidiaries and affiliated entities under management by the sub-advisor; and (3) the Manager's recommendation to continue to retain each sub-advisor.

            Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Emerging Markets Fund and its shareholders would benefit from the Manager's and sub-advisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Emerging Markets Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE ENHANCED INCOME
FUND

            In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Enhanced Income Fund outperformed its peer group for the one-year and since inception periods; (2) the Manager outperformed its benchmark index with respect to its allocated portion of the Fund's assets for the one-year and since inception periods; (3) the expense ratio of the Fund was higher than the industry average on an actual basis, although contractual fees are below its peers; and (4) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, manages a portion of the Fund's assets, allocates the Fund's assets among sub-advisors, monitors and evaluates the performance of the Fund's sub-advisor, and provides a comprehensive compliance program for the Fund.

            In considering the renewal of the Investment Advisory Agreement with Calamos Advisors LLC ("Calamos"), the Trustees considered the following additional factors: (1) Calamos outperformed its benchmark index with respect to its allocated portion of the Fund's assets; (2) for purposes of calculating the fee rates chargeable to the Fund,

Calamos agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by Calamos; and (3) the Manager's recommendation to continue to retain Calamos.

            Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and Calamos under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Enhanced Income Fund and its shareholders would benefit from the Manager's and Calamos' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Enhanced Income Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE HIGH YIELD BOND
FUND

            In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the High Yield Bond Fund underperformed both its benchmark indices and its peer group for the one-year period ended December 31, 2004 primarily due to its investment in higher-quality bonds that did not perform as well as much lower-quality bonds, but outperformed its peer group for the three-year period ended December 31, 2004; (2) the expense ratio of the Institutional Class was slightly higher than the industry average; (3) the Manager has contractually agreed to continue to waive fees and/or reimburse Fund expenses to the extent necessary to maintain a competitive total expense ratio for the Service Class of shares of the Fund; and (4) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, allocates the Fund's assets among sub-advisors, monitors and evaluates the performance of the Fund's sub-advisor, and provides a comprehensive compliance program for the Fund.

            In considering the renewal of the Investment Advisory Agreement with Post Advisory Group, LLC ("Post"), the Trustees considered the following additional factors: (1) although Post's long-term performance is good, it underperformed its benchmark index and trailed its peer group because the market rewarded more risky portfolios and Post's investment process focused on higher-quality securities; (2) Post represented that it did not charge a lower fee rate for any comparable client accounts; (3) for purposes of calculating the fee rates chargeable to the Fund, Post agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by Post; and (4) the Manager's recommendation to continue to retain Post because it expects that Post's investment process should come back into favor and continue to perform well over the long term.

            Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and Post under the Management and Investment Advisory Agreements are fair and reasonable,
(2) determined that the High Yield Bond Fund and its shareholders would benefit from the Manager's and Post's continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the High Yield Bond Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE INTERMEDIATE BOND FUND

            In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Intermediate Bond Fund underperformed its benchmark index and trailed its peer group for the short-term and long-term periods ended December 31, 2004, primarily due to its investment in higher-quality bonds that did not perform as well as lower-quality bonds included in the portfolios of its peers; (2) although the Manager underperformed its benchmark index with respect to its allocated portion of the Fund's assets for the short-term and long-term periods, its relative performance has improved and the Manager believes that its higher quality portfolio will add value to Fund shareholders going forward; (3) the expense ratio of the AMR Class of Fund shares was lower than the industry average and the Manager recommends collapsing the Institutional Class of shares into the AMR Class, effective as of March 1, 2005; (4) the Manager has contractually agreed to continue to waive fees and/or reimburse Fund expenses to the extent necessary to maintain a competitive total expense ratio for the PlanAhead Class of shares of the Fund; and (5) the Manager incurred a loss on the services it provided to the Fund, manages a portion of the Fund's assets, allocates the Fund's assets among itself and the sub-advisor, monitors and evaluates the performance of the Fund's sub-advisor, and provides a comprehensive compliance program for the Fund.

            In considering the renewal of the Investment Advisory Agreement with Barrow, the Trustees considered the following additional factors: (1) Barrow outperformed its benchmark index for every period with respect to its allocated portion of the Fund's assets; (2) Barrow represented that it did not charge a lower fee rate for any comparable client accounts; (3) for purposes of calculating the fee rates chargeable to the Fund, Barrow agreed to take into account other assets of AMR Corporation and its subsidiaries and affiliated entities under management by Barrow; and (4) the Manager's recommendation to continue to retain Barrow.

            Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and Barrow under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Intermediate Bond Fund and its shareholders would benefit from the Manager's and Barrow's continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Intermediate Bond Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE INTERNATIONAL EQUITY FUND

            In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the International Equity Fund outperformed its benchmark indices for the one-, five and ten-year periods ended December 31, 2004; (2) the expense ratio of the Institutional Class of Fund shares was lower than the industry average; and (3) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, allocates the Fund's assets among sub-advisors, monitors and evaluates the performance of the Fund's three sub-advisors, and provides a comprehensive compliance program for the Fund.

            In considering the renewal of the Investment Advisory Agreements with Causeway Capital Management LLC ("Causeway"), Lazard Asset Management LLC ("Lazard"), Templeton Investment Counsel, LLC ("Templeton"), and TBCAM, the Trustees considered the following additional factors: (1) Causeway and Templeton each outperformed their benchmark indices on a short-term and long-term basis with respect to their allocated portion of the Fund's assets; (2) Lazard outperformed its benchmark index on a long-term basis, although it underperformed its benchmark index on a short-term basis with respect to its allocated portion of the Fund's assets because it has emphasized larger capitalization, higher return on equity securities, which have not performed as well recently as smaller capitalization, lower return on equity companies; (3) as of December 31, 2004, TBCAM had managed a portion of the Fund for three months, over which period it slightly underperformed its benchmark index, but the Trustees considered the performance record too short to be meaningful; (4) each sub-advisor represented that they did not charge a lower fee rate for any comparable client accounts; (5) for purposes of calculating the fee rates chargeable to the Fund, each sub-advisor agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by the sub-advisor; and (6) the Manager's recommendation to continue to retain each sub-advisor.

            Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the International Equity Fund and its shareholders would benefit from the Manager's and sub-advisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the International Equity Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE INTERNATIONAL EQUITY INDEX FUND

            In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the unaffiliated master-feeder structure of the Fund and that the Fund invests all of its investable assets in a master portfolio; (2) the Manager monitors the performance of the master portfolio; (3) the Fund substantially outperformed its peers for all periods since inception, as of December 31, 2004; (4) the Fund's expense ratio is lower than its peer group average and other comparable Funds; (5) the Manager incurred a loss on the services it provided to the Fund; and (6) the Manager provides high-quality services at a low cost to investors, manages the Fund's assets and provides a comprehensive compliance program for the Fund.

         Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, (2) determined that the International Equity Index Fund and its shareholders would benefit from the Manager's continued management of the Fund and (3) approved the renewal of the Management Agreement with respect to the International Equity Index Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE LARGE CAP GROWTH FUND

            In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Manager provides high-quality services at a low cost to investors, allocates the Fund's assets among sub-advisors, monitors and evaluates the performance of the Fund's two sub-advisors, and provides a comprehensive compliance program for the Fund; (2) the Large Cap Growth Fund outperformed its benchmark indices and peer groups for the one-, three-year and since inception periods ended December 31, 2004; (3) the expense ratios of each class of Fund shares were lower than the industry average; (4) the Manager has contractually agreed to continue to waive fees and/or reimburse Fund expenses to the extent necessary to maintain a competitive total expense ratio for the Institutional Class of shares of the Fund; and (5) the Manager incurred a loss on the services it provided to the Fund.

            In considering the renewal of the Investment Advisory Agreements with Goldman Sachs Asset Management, L.P. ("GSAM") and J.P. Morgan Investment Management Inc. ("JPMIM"), the Trustees considered the following additional factors: (1) GSAM outperformed its benchmark indices with respect to its allocated portion of the Fund's assets for all periods and JPMIM outperformed its benchmark indices for the one-year and since inception periods; (2) Each sub-advisor represented that it did not charge a lower fee rate for any comparable client accounts; (3) for purposes of calculating the fee rates chargeable to the Fund, each sub-advisor agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by the sub-advisor; and (4) the Manager's recommendation to continue to retain each sub-advisor.

            Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Large Cap Growth Fund and its shareholders would benefit from the Manager's and sub-advisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Large Cap Growth Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE LARGE CAP VALUE
FUND

            In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Large Cap Value Fund outperformed its peer group and benchmark indices for the short and long-term periods ended December 31, 2004; (2) the expense ratio of the Institutional Class of Fund shares was lower than the industry average; and (3) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, allocates the Fund's assets among sub-advisors, monitors and evaluates the performance of the Fund's four sub-advisors, and provides a comprehensive compliance program for the Fund.

            In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine, Hotchkis and Metropolitan West Capital Management, LLC, the Trustees considered the following additional factors: (1) each sub-advisor, except for Brandywine, outperformed its benchmark index for the year with respect to its allocated portion of the Fund's assets; (2) although Brandywine underperformed its benchmark index for the most recent one-year period, it has outperformed for the longer periods; (3) each sub-advisor represented that it did not charge a lower fee rate for any comparable client accounts; (4) for purposes of calculating the fee rates chargeable to the Fund, each sub-advisor agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by the sub-advisor; and
(5) the Manager's recommendation to continue to retain each sub-advisor.

            Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Large Cap Value Fund and its shareholders would benefit from the Manager's and sub-advisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Large Cap Value Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE MID-CAP VALUE FUND

            In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Manager provides high-quality services at a low cost to investors, allocates the Fund's assets among sub-advisors, monitors and evaluates the performance of the Fund's two sub-advisors, and provides a comprehensive compliance program for the Fund; (2) the Mid-Cap Value Fund outperformed its peer group for the six-month period ended December 31, 2004, but lagged behind its benchmark indices for the period;
(3) the expense ratio of the Institutional Class of Fund shares was higher than the industry average due primarily to the higher fees charged by one of the sub-advisors; (4) the Manager has contractually agreed to continue to waive fees and/or reimburse Fund expenses to the extent necessary to maintain a competitive total expense ratio for the Institutional Class of shares of the Fund and (5) the Manager incurred a loss on the services it provided to the Fund.

            In considering the renewal of the Investment Advisory Agreements with Barrow and Pzena Investment Management, LLC, the Trustees considered the following additional factors: (1) although each sub-advisor underperformed its benchmark index for the six-month period with respect to its allocated portion of the Fund's assets, the performance records are too short to be meaningful;
(2) each sub-advisor represented that it did not charge a lower fee rate for any comparable client accounts; (3) for purposes of calculating the fee rates chargeable to the Fund, each sub-advisor agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by the sub-advisor; and (4) the Manager's recommendation to continue to retain each sub-advisor.

            Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Mid-Cap Value Fund and its shareholders would benefit from the Manager's and sub-advisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Mid-Cap Value Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE MONEY MARKET FUND

            In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Institutional Class of the Money Market Fund underperformed its peer group for all reported periods ended December 31, 2004 due to the relatively higher expense ratio of the Fund in a low interest rate environment; (2) the total expense ratio of the Institutional Class of Fund shares was higher than its peer group average, although contractual management fees were among the lowest of its peer group; (3) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, manages the Fund's assets, is subject to a high degree of risk of financial responsibility should the Fund be unable to maintain a stable $1.00 per share net asset value and provides a comprehensive compliance program for the Fund; and (4) the Manager's explanation that fee schedule "breakpoints" were not warranted due to, among other factors, the existing low, base management fee charged to the Fund.

            Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, (2) determined that the Money Market Fund and its shareholders would benefit from the Manager's continued management of the Fund and (3) approved the renewal of the Management Agreement with respect to the Money Market Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE MUNICIPAL MONEY MARKET FUND

            In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the PlanAhead Class of the Municipal Money Market Fund underperformed its peer group for all periods ended December 31, 2004, primarily due to its low asset size and relatively higher total expense ratio; (2) the expense ratio of the PlanAhead Class of Fund shares was higher than its peer group average, although the management fee portion of the expense ratio was substantially below its peer group and the broader universe of comparable Funds; (3) the Manager incurred a loss on the services it provided to the Fund; (4) the Manager provides high-quality services at a low cost to investors, manages the Fund's assets, is subject to a high degree of risk of financial responsibility should the Fund be unable to maintain a stable $1.00 per share net asset value and provides a comprehensive compliance program for the Fund; (5) the Manager's explanation that fee schedule "breakpoints" were not warranted due to, among other factors, the existing low, base management fee charged to the Fund; and (6) the Manager has contractually agreed to continue to waive fees and/or reimburse Fund expenses to the extent necessary to maintain a competitive total expense ratio for the PlanAhead Class of shares of the Fund.

            Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, (2) determined that the Municipal Money Market Fund and its shareholders would benefit from the Manager's continued management of the Fund and (3) approved the renewal of the Management Agreement with respect to the Municipal Money Market Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE S&P 500 INDEX FUND

            In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the unaffiliated master-feeder structure of the Fund and that the Fund invests all of its investable assets in a master portfolio; (2) the Manager monitors the performance of the master portfolio; (3) the Fund outperformed its peer group for all periods since inception, as of December 31, 2004; (4) the Fund's expense ratio is lower than its peer group average and other comparable Funds; and (5) the Manager provides high-quality services at a low cost to investors, manages the Fund's assets and provides a comprehensive compliance program for the Fund.

         Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, (2) determined that the S&P 500 Index Fund and its shareholders would benefit from the Manager's continued management of the Fund and (3) approved the renewal of the Management Agreement with respect to the S&P 500 Index Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE SHORT-TERM BOND
FUND

            In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Short-Term Bond Fund underperformed its benchmark index and peer group for the one-year period ended December 31, 2004, but outperformed its peer group for the three-, five- and ten-year periods; (2) the expense ratio of the AMR Class of Fund shares was lower than the industry average and the Manager recommends collapsing the Institutional Class of shares into the AMR Class, effective as of March 1, 2005; and (3) the Manager incurred a loss on the services it provided to the Fund.

            Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, (2) determined that the Short-Term Bond Fund and its shareholders would benefit from the Manager's continued management of the Fund and (3) approved the renewal of the Management Agreement with respect to the Short-Term Bond Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE SMALL CAP INDEX
FUND

            In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the unaffiliated master-feeder structure of the Fund and that the Fund invests all of its investable assets in a master portfolio; (2) the Manager monitors the performance of the master portfolio; (3) the Fund slightly underperformed its peer group for the one-year period ended December 31, 2004, but outperformed its peers for the three-year period; (4) the Fund's expense ratio is lower than its peer group average and other comparable Funds; (5) the Manager incurred a loss on the services it provided to the Fund; and (6) the Manager provides high-quality services at a low cost to investors, manages the Fund's assets and provides a comprehensive compliance program for the Fund.

            Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, (2) determined that the Small Cap Index Fund and its shareholders would benefit from the Manager's continued management of the Fund and (3) approved the renewal of the Management Agreement with respect to the Small Cap Index Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE SMALL CAP VALUE
FUND

            In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Small Cap Value Fund outperformed its benchmark indices for the one-year and five-year periods ended December 31, 2004; (2) the expense ratio of the Institutional Class of Fund shares was at the industry average; and (3) the Trustees deemed the profit made by the Manager on the services it provided to the Fund to be reasonable in light of the fact that the Manager provides high-quality services at a low cost to investors, allocates the Fund's assets among sub-advisors, monitors and evaluates the performance of the Fund's two sub-advisors, and provides a comprehensive compliance program for the Fund.

            In considering the renewal of the Investment Advisory Agreements with Barrow, Brandywine, Hotchkis, and TBCAM, the Trustees considered the following additional factors: (1) Barrow and Hotchkis have each outperformed for all reported periods its benchmark index with respect to their allocated portion of the Fund's assets; (2) except for the most recent one-year period, Brandywine has outperformed its benchmark index for the longer-term periods with respect to its allocated portion of the Fund's assets; (3) as of December 31, 2004, TBCAM had managed a portion of the Fund for three months, over which period it slightly underperformed its benchmark index, but the Trustees considered the performance record too short to be meaningful; (4) each sub-advisor represented that it did not charge a lower fee rate for any comparable client accounts; (5) for purposes of calculating the fee rates chargeable to the Fund, each sub-advisor agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by the sub-advisor; and (6) the Manager's recommendation to continue to retain each sub-advisor.

         Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Small Cap Value Fund and its shareholders would benefit from the

Manager's and sub-advisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Small Cap Value Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE TREASURY INFLATION PROTECTED SECURITIES FUND

            In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Manager provides high-quality services at a low cost to investors, allocates the Fund's assets among sub-advisors, monitors and evaluates the performance of the Fund's two sub-advisors, and provides a comprehensive compliance program for the Fund; (2) the Treasury Inflation Protected Securities Fund underperformed its benchmark index and peer group for the six-month period ended December 31, 2004, primarily due to cash flow issues during the Fund's initial month of operation; (3) the expense ratio of the Institutional Class of Fund shares was lower than the industry average; (4) the Manager has contractually agreed to continue to waive fees and/or reimburse Fund expenses to the extent necessary to maintain a competitive total expense ratio for the Institutional Class of shares of the Fund; and (5) the Manager incurred a loss on the services it provided to the Fund.

            In considering the renewal of the Investment Advisory Agreements with Brown Brothers Harriman & Co., and NISA Investment Advisors LLC, the Trustees considered the following additional factors: (1) although each sub-advisor underperformed its benchmark index for the six-month period with respect to its allocated portion of the Fund's assets, the performance records are too short to be meaningful; (2) each sub-advisor represented that it did not charge a lower fee rate for any comparable client accounts; (3) for purposes of calculating the fee rates chargeable to the Fund, each sub-advisor agreed to take into account all other assets of AMR Corporation and its subsidiaries and affiliated entities under management by the sub-advisor; and (4) the Manager's recommendation to continue to retain each sub-advisor.

            Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager and the sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Treasury Inflation Protected Securities Fund and its shareholders would benefit from the Manager's and sub-advisors' continued management of the Fund and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Treasury Inflation Protected Securities Fund.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE U.S. GOVERNMENT MONEY MARKET FUND

            In considering the renewal of the Management Agreement, the Trustees considered the following additional factors: (1) the Cash Management Class of the U.S. Government Money Market Fund had substantially above-average performance for all reported periods ended December 31, 2004; (2) the expense ratios of the Cash Management Class of Fund shares was lower than its peer group average and other comparable Funds; (3) the Manager incurred a loss on the services it provided to the Fund; (4) the Manager provides high-quality services at a low cost to investors, manages the Fund's assets, is subject to a high degree of risk of financial responsibility should the Fund be unable to maintain a stable $1.00 per share net asset value and provides a comprehensive compliance program for the Fund; (5) the Manager's explanation that fee schedule "breakpoints" were not warranted due to, among other factors, the existing low, base management fee charged to the Fund; and (6) the Manager has contractually agreed to continue to waive fees and/or reimburse Fund expenses to the extent necessary to maintain a competitive total expense ratio for the Cash Management and Platinum Classes of shares of the Fund.

            Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, (2) determined that the U.S. Government Money Market Fund and its shareholders would benefit from the Manager's continued management of the Fund and (3) approved the renewal of the Management Agreement with respect to the U.S. Government Money Market Fund.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT WITH OPUS CAPITAL MANAGEMENT, INC.

            At their January 27, 2005 meeting, the Trustees considered the approval of an Investment Advisory Agreement between the Funds and Opus Capital Management, Inc. ("Opus") to add Opus as a sub-adviser to the Small Cap Value Fund. As part of the approval process, legal counsel to the Trusts and the independent Trustees sent an information request letter to Opus seeking certain relevant information. Opus's response was provided to the Trustees for their review prior to their meeting, and the Trustees were provided with the opportunity to request any additional materials.

            The Trustees considered, among other materials, responses by Opus to inquiries requesting:

o a description of the advisory and related services proposed to be provided to the Small Cap Value Fund;

o identification of the professional personnel to perform services for the Small Cap Value Fund and their education, experience and responsibilities;

o a comparison of the performance of accounts similar to the Small Cap Value Fund managed by Opus with the performance of applicable indices;

o an analysis of the proposed advisory fee, a comparison to the fees charged to other comparable clients and an explanation of any differences between the fee schedules;

o whether Opus charges a lower advisory fee to other clients for which it provides services comparable to the services proposed for the Small Cap Value Fund and if so, an explanation of the rationale for charging the other client(s) a lower fee;

o a description of the portfolio managers' compensation, including any incentive arrangements, and if compensation is tied to performance, a description of the oversight mechanisms to prevent a manager with lagging performance from taking undue risks; and

o any other information Opus believed would be material to the Trustees' consideration of the agreement.

            In considering the approval of the Investment Advisory Agreement with Opus, the Trustees considered the following factors. First, the Trustees considered that the Manager had screened the universe of available small capitalization equity managers to identify those that would have added value to the Small Cap Value Fund's performance over the most recent three- and five-year periods. In this regard, the Trustees considered that Opus's small cap value accounts outperformed the Russell 2000 Value Index for the most recent quarter, one-year, three-year, five-year, and since inception periods. Second, the Trustees considered that the proposed fee to be charged by Opus to the Fund was highly competitive with fees of comparable advisers and represented a discount from Opus's standard fee schedule for such services. Third, the Trustees considered the experience and knowledge of the investment team identified by Opus that would make investment decisions for the Fund. Fourth, the Trustees considered that Opus was prepared to reserve a material amount of investment capacity for the benefit of the Fund. Fifth, the Trustees considered the Manager's conclusion that the investment process to be employed by Opus would be highly consistent with the Fund's investment objectives and policies, as well as the Manager's strong recommendation on behalf of Opus.

            Based on these considerations, the Trustees (1) concluded that the fees proposed to be paid to Opus under the Investment Advisory Agreements are fair and reasonable, (2) determined that the Small Cap Value Fund and its shareholders would benefit from Opus's addition as a sub-advisor to the Fund and
(3) approved the Investment Advisory Agreement with Opus.

                    TRUSTEES AND OFFICERS OF THE INDEX TRUST

            Each non-interested Trustee is a member of the Index Trust's Audit Committee (the "Committee"). The principal responsibilities of the Committee are the appointment, compensation and oversight of the Index Trust's independent accountants, including the resolution of disagreements regarding financial reporting between Index Trust management and such independent accountants. The Committee's responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Index Trust, (ii) discuss with the independent accountants certain matters relating to the Index Trust's financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Index Trust's independent accountants and recommend that the Index Trust Board take appropriate action in response thereto to satisfy itself of the independent accountants' independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Index Trust's accounting and financial reporting policies and practices and internal controls and Index Trust management's responses thereto. The Index Trust Board has adopted a written charter for the Committee. The Committee has retained independent legal counsel to assist them in connection with these duties. The Committee met four times during the fiscal year ended December 31, 2003.

             Each non-interested Trustee is also a member of the Index Trust Board's Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Trustees of the Index Trust and to recommend its nominees for consideration by the full Index Trust Board. While the Nominating Committee is solely responsible for the selection and nomination of the Index Trust's non-interested Trustees, the Nominating Committee may consider nominations for the office of Trustee made by Index Trust interest holders as it deems appropriate. Index Trust interest holders who wish to recommend a nominee should send nominations to the Secretary of the Index Trust that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee met three times during the Index Trust's fiscal year ended December 31, 2004.

            Certain biographical and other information relating to the non-interested Trustees of the Index Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by FAM, Merrill Lynch Investment Managers, L.P. or their affiliates ("MLIM/FAM-advised funds") and other public directorships.

                                      TERM OF                                                   NUMBER OF
                                      OFFICE**                                                  MLIM/FAM-
                           POSITION      AND                                                     ADVISED
                             HELD     LENGTH OF                                                 FUNDS AND
NAME, ADDRESS* AND         WITH THE     TIME                PRINCIPAL OCCUPATION(s)            PORTFOLIOS
AGE OF TRUSTEE               TRUST     SERVED               DURING PAST FIVE YEARS              OVERSEEN     PUBLIC DIRECTORSHIPS
------------------         --------   ----------  ------------------------------------------   ----------   ----------------------
Donald W. Burton (60)       Trustee     Trustee   General Partner of the Burton Partnership,   23            ITC DeltaCom Inc.
                                      since 2002  Limited Partnership (an Investment           registered    (telecommunications);
                                                  Partnership) since 1979; Managing General    investment    Knology, Inc.
                                                  Partner of the South Atlantic Venture Funds  companies     (telecommunications);
                                                  since 1983; Member of the Investment         consisting    Symbion, Inc.
                                                  Advisory Committee of the Florida State      of 42         (healthcare)
                                                  Board of Administration since 2001.          portfolios

Laurie Simon Hodrick (42)   Trustee    Trustee    Professor of Finance and Economics,          23            None
                                      since 2000  Graduate School of Business, Columbia        registered
                                                  University since 1998; Associate Professor   investment
                                                  of Finance and Economics, Graduate School    companies
                                                  of Business, Columbia University from 1996   consisting
                                                  to 1998.                                     of 42
                                                                                               portfolios

John F. O'Brien (61)        Trustee    Trustee    President and Chief Executive Officer of     23            ABIOMED (medical
                                      since 2005  Allmerica Financial Corporation (financial   registered    device manufacturer),
                                                  services holding company) from 1995 to       investment    Cabot Corporation
                                                  2002 and Director from 1995 to 2003;         companies     (manufacturing), LKQ
                                                  President of Allmerica Investment            consisting    Corporation (auto
                                                  Management Co., Inc. (investment adviser)    of 42         parts manufacturing)
                                                  from 1989 to 2002, Director from 1989 to     portfolios    and TJX Companies,
                                                  2002 and Chairman of the Board from 1989                   Inc. (retailer)
                                                  to 1990; President, Chief Executive
                                                  Officer and Director of First Allmerica
                                                  Financial Life Insurance Company from 1989
                                                  to 2002; and Director of various other
                                                  Allmerica Financial companies until 2002;
                                                  Currently Director since 1989 and since
                                                  2004 member of the Governance Nominating
                                                  Committee; Member of the Compensation
                                                  Committee of ABIOMED since 1989 and Member
                                                  of the Audit Committee ABIOMED from 1990
                                                  to 2004; Director and member of the
                                                  Governance and Nomination Committee of
                                                  Cabot Corporation and member of the Audit
                                                  Committee since 1990;Director and member
                                                  of the Audit Committee and Compensation
                                                  Committee of LKQ Corporation from 2003;
                                                  and Lead Director of TJX Companies, Inc.
                                                  since 1999; Trustee of the Woods Hole
                                                  Oceanographic Institute since 2003.

David H. Walsh (63)         Trustee    Trustee    Consultant with Putnam Investments from      23
                                      since 2003  1993 to 2003 and employed in various         registered
                                                  capacities therewith from 1971 to 1992;      investment
                                                  Director, the National Audubon Society       companies
                                                  since 1998; Director, the American Museum    consisting
                                                  of Fly Fishing since 1998.                   of 42
                                                                                               portfolios

Fred G. Weiss (63)          Trustee    Trustee    Managing Director of FGW Associates since    23            Watson
                                      since 2000  1997; Vice President, Planning Investment,   registered    Pharmaceutical Inc.
                                                  and Development of Warner Lambert Co. from   investment    (pharmaceutical
                                                  1979 to 1997; Director of BTG                companies     company)
                                                  International PLC (global technology         consisting
                                                  commercialization company) since 2001;       of 42
                                                  Director of the Michael J. Fox Foundation    portfolios
                                                  for Parkinson's Research since 2000.



* The address of each non-interested Trustee is P.O. Box 9095, Princeton, New Jersey 08543-9095.

** Each Trustee serves until his or her successor is elected and qualified or until his or her death, resignation, or removal as provided in the Fund's by-laws, charter or by statute, or until December 31 of the year in which he or she turns 72.

            Certain biographical and other information regarding the Trustee who is an officer and an "interested person" of the Index Trust as defined in the 1940 Act and to the other officers of the Index Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised Funds and public directorships held.

                                                                                                            NUMBER OF
                                       TERM OF                                                              MLIM/FAM-
                                      OFFICE***                                                              ADVISED
                        POSITION(S)   AND LENGTH                                                            FUNDS AND      PUBLIC
                         HELD WITH     OF TIME                      PRINCIPAL OCCUPATION(S)                 PORTFOLIOS    DIRECTOR-
NAME, ADDRESS* AND AGE   THE TRUST      SERVED                      DURING PAST FIVE YEARS                   OVERSEEN      SHIPS
----------------------  -----------  -----------   ----------------------------------------------------    -------------- ---------
Robert C. Doll, Jr.**    President    President    President of MLIM/FAM-advised funds since 2005;         114             None
(50)                    and Trustee      and       President of MLIM and FAM since 2001; Co-Head           registered
                                     Trustee****   (Americas Region) thereof from 2000 to 2001 and         investment
                                      since 2005   Senior Vice President thereof from 1999 to 2001;        companies
                                                   Director of Princeton Services, Inc. ("Princeton        consisting of
                                                   Services") since 2001; President of Princeton           150 portfolios
                                                   Administrators, L.P. ("Princeton Administrators")
                                                   since 2001;; Chief Investment Officer of Oppenheimer
                                                   Funds, Inc. in 1999 and Executive Vice President
                                                   thereof from 1991 to 1999.

Donald C. Burke (44)       Vice          Vice      First Vice President of MLIM since 1997 and the         124 registered  None
                         President    President    Treasurer thereof since 1999; Senior Vice President     investment
                            and       since 1996   and Treasurer of Princeton Services since 1999 and      companies
                         Treasurer       and       Director since 2004; Vice President of FAMD since       consisting of
                                      Treasurer    1999; Vice President of MLIM from 1990 to 1997;         163 portfolios
                                      since 1999   Director of Taxation of MLIM from 1990 to 2001.


Richard Vella (46)         Vice         Vice       Managing Director and Head of Global Index and          4 registered    None
                         President    President    Enhanced Index products for Merrill Lynch               investment
                                      since 1999   Quantitative Advisors since 1999; Managing Director     companies
                                                   and Head of the Global Index and Enhanced Index         consisting of
                                                   business at Bankers Trust from 1984 to 1999.            10 portfolios

Frank Viola (38)           Vice          Vice      Managing Director of MLIM and head of the Global        7 registered    None
                         President    President    Fixed Income Structured Asset Team since 2002.          investment
                                      since 2002   Director (Global Fixed Income) of MLIM from 2000 to     companies
                                                   2001 and Vice President from 1996 to 2000.              consisting of
                                                                                                           5 portfolios

Vincent J. Costa (42)     Vice          Vice       Managing Director of MLIM since 2005; Head of           2 registered    None
                        President     President    Quantitative Investments at MLIM since 2004; Director   investment
                                      since 2005   of MLIM from 1999 to 2005.                              companies
                                                                                                           consisting of 8
                                                                                                           portfolios

Jeffrey L. Russo (37)     Vice          Vice       Director of MLIM since 2004; Vice President of MLIM     2 registered    None
                        President     President    from 1999 to 2004.                                      investment
                                      since 2005                                                           companies
                                                                                                           consisting of 5
                                                                                                           portfolios

Debra L. Jelilian (37)    Vice          Vice       Director of MLIM since 1999.                            2 registered    None
                        President     President                                                            investment
                                      since 2005                                                           companies
                                                                                                           consisting of 5
                                                                                                           portfolios

Jeffrey Hiller (53)       Chief         Chief      Chief Compliance Officer of the MLIM/FAM-advised        125 registered  None
                        Compliance    Compliance   funds; First Vice President and Chief Compliance        investment
                         Officer        Officer    Officer of MLIM (Americas) since 2004; Global           companies
                                      since 2004   Director of Compliance at Morgan Stanley Investment     consisting of
                                                   Management from 2002 to 2004; Managing Director and     164 portfolios
                                                   Global Director of Compliance at Citigroup Asset
                                                   Management from 2000 to 2002; Chief Compliance
                                                   Officer at Soros Fund Management in 2000; Chief
                                                   Compliance Officer at Prudential Financial from 1995
                                                   to 2000; Senior Counsel in the SEC's Division of
                                                   Enforcement in Washington, DC from 1990 to 1995.

                                                                                                            NUMBER OF
                                       TERM OF                                                              MLIM/FAM-
                                      OFFICE***                                                              ADVISED
                        POSITION(S)   AND LENGTH                                                            FUNDS AND      PUBLIC
                         HELD WITH     OF TIME                      PRINCIPAL OCCUPATION(S)                 PORTFOLIOS    DIRECTOR-
NAME, ADDRESS* AND AGE   THE TRUST      SERVED                      DURING PAST FIVE YEARS                   OVERSEEN      SHIPS
----------------------  -----------  -----------   ----------------------------------------------------    -------------- ---------
Alice A. Pellegrino (44) Secretary    Secretary    Director (Legal Advisory) of MLIM since 2002; Vice      124 registered  None
                                      since 2004   President of MLIM from 1999 to 2002; Attorney           investment
                                                   associated with MLIM since 1997; Secretary of MLIM,     companies
                                                   FAM, FAMD and Princeton Services since 2004;            consisting of
                                                   Secretary of MLIM, FAM, FAMD and Princeton Services     163 portfolios
                                                   since 2004.

* The address for each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.

** Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment advisor. Mr. Doll is an "interested person," as defined in the 1940 Act, of the Index Trust based on his positions with FAM, MLIM, Princeton Services and Princeton Administrators.

*** Elected by and serves at the pleasure of the Board of Trustees of the Index Trust.

**** As a Trustee, Mr. Doll serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until earlier of his death, resignation, or removal as provided in the Index Trust's by-laws, charter or by statute.

            The Index Trust pays each non-interested Trustee a combined fee for service on the Board and the Audit Committee of $10,000 per year plus $1,000 per in-person Board meeting attended and $1,000 per in-person Audit Committee meeting attended. The Index Trust pays the Chairman of the Audit Committee an additional fee of $2,000 per year. Each non-interested Trustee also receives an aggregate fee of $3,000 for each special in-person meeting attended, which is allocated equally among all the applicable MLIM/FAM-advised funds overseen by the Trustees. The Index Trust reimburses each non-interested Trustee for his or her out-of-pocket expenses relating to attendance at Board, Audit Committee and Nominating Committee meetings. Mr. O'Brien was not elected as a Trustee until February 2005.


                                                    Pension or Retirement     Aggregate Compensation
                      Aggregate Compensation       Benefits Accrued as Part    from Index Trust and
Name of Trustee        from the Index Trust        of Index Trust Expenses    MLIM/FAM Advised Funds
--------------------  ----------------------       ------------------------   ----------------------
Donald W. Burton             $18,150                          None                     $195,500
M. Colyer Crum *             $20,150                          None                     $169,125
Laurie Simon Hodrick         $18,150                          None                     $195,500
David H. Walsh               $18,150                          None                     $195,500
Fred G. Weiss**              $18,150                          None                     $195,500

* Professor Crum retired as a Trustee effective January 1, 2005. He served as Audit Committee Chairman for the fiscal year ended December 31, 2004.

**   Chairman of the Audit Committee.

            Information relating to each Index Trust Trustee's share ownership in the Index Trust and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Trustee ("Supervised Merrill Lynch Funds") as of December 31, 2004 is set forth in the chart below. Mr. O'Brien and Mr. Doll were not elected as Trustees until February 2005.

                            Aggregate Dollar Range of     Aggregate Dollar Range of Securities in
Name                        Equity in the Index Trust       All Supervised  Merrill Lynch Funds
------------------------    -------------------------     ---------------------------------------
Non-Interested Trustees:
    Donald W. Burton                   None                             over $100,000
    Laurie Simon Hodrick               None                            $10,001-$50,000
    David H. Walsh                     None                             over $100,000
    Fred G. Weiss                  over $100,000                        over $100,000

As of February 1, 2005, the Trustees and officers of the Index Trust as a group owned an aggregate of less than 1% of the outstanding shares of the Fund. As of December 31, 2004, none of the non-interested Trustees of the Index Trust or their immediate family members owned beneficially or of record any securities of Merrill Lynch & Co., Inc. ("ML & Co.").

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

            At each quarterly meeting of the Board and the Audit Committee, the Board of Trustees of the Trust receives, reviews and evaluates information concerning the nature, extent and quality of the personnel of and the services provided by the Investment Advisor and its affiliates. While particular focus is given to information concerning profitability, comparability of fees and total expenses and Trust performance at the meeting at which the renewal of the Investment Advisory Agreement is considered, the evaluation process with respect to the Investment Advisor is an ongoing one. In this regard, the Board's and the Audit Committee's consideration of the Investment Advisory Agreement included deliberations at other quarterly meetings in addition to the annual renewal meeting.

            In connection with the Board's consideration of the Investment Advisory Agreement and Sub-Advisory Agreement, the Board received from the Investment Advisor financial and performance data for the Trust, information concerning the profitability of the Trust to the Investment Advisor and information as to services rendered to the Trust and compensation paid to affiliates of the Investment Advisor by the Trust. The Board reviewed information regarding access to research services from brokers to which the Investment Advisor may have allocated Trust brokerage in a "soft dollar" arrangement. The Board also received from Lipper Inc. information concerning the performance of each Series of the Trust compared to certain other non-MLIM/FAM-advised open-end funds that use a passive, indexed method of investing, and comparing each Series' fee rate for advisory and administrative services and ratios for management expenses, investment-related expenses and total expenses to those of other comparable non-MLIM/FAM-advised open-end funds. The Board considered the compensation paid to the Investment Advisor and the services provided to the Trust by the Investment Advisor under the Investment Advisory Agreement, as well as other services provided by the Investment Advisor and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Trust, the Investment Advisor and its affiliates provide administrative services, stockholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Trust. The Board also considered the direct and indirect benefits to the Investment Advisor from its relationship with the Trust. Based on their experience as Trustees of the Trust and as directors of other MLIM/FAM-advised funds, the Board members concluded that the Trust benefits, and should continue to benefit, from those services.

            In reviewing the Investment Advisory Agreement, the Board focused on the experience, resources and strengths of the Investment Advisor and its affiliates in managing investment companies, including the Trust, that use a passive investing approach to seek to replicate the performance of an index or, in the case of certain Series, actively manage equity investments to seek to outperform an index. In particular, the Board considered the experience of the Trust's management team in analyzing and investing in Index related securities. The Board noted that each member of the management team has over ten years experience in investing and in managing index investments. The Board concluded that the Investment Advisor has a high level of expertise in managing the types of investments used by the Series of the Trust and that the Trust benefits from that expertise.

            The Board also reviewed the compliance and administrative services provided to the Trust by the Investment Advisor, including oversight of the Trust's day-to-day operations and oversight of Trust accounting. The Investment Advisor and its affiliates provide compliance and administrative services to the Trust and all the MLIM/FAM-advised funds, as well as to a number of third party fund groups. The Trustees, based on their experience as directors/trustees of other investment companies managed by the Investment Advisor and its affiliates as well as of the Trust, also focused on the quality of the Investment Advisor's compliance and administrative staff. The Board noted that, in addition to the analysts dedicated to the Trust's management team and the analysts and compliance personnel dedicated to the equity management group, the Investment Advisor has a separate administrative, legal and compliance staff to ensure a high level of quality in the compliance and administrative services provided to the Trust. The Trustees concluded, based on their experience as Board members, that the compliance and administrative services provided by the Investment Advisor were of a sufficiently high quality to benefit the Trust.

            In connection with its consideration of the Investment Advisory Agreement, the Board evaluated the Trust's investment advisory fee rate and expense ratios for each Series as compared to those of comparable open end funds as provided by Lipper Inc. The Board compared the Trust's investment advisory fee rate and expense ratios for each Series to those of comparable funds. The Board took into account the various services provided to the Trust by the Investment Advisor and its affiliates, as well as the services required to manage a portfolio of index related securities denominated in both U.S. dollars and non-U.S. dollar currencies. In particular, the Board noted that each Series of the Trust had a contractual management fee rate at a common asset level that was below the median of the funds in the expense group. The Board also found that each Series' actual management fee rate - which includes advisory and administrative services and the effects of any fee waivers - as a percentage of total assets at a common asset level was below the median of the funds in its category. The Board also compared each Series' total expenses to those of other, similarly managed funds and concluded that the overall expenses were below the median of the group. The Board also requested, received and considered profitability information related to the management revenues from the Trust. Based upon the information reviewed and its discussions, the Board concluded that the advisory fee rate schedule was reasonable in relation to the services provided by the Investment Advisor to the Trust as well as the costs incurred and benefits to be gained by the Investment Advisor and its affiliates in providing such services. The Board also found the advisory fee and total expense ratio to be reasonable in comparison to the fees charged by other comparable funds of similar size.

            The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale that the Investment Advisor may experience as a result of growth in the Trust's assets. The Board determined that the current investment advisory fee structure was reasonable and that no changes are currently necessary. The non-interested Trustees were represented by independent counsel who assisted them in their deliberations.

            Additional information regarding the management of the Index Portfolios may be found in the statement of additional information for the Quantitative Master Series Trust, SEC File No. 811-7885. Shareholders may access this information on the SEC's website at www.sec.gov.

             TRUSTEES AND OFFICERS OF THE EQUITY 500 INDEX PORTFOLIO

            The Equity 500 Index Portfolio Board is responsible for generally overseeing the Equity 500 Index Portfolio's business. The Trustees and officers of the Equity 500 Index Portfolio and their principal occupations during the past five years are set forth below. Their titles may have varied during that period.


                                                                                                 NUMBER OF
                                                                                                 FUNDS IN
                                POSITION(s)    TERM OF OFFICE                                    FUND COMPLEX   OTHER
NAME, ADDRESS, AND DATE OF      HELD WITH      AND LENGTH OF      PRINCIPAL OCCUPATION           OVERSEEN BY    DIRECTORSHIPS
BIRTH ("DOB")                   TRUST          TIME SERVED        DURING PAST FIVE YEARS         TRUSTEE        HELD BY TRUSTEE
--------------------------      -----------    ----------------   ---------------------------    -------------  ----------------
INDEPENDENT TRUSTEES

Michael F. Holland              Trustee and    Term: Indefinite   Chairman, Holland & Company    14             Trustee, State
Holland & Company, LLC          Chairman of                       L.L.C. (investment advisor)                   Street
375 Park Avenue                 the Board      Elected: 7/99      (1995 - present).                             Institutional
New York, NY 10152                                                                                              Investment
                                                                                                                Trust;
DOB: July 7, 1944                                                                                               Director, the
                                                                                                                Holland Series
                                                                                                                Fund, Inc.;
                                                                                                                Director,
                                                                                                                Reaves Utility
                                                                                                                Income Fund and
                                                                                                                Director, The
                                                                                                                China Fund, Inc.

William L. Boyan                Trustee        Term: Indefinite   Trustee of Old Mutual South    14             Trustee, State
State Street Master Funds                                         Africa Master Trust                           Street
P.O. Box 5049                                  Elected: 7/99      (investments) (1995 -                         Institutional
Boston, MA 02206                                                  present); Chairman emeritus,                  Investment
                                                                  Children's Hospital (1984 -                   Trust; and
DOB: January 20, 1937                                             present); Director, Boston                    Trustee, Old
                                                                  Plan For Excellence                           Mutual South
                                                                  (non-profit), (1994 -                         Africa Master
                                                                  present); President and                       Trust
                                                                  Chief Operations Officer,
                                                                  John Hancock Mutual Life
                                                                  Insurance Company (1959 -
                                                                  1999). Mr. Boyan retired in
                                                                  1999.

Rina K. Spence                  Trustee        Term: Indefinite   President, SpenceCare          14             Trustee, State
7 Acacia Street                                                   International LLC (1998 -                     Street
Cambridge, MA 02138                            Elected: 7/99      present); Member of the                       Institutional
                                                                  Advisory Board, Ingenium                      Investment
DOB: October 24, 1948                                             Corp. (technology company)                    Trust; Director
                                                                  (2001 - present); Chief                       of Berkshire
                                                                  Executive Officer,                            Life Insurance
                                                                  IEmily.com (internet                          Company of
                                                                  company) (2000 - 2001);                       America; and
                                                                  Founder, President and Chief                  Director,
                                                                  Executive Officer of Spence                   IEmily.com
                                                                  Center for Women's Health
                                                                  (1994 - 1998); Chief
                                                                  Executive

                                                                                                 NUMBER OF
                                                                                                 FUNDS IN
                                POSITION(s)    TERM OF OFFICE                                    FUND COMPLEX   OTHER
NAME, ADDRESS, AND DATE OF      HELD WITH      AND LENGTH OF      PRINCIPAL OCCUPATION           OVERSEEN BY    DIRECTORSHIPS
BIRTH ("DOB")                   TRUST          TIME SERVED        DURING PAST FIVE YEARS         TRUSTEE        HELD BY TRUSTEE
--------------------------      -----------    ----------------   ---------------------------    -------------  ----------------
                                                                  Officer, Emerson Hospital
                                                                  (1984-1994); Trustee,
                                                                  Eastern Enterprise
                                                                  (utilities) (1988 - 2000).

Douglas T. Williams             Trustee        Term: Indefinite   Executive Vice President of    14             Trustee, State
State Street Master Funds                                         Chase Manhattan Bank (1987 -                  Street
P.O. Box 5049                                  Elected: 7/99      1999).  Mr. Williams retired                  Institutional
Boston, MA 02206                                                  in 1999.                                      Investment Trust

DOB: December 23, 1940

OFFICERS:

Donald A. Gignac                President      Term: Indefinite   Senior Vice President of       ------         ------
State Street Bank and Trust                                       State Street Bank and Trust
Company                                        Elected: 8/03      Company (2002 - present);
2 Avenue de Lafayette                                             Vice President of State
Boston, MA 02111                                                  Street Bank and Trust
                                                                  Company (1993 - 2002).
DOB: June 14, 1965

Karen Gillogly                  Treasurer      Term: Indefinite   Vice President of State        ------         ------
State Street Bank and Trust                                       Street Bank and Trust
Company                                        Elected: 9/03      Company (1999 - present);
One Federal Street                                                Audit Senior Manager, Ernst
Boston, MA 02110                                                  & Young LLP (1998 - 1999).

DOB: September 3, 1966

Julie A. Tedesco                Secretary      Term: Indefinite   Vice President and Counsel     ------         ------
State Street Bank and Trust                                       of State Street Bank and
Company                                        Elected: 5/00      Trust Company (2000 -
One Federal Street                                                present); Counsel of First
Boston, MA 02110                                                  Data Investor Services
                                                                  Group, Inc. (1994 - 2000).
DOB: September 30, 1957

Peter A. Ambrosini              Chief          Term: Indefinite   Senior Principal and Chief     ------         ------
SSgA Funds Management, Inc.     Compliance                        Compliance and Risk
State Street Financial Center   Officer        Elected: 5/04      Management Officer of SSgA
One Lincoln Street                                                Funds Management, Inc. and
Boston, MA 02110                                                  State Street Global Advisors
                                                                  (2001-present); and Managing
DOB: December 17, 1943                                            Director, Regulatory
                                                                  Compliance Consulting Group
                                                                  of PricewaterhouseCoopers
                                                                  LLP (1986-2001).

            The By-Laws of the Equity 500 Index Portfolio provide that it shall indemnify each person who is or was a Trustee of the Equity 500 Index Portfolio against all expenses, judgments, fines, settlements and other amounts actually and reasonable incurred in connection with any proceedings, if the person in good faith and reasonably believes that his or her conduct was in the Equity 500 Index Portfolio's best interest. The Equity 500 Index Portfolio, at its expense, provides liability insurance for the benefit of its Trustees and officers.

            Each Trustee receives for his or her services a $20,000 retainer in addition to $2,500 for each in-person meeting and $500 for each telephonic meeting. The following table sets forth the total remuneration of Trustees and officers of the Trust for the fiscal year ended December 31, 2004.

                                  Aggregate       Pension or Retirement     Estimated Annual     Total Compensation from
                                Compensation    Benefits Accrued as Part     Benefits Upon     Trust and Fund Complex Paid
Name/Position                    from Trust         of Trust Expenses          Retirement              to Trustees
-------------                   ------------    ------------------------    ----------------   ---------------------------
William L. Boyan, Trustee          $30,000                 $0                      $0                    $30,000
Michael F. Holland, Trustee        $30,000                 $0                      $0                    $30,000
Rina K. Spence, Trustee            $30,000                 $0                      $0                    $30,000
Douglas T. Williams, Trustee       $30,000                 $0                      $0                    $30,000

            The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee of the State Street Master Funds as of December 31, 2004.


                                                              Aggregate Dollar Range of Equity Securities
                                                                 in All Registered Investment Companies
                      Dollar Range of Equity Securities in    Overseen by Trustee in Family of Investment
Name of Trustee                     the Trust                                  Companies
---------------       ------------------------------------    -------------------------------------------
William L. Boyan                       None                                       None
Michael F. Holland                     None                                       None
Rina K. Spence                         None                                       None
Douglas T. Williams                    None                                       None

RENEWAL OF INVESTMENT ADVISORY AGREEMENT

            In determining to continue the Advisory Agreement for the Equity 500 Index Portfolio, the Board of Trustees of the State Street Master Funds considered all information reasonably necessary to evaluate the terms of the Advisory Agreement, including (i) the nature and quality of services rendered;
(ii) the reasonableness of overall compensation to be paid by the Equity 500 Index Portfolio to the SSgA; (iii) the requirements of the Equity 500 Index Portfolio for the services provided by the SSgA; (iv) the quality of the services expected to be provided; (v) the fees payable for the services; (vi) the total expenses of the Equity 500 Index Portfolio; (vii) the profitability of SSgA with respect to the management of the Equity 500 Index Portfolio; (viii) the capabilities and financial condition of SSgA; (ix) the historical relationship between the State Street Master Funds and SSgA; and the (x) the "fall-out" financial benefits that SSgA may receive in providing services to the State Street Master Funds.

            Furthermore, the Board of Trustees of the State Street Master Funds, after reviewing various materials and reports, and following extended discussions with independent counsel to the independent Trustees, concluded that
(i) SSgA and its personnel were sufficiently experienced and qualified to provide satisfactory investment advisory services for the Equity 500 Index Portfolio; (ii) the Equity 500 Index Portfolio's expense ratio and advisory fee appeared relatively low compared to other funds with similar investment objectives; (iii) the Equity 500 Index Portfolio's performance had been satisfactory when compared to its relevant benchmarks and other funds with similar investment objectives; and (iv) the profitability of SSgA for providing services to the Equity 500 Index Portfolio is fair and reasonable.

                                 CODE OF ETHICS

            The Manager, the Trust, SSgA, FAM and the sub-advisors have each adopted a Code of Ethics ("Code") under Rule 17j-1 of the 1940 Act. Each Code significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase or sale by any Fund. In addition, the Manager's and Trust's Codes require employees to report trades in shares of the Trusts. Each Code is on public file with, and may be obtained from, the SEC.

                              PROXY VOTING POLICIES

            From time to time, the Funds may own a security whose issuer solicits a proxy vote on certain matters. The Trusts have adopted a Proxy Voting Policy and Procedures (the "Policy") that sets forth guidelines and procedures designed to ensure that the Manager and sub-advisors vote such proxies in the best interests of Fund shareholders. The Policy includes procedures to address potential conflicts of interest between the Funds' shareholders and the Manager, the sub-advisors or their affiliates. Please see Appendix A for a copy of the Policy.

Each Fund's proxy voting record for the most recent year ended June 30 will be available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC's website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC's website.

            As noted in the Policy, proxy voting for the Funds that invest primarily in the securities of foreign issuers has been delegated to such Funds' sub-advisors. The International Equity and Emerging Markets Funds have each adopted the proxy voting policies and procedures of their respective sub-advisors for the portion of each Fund's assets under management by that sub-advisor. Each sub-advisor's proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B.

            The proxy voting policy for each Index Portfolio is included in Appendix C.

                       CONTROL PERSONS AND 5% SHAREHOLDERS

            The following entities or persons may be deemed to control certain Funds by virtue of their ownership of more than 25% of the outstanding shares of a Fund as of January 31, 2005. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over that Fund or large redemptions by a control person could cause a Fund's other shareholders to pay a higher pro rata portion of the Fund's expenses.

American Beacon Balanced Fund
Employee Benefit Plans of AMR Corporation and its subsidiary companies.......94%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American Beacon Emerging Markets Fund
Employee Benefit Plans of AMR Corporation and its subsidiary companies.......91%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American Beacon Enhanced Income Fund
ISTCO for Pritchard, Hubble & Herr, LLC*....................................100%
P.O. Box 523
Belleville, IL  62222-0523

American Beacon High Yield Bond Fund
ISTCO for Pritchard, Hubble & Herr, LLC*.....................................33%
P.O. Box 523
Belleville, IL  62222-0523

American Beacon Intermediate Bond Fund
Employee Benefit Plans of AMR Corporation and its subsidiary companies.......98%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American Beacon International Equity Fund
Employee Benefit Plans of AMR Corporation and its subsidiary companies.......27%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American Beacon International Equity Index Fund
Employee Benefit Plans of AMR Corporation and its subsidiary companies.......98%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American Beacon Large Cap Growth Fund
Employee Benefit Plans of AMR Corporation and its subsidiary companies......100%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American Beacon Large Cap Value Fund
Employee Benefit Plans of AMR Corporation and its subsidiary companies.......79%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American Beacon Mid-Cap Value Fund
Employee Benefit Plans of AMR Corporation and its subsidiary companies......100%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American Beacon Municipal Money Market Fund
National Investor Services Corp.............................................100%
55 Water Street, 32nd Floor
New York, NY  10041

American Beacon S&P 500 Index Fund
Employee Benefit Plans of AMR Corporation and its subsidiary companies.......73%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American Beacon Short-Term Bond Fund
Employee Benefit Plans of AMR Corporation and its subsidiary companies.......88%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American Beacon Small Cap Index Fund
Employee Benefit Plans of AMR Corporation and its subsidiary companies.......98%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American Beacon Treasury Inflation Protected Securities Fund
Employee Benefit Plans of AMR Corporation and its subsidiary companies......100%
4333 Amon Carter Boulevard
Fort Worth, TX  76155

American Beacon U.S. Government Money Market Fund
Transco & Company............................................................55%
105 N. Main Street
Wichita, KS  67202

*    Denotes record owner of Fund shares only

            As of January 31, 2005, the Employee Benefit Plans of AMR Corporation and its subsidiary companies owned 1) 100% of the shares of the AMR Class of the Balanced Fund, the Emerging Markets Fund, the Intermediate Bond Fund, the International Equity Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Short-Term Bond Fund, and the Small Cap Value Fund, 2) 98% of the shares of the Institutional Class of the International Equity Index Fund and the Small Cap Index Fund, 3) 100% of the shares of the Institutional Class of the Mid-Cap Value Fund and the Treasury Inflation Protected Securities Fund, 4) 88% of the shares of the Institutional Class of the S&P 500 Index Fund, and 5) 7% of the shares of the Institutional Class of the High Yield Bond Fund. ISTCO for Pritchard, Hubble & Herr, LLC owned of record 1) 100% of the shares of the PlanAhead Class of the Enhanced Income Fund and 2) 84% of the shares of the PlanAhead Class of the High Yield Bond Fund as of January 31, 2005. National Investor Services Corp. owned of record 100% of the shares of the PlanAhead Class of the Municipal Money Market Fund.

            As of the June 1, 2005 inception of the Service Class of the Balanced and Large Cap Value Funds, the Manager owned 100% of the shares of the Service Class of each Fund.

            All Trustees and officers as a group own less than 1% of the outstanding shares of any of the Funds. In addition, the following persons owned 5% or more of the outstanding shares of a Fund or Class as of January 31, 2005:

                                                                       Institutional     PlanAhead
Balanced Fund                                             Total Fund       Class           Class
------------------------------------------------------    ----------   -------------     ---------
C.R. Smith Museum                                                           51%
   P.O. Box 619617 MD 808
   DFW Airport, TX  75261-9617
Community Foundation of North Texas                                         14%
   306 W 7th St Ste 306
   Fort Worth, TX 76102
G&L Family Partners Ltd.                                                    10%
   4611 Meandering Way
    Colleyville, TX  76034
Charles Schwab & Co.*                                                                       24%*
   9601 E. Panorama Circle
   Englewood, CO  80112
Fidelity Investments Institutional Operations Co. Inc.*                                     17%*
   100 Magellan Way KW1C
   Covington, KY  41015
National Financial Services Corp.*                                                          9%*

   200 Liberty Street
   New York, NY 10281

*    Denotes record owner of Fund shares only

                                                         Institutional     PlanAhead
Emerging Markets Fund                       Total Fund       Class           Class
----------------------------------------    ----------   -------------     ---------
Richard & Jacqueline Hollander ttees                          31%
fbo Hollander Family Trust
   1381 Moraga Dr.
   Los Angeles, CA  90049
Akin, Gump, Strauss, Hauer & Feld                             26%
Co-Mingled Qualified Plan  Partnership
   1700 Pacific Ave. Ste. 4100
   Dallas, TX  75201
PGH Foundation - Combined Fund*                               17%*
   P.O. Box 94984
   Cleveland, OH 44101-4984
William F. and Doreen J. Quinn                                10%
   1108 Loch Lomond Ct.
   Arlington, TX  76012
Akin, Gump, Strauss, Hauer & Feld                              8%
Non-Qualified Plan Partnership
   1700 Pacific Ave. Ste. 4100
   Dallas, TX  75201
National Financial Services Corp.*                                           42%*
   200 Liberty Street
   New York, NY  10281
Robert F. Loughridge                                                          19%
   246 Spring Creek Place
   Albuquerque, NM 87122
Peter Dolara, IRA                                                             11%
   901 Ponce De Leon 8th Floor
   Coral Gables, FL 33134
Katherine A. Garrett, IRA                                                     7%
   57 Old County Road
   South Berwick, ME  03908
Cynthia A. Richards                                                           6%
   75 County House Road
   Millbrook, NY  12545

*    Denotes record owner of Fund shares only

                                                           Institutional      PlanAhead    Service
High Yield Bond Fund                        Total Fund         Class            Class       Class
-------------------------------------       ----------     -------------      ---------    -------
Charles Schwab & Co. Inc.*                     13%*             16%*            7%*
   101 Montgomery Street
   San Francisco, CA  94104
National Investor Services*                                     7%*
   55 Water Street, 32nd Floor
   New York, NY 10041
Sabre Legacy Plan*                                              7%*
   C/O Fidelity Management Trust Co.
   82 Devonshire St, #21M
   Boston, MA 02109
National Financial Services LLC*                                6%*
   200 Liberty St., 5th Floor
   New York, NY  10281
National Financial Services Corp*                                                               86%*
   200 Liberty Street
   New York, NY 10281
American Beacon Advisors, Inc.                                                                  14%
   P.O. Box 619003, MD 2450
   DFW Airport, TX  75261-9003

*    Denotes record owner of Fund shares only

                                                     Institutional     PlanAhead
Intermediate Bond Fund                  Total Fund       Class           Class
---------------------------------       ----------   -------------     ---------
Charles Schwab & Co. Inc.*                                52%*
   101 Montgomery Street
   San Francisco, CA  94104

                                                     Institutional     PlanAhead
Intermediate Bond Fund                  Total Fund       Class           Class
---------------------------------       ----------   -------------     ---------
William F. and Doreen J. Quinn                            24%
   1108 Loch Lomond Ct.
   Arlington, TX  76012
National Financial Services Corp.*                        13%*
   P.O. Box 3908
New York, NY  10163-3908
Pershing LLC*                                             9%*             8%*
   P.O. Box 2052
   Jersey City, NJ  07303-2052
Larry Rheuben Harmon, IRA                                                 34%
   12368 Reata Ct.
   San Diego, CA  92128
Elizabeth A. Loda                                                         7%
   322 Dulles Road
   Des Plaines, IL 60016
Leroy Leddon, IRA                                                         6%
   9251 Westwood Shores Ct.
   Fort Worth, TX  76179

*    Denotes record owner of Fund shares only


                                                                        Institutional     PlanAhead     Service
International Equity Fund                                 Total Fund        Class           Class        Class
-------------------------------------------------------   ----------    -------------     ---------     -------
Charles Schwab & Co. Inc.*                                   20%*            37%*
   101 Montgomery Street
   San Francisco, CA  94104
NABank & Co.*                                                                6%*
   P.O. Box 2180
   Tulsa, OK  74101-2180
National Financial Services Corp.*                           6%*                             30%*
   200 Liberty Street
   New York, NY  10281
Charles Schwab & Co.*                                        5%*                             28%*
   9601 E. Panorama Circle
   Englewood, CO  80112
Fidelity Investments Institutional Operations Co. Inc.*                                      17%*
   100 Magellan Way KW1C
   Covington, KY  41015
Saxon and Co*                                                                                               34%*
   P.O. Box 7780-1888
   Philadelphia, PA 19182
Wilmington Trust Company*                                                                                   33%*
   P.O. Box 8880
   Wilmington, DE 19899-8880
National Financial Services Corp.*                                                                          33%*
   P.O. Box 3908
   New York, NY 10163-3908

*    Denotes record owner of Fund shares only

                                                      Institutional     PlanAhead
Large Cap Growth Fund                  Total Fund         Class           Class
----------------------------------     ----------     -------------     ---------
American Beacon Advisors, Inc.                             92%
   P.O. Box 619003, MD 2450
   DFW Airport, TX  75261-9003

                                                     Institutional     PlanAhead
Large Cap Value Fund                    Total Fund       Class           Class
----------------------------------      ----------   -------------     ---------
NABank & Co.*                              8%*            44%*
   P.O. Box 2180
   Tulsa, OK  74101-2180
National Financial Services Corp.*         7%*            22%*
   P.O. Box 3908
   New York, NY  10163-3908
Charles Schwab & Co. Inc.*                                8%*
   101 Montgomery St
   San Francisco, CA 94104

                                                                         Institutional     PlanAhead
Large Cap Value Fund                                        Total Fund       Class           Class
-------------------------------------------------------     ----------   -------------     ---------
Sheldon and Co.*                                                              8%*
   P.O. Box 94984
   Cleveland, OH 44101-4984
National Financial Services Corp.*                                                            55%*
   200 Liberty Street
   New York, NY  10281
Charles Schwab & Co.*                                                                         14%*
   9601 E. Panorama Circle.
   Englewood, CO  80112
Fidelity Investments Institutional Operations Co. Inc.*                                       10%*
   100 Magellan Way KW1C
   Covington, KY  41015

*    Denotes record owner of Fund shares only

                                                           Institutional     PlanAhead
Money Market Fund                            Total Fund        Class           Class
---------------------------------------      ----------    -------------     ---------
NABank & Co.*                                                  22%*
   P.O. Box 2180
   Tulsa, OK  74101-2180
Transco & Company*                                             21%*
   P.O. Box 523
   Belleville, IL 62222-0523
Cos-Mar Company*                                               11%*
   P.O. Box 674411
   Houston, TX 77267-4411
Global Financial Services Inc.                                  7%
   5501 Independence Pkwy, Ste 314
   Plano, TX 75023
TR Co of America*                                               6%*
   P.O. Box 6503
   Englewood, CO 80155-6503
National Investor Services Corp.*               5%*                             71%*
   55 Water Street, 32nd Floor
   New York, NY  10041
ISTCO for Pritchard, Hubble & Herr, LLC*                                        21%*
   P.O. Box 523
   Belleville, IL  62222-0523

*    Denotes record owner of Fund shares only

                                                            Institutional     PlanAhead
S&P 500 Index Fund                             Total Fund       Class           Class
-----------------------------------------      ----------   -------------     ---------
Charles Schwab & Co.*                             8%*            9%*             5%*
   9601 E. Panorama Circle
   Englewood, CO 80112
National Financial Services Corp.*                13%*                           77%*
   200 Liberty Street
   New York, NY  10281

*    Denotes record owner of Fund shares only

                                                                       Institutional    PlanAhead
Short-Term Bond Fund                                      Total Fund       Class          Class
-------------------------------------------------------   ----------   -------------    ---------
C.R. Smith Museum                                                           51%
   P.O. Box 619617 MD 808
   DFW Airport, TX  75261-9617
National Investor Services*                                                20%*
   55 Water Street Fl 32
   New York, NY  100.41
William F. and Doreen J. Quinn                                              14%
   1108 Loch Lomond Ct.
   Arlington, TX  76012
National Financial Services Corp.*                                                         52%*
   200 Liberty Street
   New York, NY  10281
Charles Schwab & Co.*                                                                      14%*
   9601 E. Panorama Circle
   Englewood, CO  80112

Fidelity Investments Institutional Operations Co. Inc.*                                    11%*
   100 Magellan Way KW1C
   Covington, KY  41015

*    Denotes record owner of Fund shares only

                                                            Institutional     PlanAhead    Service
Small Cap Value Fund                           Total Fund       Class           Class       Class
-----------------------------------            ----------   -------------     ---------    -------
Charles Schwab & Co.*                             11%*           8%*            19%*
   101 Montgomery Street
   San Francisco, CA  94104
Saxon and Co.*                                                   8%*                            12%*
   P.O. Box 7780-1888
   Philadelphia, PA 19182-0001
LaCross and Company*                                             6%*
   P.O. Box 489
   La Crosse, WI 54602-0489
Fidelity Investments Institutional                16%*           6%*            32%*
Operations Co. Inc.*
   100 Magellan Way KW1C
   Covington, KY  41015
Mellon Bank as Trustee*                           11%*           6%*
   135 Santilli Hwy.
   Everett, MA  02149-1950
C/F J M Smith Corporation KW1C                                                                  9%*
   100 Magellan Way
   Covington, KY  41015
National Financial Services Corp.*                                              21%*            9%*
   P.O. Box 3908
   New York, NY 10163-3908
AIG Federal Savings Bank*                                                                       7%*
   2929 Allen Parkway L3-00
   Houston, TX 77019-7100
Wilmington Trust Company*                                                                       5%*
   P.O. Box 8880
   Wilmington, DE 19899-8880

*    Denotes record owner of Fund shares only

                                                             PlanAhead
U.S. Government Money Market Fund               Total Fund     Class
---------------------------------               ----------   ---------
Muir & Co.                                         21%             82%
   c/o Frost National Bank
   P.O. Box 2479
   San Antonio, TX  78298-2479
National Investor Services Corp.*                  23%*           17%*
   55 Water Street, 32nd Floor
   New York, NY  10041

*    Denotes record owner of Fund shares only

                         INVESTMENT ADVISORY AGREEMENTS

            The Funds' sub-advisors are listed below with information regarding their controlling persons or entities. According to the 1940 Act, a person or entity with control with respect to an investment advisor has "the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company." Persons and entities affiliated with each sub-advisor are considered affiliates for the portion of Fund assets managed by that sub-advisor.

                                                                                                             Nature of Controlling
Sub-Advisor                                         Controlling Person/Entity          Basis of Control    Person/Entity's Business
------------------------------------------   ---------------------------------------   ----------------    ------------------------
Barrow, Hanley, Mewhinney & Strauss, Inc.       Old Mutual Asset Managers (US) LLC        Parent Co.          Financial Services

Brandywine Asset Management, LLC                         Legg Mason, Inc.                 Parent Co.          Financial Services

Brown Brothers Harriman & Co.                                  None                           N/A                     N/A

Calamos Advisors LLC                                   Calamos Holdings, LLC              Parent Co.          Financial Services

Causeway Capital Management LLC               Sarah H. Ketterer and Harry W. Hartford    Officers and         Financial Services
                                                                                            Owners            Financial Services

Goldman Sachs Asset Management, L.P.                   Goldman, Sachs & Co.               Parent Co.          Financial Services

Hotchkis and Wiley Capital Management, LLC              HWCap Holdings, LLC             Majority Owner        Financial Services
                                                Stephens Group Inc. and affiliates      Minority Owner        Financial Services

J.P. Morgan Investment Management Inc.         J.P. Morgan Fleming Asset Management       Parent Co.          Financial Services

                                                                                                             Nature of Controlling
Sub-Advisor                                         Controlling Person/Entity          Basis of Control    Person/Entity's Business
------------------------------------------   ---------------------------------------   ----------------    ------------------------
                                                     Holdings Inc. ("JPMFAM")
                                                      J.P. Morgan Chase & Co.          Parent of JPMFAM       Financial Services

Lazard Asset Management LLC                           Lazard Freres & Co. LLC             Parent Co.          Financial Services

Metropolitan West Capital Management, LLC         Principals of Metropolitan West       Majority Owners       Financial Services
                                                      Capital Management, LLC

Morgan Stanley Investment Management Inc.                 Morgan Stanley                  Parent Co.          Financial Services

NISA Investment Advisors, LLC                               Jess Yawitz                 Minority Owner        Financial Services
                                                         William Marshall               Minority Owner        Financial Services

Opus Capital Management, Inc.                 Jakki L. Haussler, Len A. Haussler and     Officers and         Financial Services
                                                          Kevin P. Whelan                   Owners

Post Advisory Group, LLC                          Principal Global Investors, LLC       Majority Owner        Financial Services
                                                           Lawrence Post                Minority Owner        Financial Services
                                                          Carl Goldsmith                Minority Owner        Financial Services

Pzena Investment Management, LLC                           Richard Pzena                Minority Owner        Financial Services
                                                            John Goetz                  Minority Owner        Financial Services
                                                          William Lipsey                Minority Owner        Financial Services
                                                           Amelia Jones                 Minority Owner        Financial Services
                                                          A. Rama Krishna               Minority Owner        Financial Services

Templeton Investment Counsel, LLC                    Franklin Resources, Inc.             Parent Co.          Financial Services

The Boston Company Asset Management, LLC           Mellon Financial Corporation           Parent Co.          Financial Services

            Prior to March 1, 2002, the Balanced, Emerging Markets, Intermediate Bond, Large Cap Value, Short-Term Bond, and Small Cap Value Funds invested all of their investable assets in a corresponding Portfolio of the Master Trust. Accordingly, the sub-advisors to these Funds received a fee on behalf of the Portfolio, and not the corresponding Fund, prior to March 1, 2002. As sub-advisors to a Master-Feeder Fund, the sub-advisors to the International Equity Fund receive a fee on behalf of the Portfolio, and not the corresponding Fund. The following table reflects the fees paid to the sub-advisors from the Portfolios or Funds (as applicable) for the fiscal years ended October 31, 2002, 2003 and 2004:

                                                                          Investment          Investment
                                                 Investment Advisory       Advisory            Advisory
Sub-Advisor                                         Fees for 2002       Fees for 2003       Fees for 2004
---------------------------------------------    -------------------    -------------       -------------
Barrow, Hanley, Mewhinney & Strauss, Inc.(4)       $      940,459       $      891,679      $    1,684,493
Brandywine Asset Management, LLC                   $    1,491,479       $    1,375,801      $    2,477,672
Brown Brothers Harriman & Co.(5)                              N/A                  N/A      $        3,996
Calamos Asset Management, Inc.(3)                             N/A       $       44,916      $      151,260
Causeway Capital Management LLC                    $      709,845       $      698,897      $    1,001,618
Goldman Sachs Asset Management, L.P.               $       86,968       $      113,112      $      165,357
Hotchkis and Wiley Capital Management, LLC         $    1,227,280       $    1,159,269      $    1,578,434
Independence Investment LLC(1)                     $      265,450       $      248,657      $       14,965
J.P. Morgan Investment Management Inc.             $       65,606       $       79,731      $      118,032
Lazard Asset Management LLC                        $      903,224       $      873,118      $    1,307,901
Metropolitan West Capital Management, LLC          $      159,557       $      149,995      $      212,887
Morgan Stanley Investment Management Inc.          $      186,787       $      198,308      $      296,834
NISA Investment Advisors, LLC(5)                              N/A                  N/A      $        2,398
Opus Capital Management, Inc.(7)                              N/A                  N/A                 N/A
Post Advisory Group, LLC(2)                        $      458,642       $    1,066,049      $    1,537,710
Pzena Investment Management, LLC(5)                           N/A                  N/A      $       24,127
pTempleton Investment Counsel, LLC                  $    1,029,852       $      988,056      $    1,438,127
The Boston Company Asset Management, LLC(6)        $      127,034       $      151,462      $      395,840

(1) As of October 24, 2003, Independence Investment LLC ceased to serve as a sub-advisor to the International Equity Fund.

(2)  Prior to October 21, 2003, this firm was named MW Post Advisory Group, LLC.

(3) As of July 1, 2003, Calamos Asset Management, Inc. became a sub-advisor to the Enhanced Income Fund.

(4) Barrow, Hanley, Mewhinney & Strauss, Inc. became a sub-advisor to the Mid-Cap Value Fund on June 30, 2004 and to the Small Cap Value Fund on September 18, 2003.

(5) As of June 30, 2004, Pzena Investment Management, LLC became a sub-advisor to the Mid-Cap Value Fund, and Brown Brothers Harriman & Co. and NISA Investment Advisors, LLC became sub-advisors to the Treasury Inflation Protected Securities Fund.

(6) As of September 27, 2004, The Boston Company Asset Management, LLC became a sub-advisor to the International Equity and Small Cap Value Funds.

(7) Opus Capital Management, Inc. became a sub-advisor to the Small Cap Value Fund on January 31, 2005.

            Effective January 31, 2005, Opus Capital Management, Inc. was added as a sub-adviser to the Small Cap Value Fund. The Manager has agreed to pay an annualized advisory fee to Opus Capital Management, Inc. equal to 0.45% of the first $250 million in assets under management and 0.40% on assets under management over $250 million.

            Each Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund on no less than thirty (30) days' nor more than sixty (60) days' written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days' written notice to the Trust. The Investment Advisory Agreements will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

            Prior to March 1, 2005, SWS Financial Services, Inc., located at 1201 Elm Street, Dallas, Texas 75270, was the distributor and principal underwriter of the Funds' shares, and, as such, received an annual fee of $50,000 from the Manager for distributing shares of the Trust, the American Beacon Mileage Funds and the American Beacon Select Funds. As of March 1, 2005, Foreside Fund Services, LLC, located at Two Portland Square, 1st Floor, Portland, Maine 04101, is the distributor and principal underwriter of the Funds' shares, and, as such, receives a fee from the Manager for distributing the shares of the Trust, the American Beacon Mileage Funds and the American Beacon Select Funds.

              MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

THE MANAGER

         The Manager is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc., and is paid a management fee as compensation for paying investment advisory fees and for providing the Trust and the Master Trust with advisory and asset allocation services. Pursuant to management and administrative services agreements, the Manager provides the Trust and the Master Trust with office space, office equipment and personnel necessary to manage and administer the Trusts' operations. This includes:

          o    complying with reporting requirements;

          o    corresponding with shareholders;

          o maintaining internal bookkeeping, accounting and auditing services and records; and

          o supervising the provision of services to the Trusts by third parties.

            In addition to its oversight of the sub-advisors and the Index Portfolio advisors, the Manager invests the portion of all Fund assets that the sub-advisors determine to be allocated to high quality short-term debt obligations, except for the Emerging Markets Fund, the International Equity Fund, the High Yield Bond Fund, the Index Funds, and the Treasury Inflation Protected Securities Fund.

            The Funds are responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of each Fund's tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Funds' existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of non-interested Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding adherence by sub-advisors to the investment style of a Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisors; and any extraordinary expenses of a nonrecurring nature.

            The following amounts represent management fees paid to the Manager based on total Fund or Portfolio assets, including funds and classes of shares not included in this SAI, some of which are no longer operational. All of the Funds, except for the Index Funds and the Money Market Funds, have a fiscal year end of October 31st. Management fees for the Funds with fiscal years ended October 31 were approximately as follows: 2002, $10,895,000, of which approximately $7,590,000 was paid by the Manager to the other sub-advisors; 2003, $7,323,000, of which approximately $5,354,000 was paid by the Manager to the other sub-advisors; and 2004, $17,050,000, of which approximately $12,607,000 was paid by the Manager to the other sub-advisors. Management fees in the amount of approximately $32,000, $56,000 and $36,000 were waived/reimbursed by the Manager during the fiscal years ended October 31, 2002, 2003 and 2004.

            The following amounts represent management fees paid to the Manager based on total Portfolio assets, including funds and classes of shares not included in this SAI. The Money Market Funds have a fiscal year end of December 31st. Management fees for these Funds for the fiscal years ended December 31, 2002, 2003 and 2004 were approximately $9,652,000, $4,952,000 and $5,767,000.
Because these Funds are advised solely by the Manager, the Manager retained this entire amount. No management fees were waived or reimbursed by the Manager in relation to these Funds. The TIPS Fund has a fiscal year end of December 31st. Management fees for this Fund for the fiscal period ended December 31, 2004 were approximately $21,690, of which approximately

$13,014 was paid by the Manager to the other sub-advisors.

            Under the Management Agreement, the Manager presently monitors the services provided by FAM to the Index Trust Portfolios and by SSgA to the Equity 500 Index Portfolio. The Manager receives no fee for providing these monitoring services. In the event that the Board determines that it is in the best interests of the shareholders of any of the Index Funds to withdraw its investment from the corresponding Portfolio, the Manager would become responsible for directly managing the assets of that Index Fund. In such an event, the Index Fund would pay the Manager an annual fee of up to 0.10% of the Index Fund's average net assets, accrued daily and paid monthly.

            In addition to the management fee, the Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the Funds. Administrative services fees for the Funds with fiscal years ended October 31 were approximately as follows: 2002, $2,710,000; 2003, $2,834,000; and 2004, $5,078,000.
Administrative services fees for the Index Funds, TIPS Fund and the Money Market Funds for the fiscal years ended December 31, 2002, 2003 and 2004 were approximately $7,858,000, $1,569,000 and $1,020,000, respectively. The Manager reimbursed the TIPS Fund for administrative services fees and other expenses in the amount of $14,537 during the fiscal period ended December 31, 2004.

            The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, is paid up to 0.25% per annum of the average daily net assets of the Service Class of each Fund for distribution-related services, including expenses relating to selling efforts of various broker-dealers, transfer agency fees and the preparation and distribution of Service Class advertising material and sales literature. The Manager will receive these fees regardless of the amount of the Manager's actual expenses related to distribution efforts on behalf of the Service Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution-related expenditures for the Service Class. The Manager anticipates that the distribution plan will benefit shareholders by providing broader access to the Funds through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Funds. Distribution fees pursuant to Rule 12b-1 under the 1940 Act for the fiscal period from May 1, 2003 (the inception of the Service Class) through October 31, 2003 were not material to the Funds. Distribution fees pursuant to Rule 12b-1 under the 1940 Act for the fiscal year ended October 31, 2004 were approximately $7,000, all of which the Manager waived.

            The Manager receives compensation for administrative and oversight functions with respect to securities lending of all of the Funds, except for the Index Funds. Fees received by the Manager from securities lending for the fiscal years ended October 31 were approximately as follows: 2002, $258,780; 2003, $279,600; and 2004, $326,000. The Money Market Portfolios and the TIPS Fund do not engage in securities lending, so the Manager received no related compensation for the fiscal years ended December 31, 2002, 2003 and 2004.

            The PlanAhead and Service Classes have each adopted a Service Plan (collectively, the "Plans"). The Plans provide that each Fund's PlanAhead and Service Class will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the Board). The Manager or these approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of PlanAhead and Service Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of a Fund's "Other Expenses" in the Table of Fees and Expenses in the PlanAhead and Service Class Prospectuses, will be payable monthly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the entity for the services provided pursuant to the Plans. Thus, the Manager may realize a profit or a loss based upon its actual servicing-related expenditures for the Service Class. The primary expenses expected to be incurred under the Plans are transfer agency fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers. Service fees for the Funds with fiscal years ended October 31 were approximately as follows: 2002, $458,000; 2003, $795,000; and 2004, $1,755,000. Service fees for the S&P 500 Index Fund and the Money Market Funds for the fiscal years ended December 31, 2002, 2003 and 2004 were approximately $830,000, $683,000 and
$555,000, respectively.

            The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for certain Classes of the Funds in order to maintain competitive expense ratios for the Funds. In July of 2003, the Board and the Master Trust Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by a Fund for any contractual or voluntary fee waivers or expense reimbursements made on or after July 10, 2003 only if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Fund's Total Annual Fund Operating Expenses to exceed the previously agreed upon contractual expense limit.

FAM

         Under the terms of the Index Trust's investment advisory agreement with FAM, FAM provides the Index Trust with investment advisory and management services. Subject to the supervision of the Index Trust Board, FAM is responsible for the actual management of each Index Trust Portfolio and constantly reviews each Portfolio's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM.

         The investment advisory agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Index Trust connected with investment and economic research, trading and investment management of the Index Trust, as well as the fees of all Trustees who are affiliated persons of FAM or any of their affiliates. The Index Trust Portfolios and their corresponding Funds each bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Index Trust Portfolios or Trustees of the Trust who are not officers, directors or employees of FAM, the Manager or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs attributable to investor services, including telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Index Trust Portfolios or Trustees of the Trust, and any extraordinary expenses.

         For the years ended December 31, 2002, 2003 and 2004, FAM earned $19,219, $21,203 and $6,251 as compensation for investment advisory services provided to the International Index Series. For the years ended December 31, 2002, 2003 and 2004, FAM earned $19,128, $22,670 and $32,048 as compensation for investment advisory services provided to the Small Cap Index Series.

         Under the Index Trust's Management Agreement with FAM, the annual fee rate payable to FAM by the Small Cap Index Series is 0.08% of the average daily net assets of the Small Cap Index Series. However, FAM has entered into a contractual fee waiver with the Index Trust on behalf of the Small Cap Index Series and certain corresponding feeder funds. As a result of such fee waiver, the current annual fee payable to FAM is 0.01% of the average daily net assets of the Small Cap Index Series. The contractual fee waiver will remain in effect from year to year with respect to the Small Cap Index Series unless the parties thereto agree otherwise not less than 30 days prior to the end of the then current fiscal year.

         FAM provides administrative services to the Index Trust. The Investment Advisory Agreement obligates FAM to provide certain administrative services to the Index Trust and to pay all compensation of and furnish office space for officers and employees of the Index Trust as well as the fees of all Trustees who are affiliated persons of FAM or any of their affiliates. Each Index Trust Portfolio pays all other expenses incurred in its operation, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses and statements of additional information, charges of the custodian, any sub-custodian and transfer agent, expenses of portfolio transactions, expenses of redemption of shares, SEC fees, expenses of registering the shares under federal, state or foreign laws, fees and actual out-of-pocket expenses of unaffiliated Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Index Trust Portfolios. Princeton Funds Distributor will pay certain of the expenses of the Index Trust Portfolios incurred in connection with the offering of their shares.

         Pursuant to a Subadministration Agreement between FAM and the Manager, FAM provides certain other administrative services to the Manager. These services include the maintenance and provision of various records related to the Small Cap Index Series and the International Index Series. For these services, FAM receives an annualized fee of 0.08% of the average daily net assets of the Small Cap Index Fund and 0.12% of the average daily net assets of the International Equity Index Fund; however, the fee for each Fund will be reduced by the total expense ratio of its corresponding Index Portfolio, net of any fee waivers. For the years ended December 31, 2002, 2003 and 2004, FAM earned $1,860, $1,015 and $3,884 as compensation under the Subadministration Agreement.

SSgA AND STATE STREET

         Under the terms of the Equity 500 Index Portfolio's Investment Advisory Agreement with SSgA, SSgA manages the Equity 500 Index Portfolio subject to the supervision and direction of the Equity 500 Index Portfolio Board. Subject to such policies as the Equity 500 Index Portfolio Board may determine, SSgA furnishes a continuing investment program for the Equity 500 Index Portfolio and makes investment decisions on its behalf. SSgA places all orders for purchases and sales of the Equity 500 Index Portfolio's investments.

         SSgA bears all expenses in connection with the performance of services under the Agreement. The S&P 500 Index Fund and the Equity 500 Index Portfolio each bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Portfolio or Trustees of the Trust who are not officers, directors or employees of SSgA, the Manager or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs attributable to investor services, including telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Equity 500 Index Portfolio or Trustees of the Trust, and any extraordinary expenses.

         State Street provides administrative services to the Equity 500 Index Portfolio. Under the Administration Agreement between the Equity 500 Index Portfolio and State Street, State Street is obligated on a continuous basis to provide such administrative services as the Equity 500 Index Portfolio Board reasonably deems necessary for the proper administration of the Portfolio. State Street generally will assist in all aspects of the Portfolio's operations; supply and maintain office facilities (which may be in State Street's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to investors; prepare and file tax returns; supply financial information and supporting data for reports to and filing with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Equity 500 Index Portfolio Board; provide monitoring reports and assistance regarding compliance with its Declaration of Trust, By-Laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

         For the years ended December 31, 2002, 2003 and 2004, the Equity 500 Index Portfolio paid $1,003,000, $1,017,000 and $1,201,000, respectively, in total compensation to SSgA and State Street for investment advisory, administrative and other services. Shareholders of the S&P 500 Index Fund bear only their pro-rata portion of these fees.

                             OTHER SERVICE PROVIDERS

         State Street, located in Boston, Massachusetts, is the transfer agent for the Trust and provides transfer agency services to Fund shareholders through its affiliate Boston Financial Data Services, located in Kansas City, Missouri. State Street also serves as custodian for the Portfolios of the Master Trust and the Funds. In addition to its other duties as custodian, pursuant to instructions given by the Manager, State Street invests certain excess cash balances of certain funds in various futures contracts. State Street also serves as custodian and transfer agent for the assets of the Equity 500 Index Portfolio. The J.P. Morgan Chase Bank, New York, New York, serves as custodian for the assets of the International Index Series. Merrill Lynch Trust Company, Plainsboro, New Jersey, serves as the custodian for the assets of the Small Cap Index Series. Financial Data Services, Inc., Jacksonville, Florida, is the transfer agent for the Index Trust. The independent registered public accounting firm for the Funds, the Master Trust and the Equity 500 Index Portfolio is Ernst & Young LLP, Chicago, Illinois and Boston, Massachusetts. The independent registered public accounting firm for the Index Trust is Deloitte & Touche LLP, Princeton, New Jersey.

                               PORTFOLIO MANAGERS

         The portfolio managers to the non-Money Market Funds, the International Equity Portfolio of the Master Trust, and the Index Portfolios (the "Portfolio Managers") have responsibility for the day-to-day management of accounts other than the Funds and Portfolios. Information regarding these other accounts has been provided by each Portfolio Manager's firm and is set forth below. The number of accounts and assets is shown as of October 31, 2004, except for the Portfolio Managers at Brown Brothers Harriman & Co., Fund Asset Management, L.P., NISA Investment Advisors, LLC, and SSgA Funds Management, Inc., whose accounts and assets are shown as of December 31, 2004.

                                    NUMBER OF OTHER ACCOUNTS MANAGED              NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                       AND ASSETS BY ACCOUNT TYPE                    ADVISORY FEE IS PERFORMANCE-BASED
                            ------------------------------------------------- ------------------------------------------------
NAME OF                       REGISTERED      OTHER POOLED                      REGISTERED     OTHER POOLED
INVESTMENT ADVISOR AND        INVESTMENT       INVESTMENT     OTHER ACCOUNTS    INVESTMENT      INVESTMENT     OTHER ACCOUNTS
PORTFOLIO MANAGER             COMPANIES         VEHICLES                        COMPANIES        VEHICLES
--------------------------- --------------- ----------------- --------------- --------------- --------------- ----------------
American Beacon Advisors, Inc.
  Kirk L. Brown                  N/A              N/A          2 ($3.0 bil)        N/A             N/A              N/A
  Nancy A. Eckl              1 ($89 mil)          N/A         2 ($10.4 bil)        N/A             N/A              N/A
  Michael W. Fields          1 ($64 mil)          N/A         11 ($10.0 bil)       N/A             N/A              N/A
  Gyeong Kim                     N/A              N/A          1 ($26 mil)         N/A             N/A              N/A
  Jeremy W. Merchant             N/A              N/A          2 ($2.7 bil)        N/A             N/A              N/A
  Adriana R. Posada          1 ($89 mil)          N/A          2 ($5.6 bil)        N/A             N/A              N/A
  William F. Quinn           1 ($89 mil)          N/A         2 ($10.4 bil)        N/A             N/A              N/A
  Patrick A. Sporl               N/A              N/A          1 ($26 mil)         N/A             N/A              N/A
  Cynthia Thatcher               N/A              N/A          1 ($1.8 bil)        N/A             N/A              N/A

Barrow, Hanley, Mewhinney & Strauss, Inc.
James P. Barrow             5 ($20.4 bil)    1 ($61.5 mil)    24 ($1.9 bil)   3 ($20.3 bil)        N/A              N/A
Mark Giambrone               2 ($1.9 bil)    1 ($61.5 mil)    7 ($58.3 mil)    1 ($1.9 bil)        N/A              N/A
James S. McClure            3 ($175.7 mil)        N/A           14 ($474.0         N/A             N/A              N/A
                                                                   mil)
John P. Harloe              3 ($175.7 mil)        N/A          14 ($474.0)         N/A             N/A              N/A
                                                                   mil
John S. Williams            5 ($35.7 mil)     1 ($5.6 mil)    98 ($3.5 bil)        N/A             N/A              N/A
David R. Hardin             5 ($35.7 mil)     1 ($5.6 mil)    98 ($3.5 bil)        N/A             N/A              N/A
J. Scott McDonald           5 ($35.7 mil)     1 ($5.6 mil)    98 ($3.5 bil)        N/A             N/A              N/A
Mark C. Luchsinger          5 ($35.7 mil)     1 ($5.6 mil)    98 ($3.5 bil)        N/A             N/A              N/A
Deborah A. Petruzzelli      5 ($35.7 mil)     1 ($5.6 mil)    98 ($3.5 bil)        N/A             N/A              N/A

Brandywine Asset Management, LLC
Henry Otto                  2 ($429.0 mil)   2 ($546.0 mil)   25 ($2.6 bil)        N/A             N/A         3 ($39.2 mil)
Steve Tonkovich             2 ($429.0 mil)   2 ($546.0 mil)    25 ($2.6 bil        N/A             N/A         3 ($756 mil)
Paul Lesutis                2 ($100.0 mil)   1 ($32.0 mil)    37 ($2.1 bil)        N/A             N/A          2 ($93 mil)
Earl Gaskins                2 ($100.0 mil)   1 ($32.0 mil)    37 ($2.1 bil)        N/A             N/A          2 ($93 mil)
Steve Smith                 7 ($716.0 mil)   5 ($470.0 mil)    63 (4.4 bil)        N/A             N/A         5 ($436 mil))

Brown Brothers Harriman & Co.
James J. Evans               2 ($685 mil)         N/A         38 ($3.2 bill)       N/A             N/A         3 ($1.5 bil)

Calamos Advisors, LLC
John P. Calamos             12 ($27.3 bil)        N/A         869 ($9.8 bil)       N/A             N/A         1 ($8.9 mil)
Nick P. Calamos             12 ($27.3 bil)        N/A         869 ($9.8 bil)       N/A             N/A         1 ($8.9 mil)
John P. Calamos, Jr.        12 ($27.3 bil)        N/A         869 ($9.8 bil)       N/A             N/A         1 ($8.9 mil)

Causeway Capital Management LLC
Sarah Ketterer / Harry       2 ($2.4 bil)     6 ($1.5 bil)    48 ($4.7 bil)        N/A             N/A         2 ($0.5 bil)
Hartford

Fund Asset Management, L.P. (1)
Vincent J. Costa                  16         12 ($9.1 bil)    20 ($23.5 bil)    1* ($154.1     4 ($1.1 bil)    5 ($1.8 bil)
                                                                                   mil)
Jeffrey L. Russo                               ($7.1 bil)      ($23.6 bil)         N/A             N/A              N/A
Debra L. Jelilian                              ($7.1 bil)      ($23.6 bil)         N/A             N/A              N/A

* A portion of the assets in the master fund of a master-feeder structure are subject to a performance fee.

(1)  As of March 1, 2005, FAM had not finalized its disclosure regarding
     Portfolio Manager's management of other accounts. The Trust intends to supplement this SAI upon receipt of this disclosure from FAM.

Goldman Sachs Asset Management, L.P.
Melissa Brown               30 ($6.6 bil)     5 ($2.1 bil)    89 ($14.5 bil)       N/A        1 ($106.0 mil)   18 ($3.7 bil)
Gary Chropuvka              31 ($6.6 bil)     5 ($2.1 bil)      232 ($15.8         N/A        1 ($106.0 mil)   18 ($3.7 bil)
                                                                   bil)
Hotchkis and Wiley Capital Management, LLC
Patty McKenna               13 ($9.5 bil)    3 ($315.0 mil)   95 ($9.0 bil)    1 ($1.7 bil)        N/A         6 ($1.0 bil)
Sheldon Lieberman           13 ($9.5 bil)    3 ($315.0 mil)   95 ($9.0 bil)    1 ($1.7 bil)        N/A         6 ($1.0 bil)
Joe Huber                   13 ($9.5 bil)    3 ($315.0 mil)   95 ($9.0 bil)    1 ($1.7 bil)        N/A         6 ($1.0 bil)
George Davis                13 ($9.5 bil)    3 ($315.0 mil)   95 ($9.0 bil)    1 ($1.7 bil)        N/A         6 ($1.0 bil)
Stan Majcher                13 ($9.5 bil)    3 ($315.0 mil)   95 ($9.0 bil)    1 ($1.7 bil)        N/A         6 ($1.0 bil)

J.P. Morgan Investment Management Inc.
Raffaele Zingone                 N/A          2 ($1.8 bil)    20 ($8.9 bil)        N/A             N/A              N/A

Lazard Asset Management LLC
John Smith                   3 ($1.3 bil)         N/A         2 ($74.1 mil)        N/A             N/A         1 ($39.2 mil)

Metropolitan West Capital Management, LLC
Investment Team (Howard     1 ($58.0 mil)    3 ($275.4 mil)        N/A             N/A             N/A         1 ($38.7 mil)
Gleicher, Gary W.
Lisenbee, David M.
Graham, Jeffrey Peck)

                                    NUMBER OF OTHER ACCOUNTS MANAGED              NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                                       AND ASSETS BY ACCOUNT TYPE                    ADVISORY FEE IS PERFORMANCE-BASED
                            ------------------------------------------------- ------------------------------------------------
NAME OF                       REGISTERED      OTHER POOLED                      REGISTERED     OTHER POOLED
INVESTMENT ADVISOR AND        INVESTMENT       INVESTMENT     OTHER ACCOUNTS    INVESTMENT      INVESTMENT     OTHER ACCOUNTS
PORTFOLIO MANAGER             COMPANIES         VEHICLES                        COMPANIES        VEHICLES
--------------------------- --------------- ----------------- --------------- --------------- --------------- ----------------
Morgan Stanley Investment Management Inc.
Narayan Ramachandran        15 ($3.7 bil)     11 ($3.4 bil    12 ($3.4 bil)        N/A             N/A         5 ($1.4 mil)
Ruchir Sharma               15 ($3.7 bil)    11 ($3.4 bil)    12 ($3.4 bil)        N/A             N/A         5 ($1.4 mil)
Ashutosh Sinha              15 ($3.7 bil)    11 ($3.4 bil)    12 ($3.4 bil)        N/A             N/A         5 ($1.4 mil)
Paul Psaila                 15 ($3.7 bil)    11 ($3.4 bil)    12 ($3.4 bil)        N/A             N/A         5 ($1.4 mil)

NISA Investment Advisors, LLC
Jess Yawitz                      N/A              N/A         65 ($20.9 bil)       N/A             N/A         6 ($1.4 bil)
William Marshall                 N/A              N/A         65 ($20.9 bil)       N/A             N/A         6 ($1.4 bil)
Ken Lester                       N/A              N/A         41 ($13.9 bil)       N/A             N/A         5 ($1.2 bil)
Mohan Balachandran               N/A              N/A         41 ($13.9 bil)       N/A             N/A         5 ($1.2 bil)
Anthony Pope                     N/A              N/A         41 ($13.9 bil)       N/A             N/A         5 ($1.2 bil)

Note:  The number of accounts reflects the number of clients; NISA manages multiple portfolios for several clients.

Post Advisory Group, LLC
Larry Post                       N/A         4 ($599.0 mil)   43 ($4.0 bil)        N/A        3 ($453.7 mil)   1 ($55.8 mil)
Allan Schweitzer                 N/A         4 ($599.0 mil)   43 ($4.0 bil)        N/A        3 ($453.7 mil)   1 ($55.8 mil)
(co-manager)

Pzena Investment Management, LLC
Richard S. Pzena (1)         4 ($1.8 bil)    65 ($1.0 bil)    281 ($5.9 bil)       N/A             N/A         4 ($1.3 bil))
John Goetz (1)               4 ($1.8 bil)    65 ($1.0 bil)    281 ($5.9 bil)       N/A             N/A         4 ($1.3 bil)
Michael Peterson (1)        1 ($20.9 mil)    5 ($20.8 mil)      27 ($692.5         N/A             N/A              N/A
                                                                   mil)
Lawrence Kohn (1)(2)             N/A        45 ($844.5 mil)   215 ($5.1 bil)       N/A             N/A        3 ($922.3 mil)

(1) As of October 31, 2004, the team responsible for the Mid-Cap Value Fund consisted of Richard S. Pzena, John P. Goetz and Michael Peterson. As of January 1, 2005, Mr. Peterson became the firm's Director of Research and began transitioning his mid cap portfolio management responsibilities to Mr. Kohn. As a result, the Mid-Cap Value Fund team consists of Richard S. Pzena, John P. Goetz and Lawrence Kohn as of that date.

(2)      Information for Mr. Kohn only is reported as of January 31, 2005.
         Increases in the firm's accounts and assets between October 31, 2005 and January 31, 2005 are not reflected in the other managers' information.

SSgA Funds Management, Inc. (1)

(1)      As of March 1, 2005, SSgA had not finalized its disclosure regarding
         Portfolio Manager's management of other accounts. The Trust intends to supplement this SAI upon receipt of this disclosure from SSgA.

Templeton Investment Counsel, LLC
Gary Motyl                   4 ($6.5 bil)         N/A         14 ($5.9 bil)        N/A             N/A              N/A

The Boston Company Asset Management, LLC
D. Kirk Henry               16 ($6.1 bil)     7 ($6.6 bil)    72 ($13.4 bil)       N/A             N/A              N/A
Clifford A. Smith           16 ($6.1 bil)     7 ($6.6 bil)    72 ($13.4 bil)       N/A             N/A              N/A
Carolyn M. Kedersha         16 ($6.1 bil)     7 ($6.6 bil)    72 ($13.4 bil)       N/A             N/A              N/A
Joseph M. Corrado            1($74.7 mil)         N/A          1 ($3.5 mil)        N/A             N/A              N/A
Stephanie K. Brandaleone     1($74.7 mil)         N/A          1 ($3.5 mil)        N/A             N/A              N/A
Edward R. Walter             1($74.7 mil)         N/A          1 ($3.5 mil)        N/A             N/A              N/A

CONFLICTS OF INTEREST

         As noted in the table above, the Portfolio Managers manage accounts other than the Funds and Portfolios. This side-by-side management may present potential conflicts between a Portfolio Manager's management of a Fund's investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Manager, each sub-advisor and investment advisor to the Index Portfolios of any foreseeable material conflicts of interest that may arise from the concurrent management of Funds and other accounts. The information regarding potential conflicts of interest of the sub-advisors was provided by each firm.

         The Manager The Manager's Portfolio Managers are responsible for managing one or more of the Funds and other accounts, including separate accounts and unregistered funds. The Manager typically assigns Funds and accounts with similar investment strategies to the same Portfolio Manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Manager or one of its affiliates in an account and certain trading practices used by the Portfolio Managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). The Manager has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Manager has adopted policies limiting the ability of Portfolio Managers to cross securities between a Fund and a separate account and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

         Portfolio Managers of the Manager with responsibility for the non-Money Market Funds are also responsible for managing, among other accounts, the pension assets for AMR Corporation and its subsidiaries ("AMR Pension Accounts"). These Portfolio Managers oversee fixed income assets managed internally by the Manager as well as equity and fixed income assets managed externally by sub-advisors who invest the assets of the Funds and AMR Pension Accounts. The same investment process and overall investment strategies are used for both the Funds and the AMR Pension Accounts. Potential conflicts of interest may occur when the Manager's Portfolio Managers allocate Fund assets to internal fixed income Portfolio Managers rather than external Portfolio Managers, since the Manager has the potential to earn more fees under this scenario. This potential conflict of interest is disclosed to the Board in connection with the process of approving the Manager as an investment advisor to the Funds.

         Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow") Barrow does not foresee any potentially material conflicts of interest as a result of concurrent management of the Balanced, Intermediate Bond, Large Cap Value, Mid-Cap Value, and Small Cap Value Funds in addition to other accounts. All of Barrow's clients are managed identically whether the management fee is based on assets, performance or a combination of both. Barrow treats all client accounts equally as all purchase and sale orders are aggregated.

         Brandywine Asset Management, LLC ("Brandywine") Brandywine does not foresee any potentially material conflicts of interest as a result of concurrent management of the Balanced, Large Cap Value and Small Cap Value Funds and other accounts. Brandywine follows the same buy and sell discipline for all stocks across all portfolios, subject to client specific restrictions. All portfolios are managed in the same manner by the investment team. Portfolios may differ slightly due to differences in available cash, contributions and withdrawals.

         Brown Brothers Harriman & Co. ("BBH") BBH does not foresee any potentially material conflicts of interest as a result of concurrent management of the Treasury Inflation Protected Securities Fund ("TIPS Fund") and other accounts.

         Calamos Advisors, LLC ("Calamos") Because, like most other investment advisors, Calamos manages a large number of accounts for mutual funds as well as individual investors, the potential for conflicts of interest is present. Any potential conflicts are not specific to the Enhanced Income Fund, but are inherent to the investment advisory business.

         Potential conflicts that could arise include the allocation of investment opportunities and securities purchased among these multiple accounts. The use of soft dollars for research for accounts other than the Enhanced Income Fund, even though within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended, may be viewed by some as a potential conflict of interest. Similarly, trading in securities by Calamos personnel for their own accounts potentially could conflict with the interest of clients. Calamos does not believe that any of these potential conflicts of interest are material, and Calamos has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as an investment advisor.

         Causeway Capital Management LLC ("Causeway") The Portfolio Managers at Causeway who manage the International Equity Fund also provide investment management services to other accounts, including corporate, pension, public, Taft-Hartley, endowment and foundation, mutual fund, charitable, private trust and other institutional clients. In managing these accounts, the Portfolio Managers employ an investment strategy similar to that used in managing the International Equity Fund, subject to certain variations in investment restrictions. The Portfolio Managers purchase and sell securities for the International Equity Fund that they also recommend to other accounts. These other accounts generally pay higher management fee rates than the International Equity Fund and certain of these accounts pay performance-based fees to Causeway. The Portfolio Managers have significant personal investments in Causeway International Value Fund, a mutual fund managed by Causeway, and one Portfolio Manager has a personal investment in a private investment company or "hedge fund" managed by Causeway (although neither Portfolio Manager is a portfolio manager of the hedge fund). Each of the Portfolio Managers owns a significant portion of Causeway's equity. Causeway has written compliance policies and procedures, including policies and procedures to seek to ensure fair and equitable allocation of investment opportunities and trade allocations among all client accounts, and a Code of Ethics which are designed to address conflicts of interest in connection with the management of client accounts.

         FAM Real, potential or apparent conflicts of interest may arise when a Portfolio Manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Index Trust Portfolios and also for other clients advised by FAM and its affiliates, including other client accounts managed by an Index Trust Portfolio's portfolio management team. Investment decisions for an Index Trust Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of FAM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for an Index Trust Portfolio may differ from the results achieved by other clients of FAM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by FAM to be equitable to each. FAM will not determine allocations based on whether it receives a performance-based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by an Index Trust Portfolio. Purchase and sale orders for an Index Trust Portfolio may be combined with those of other clients of FAM and its affiliates in the interest of achieving the most favorable net results to the Index Trust Portfolio.

         To the extent that each Index Trust Portfolio's portfolio management team has responsibilities for managing accounts in addition to the Index Trust Portfolios, a Portfolio Manager will need to divide his time and attention among relevant accounts.

         In some cases, a real, potential or apparent conflict may also arise where (i) FAM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of an Index Trust Portfolio's portfolio management team owns an interest in one fund or account he or she manages and not another.

         Goldman Sachs Asset Management, L.P. ("GSAM") GSAM's Portfolio Managers are responsible for managing the Fund as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A Portfolio Manager may manage a separate account or other pooled investment vehicle that may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

         GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

         Hotchkis and Wiley Capital Management, LLC ("Hotchkis") The Balanced, Large Cap Value and Small Cap Value Funds are managed by Hotchkis' investment team ("Investment Team"). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis may be restricted from purchasing more than a limited percentage of the outstanding shares of a company. If a company is a viable investment for more than one investment strategy, Hotchkis has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

         Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis to favor such accounts in making investment decisions and allocations, Hotchkis has adopted polices and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

         Since all accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

         J.P. Morgan Investment Management Inc. ("J.P. Morgan") The potential material conflicts of interest that may arise in connection with the Portfolio Managers' management of the Large Cap Growth Fund and the management of their other accounts include:

         1. A conflict between investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager.

         2. A conflict in allocation of investment opportunities between the Fund and the other accounts managed by the portfolio manager. However, J.P. Morgan's allocation practices are designed to achieve fair and equitable allocation of investment opportunities among its clients over time. Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with J.P. Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. For equity securities, partially completed orders generally will be allocated among accounts with similar investment objectives and strategies on a pro-rata average price basis, subject to certain limited exceptions. One such exception provides that if an allocation results in a de minimis allocation relative to the size of the account or its investment strategy, the allocation may be reallocated to other accounts. While aggregation of the Fund's order for a security with orders for J.P. Morgan's other clients seeks to achieve an equitable allocation of the order between the Fund and J.P. Morgan's other clients, it may adversely affect the size of the position the Fund may obtain or the price paid or received by the Fund.

         3. The Fund is subject to different regulation than the other pooled investment vehicles and other accounts managed by the Portfolio Manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same the extent as the other accounts managed by the Portfolio Manager.

         Lazard Asset Management LLC ("Lazard") Lazard's Portfolio Managers manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

         Although the potential for conflicts of interest exist because Lazard and the Portfolio Managers manage other accounts with similar investment objectives and strategies as the International Equity Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

         Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, Portfolio Managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual Portfolio Manager's time dedicated to each account, Lazard periodically reviews each Portfolio Manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or its Portfolio Managers have a materially larger investment in a Similar Account than their investment in the Fund.

         A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

         Metropolitan West Capital Management, LLC ("MetWest Capital") MetWest Capital does not foresee any potentially material conflicts of interest in connection with the firm's concurrent management of the Large Cap Value Fund and other accounts.

         Morgan Stanley Investment Management Inc. ("MSIM Inc.") Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, MSIM Inc. may receive fees from certain accounts that are higher than the fee it receives from the Emerging Markets Fund, or it may receive a performance-based fee on certain accounts. In those instances, the Portfolio Managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. MSIM Inc. has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

         NISA Investment Advisors, LLC ("NISA") NISA provides similar services to accounts other than the TIPS Fund. The advice given and timing of services to the TIPS Fund may not necessarily relate to, and may differ from, the advice given and/or timing of NISA's services to other accounts. Securities purchased for the TIPS Fund are generally limited to inflation-indexed securities issued by the U.S. Treasury or other U.S. Government Agency. NISA believes that the market for such securities, particularly those held in the TIPS Fund, is sufficiently liquid to accommodate transactions for the Fund and other accounts managed by NISA with little market impact.

         Opus Capital Management, Inc. ("Opus") Opus does not foresee any potentially material conflicts of interest as a result of concurrent management of the Small Cap Value Fund and other accounts.

         Post Advisory Group, LLC ("Post") Post and its respective affiliates expect to advise other clients and funds, whose accounts may purchase or sell the same securities as the High Yield Bond Fund. In addition, Post or its affiliates may organize other domestic or offshore funds, which may be managed by Post or such affiliates and which may have investment objectives substantially similar to those of the High Yield Bond Fund. Post or its affiliates may also manage other funds and accounts that may purchase or sell the same securities as the High Yield Bond Fund and may seek investment opportunities that may be of interest to the High Yield Bond Fund. In managing such funds and accounts, conflicts of interest may arise. Post's investment allocations are designed to provide a fair allocation of purchases and sales of securities among the various accounts managed by Post, while preserving incentives for the key principals to find new investment opportunities, and to ensure compliance with appropriate regulatory requirements.

         Potential conflicts of interest may exist in instances in which Post or its affiliates determine that a specific transaction in a security is appropriate for a specific account based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts managed by Post or its affiliates may hold or take the opposite position in the security in accordance with those accounts' investment objectives, strategies and restrictions.

         To the extent permitted by applicable law, Post may aggregate the trade orders of the High Yield Bond Fund with the trade orders of Post for other accounts managed by Post or its affiliates.

         Post's policies and procedures are intended to produce fairness over time, but may not produce mathematical precision in the allocation of individual purchases and sales of securities because of, among other things, the nature of the fixed income market and the transaction costs that may be incurred in doing so. Post's policies and procedures are also intended to be consistent with its duty to seek best execution and best price obtainable under the circumstances for all accounts under their management.

         Post's key principals may face demands on their time other than the demands of the High Yield Bond Fund. Such key principals will devote the amount of time that each of them deems to be necessary to carry out the investment activities of the High Yield Bond Fund. While serving as key principals, such key principals will engage in the same or similar trading strategies for the accounts managed by Post and its affiliates or others as those of the High Yield Bond Fund. Such key principals receive salaries and other compensation from their employment with Post, and Post may receive fees and other compensation for the services it provides and other transactions into which it enters.

         Employees of Post may engage in personal investment activities that could involve a conflict of interest with the investment activities of the High Yield Bond Fund. Post's Code of Ethics involves procedures and policies intended to minimize any such conflicts of interest.

         Pzena Investment Management, LLC ("Pzena") In Pzena's view, conflicts of interest may arise in managing the Mid-Cap Value Fund's portfolio investment, on the one hand, and the portfolios of Pzena's other clients and/or accounts (together "Accounts"), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena's policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

         The management of multiple Accounts inherently means there may be competing interests for the portfolio management team's time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product specific basis. Thus, all mid cap value Accounts, whether they be Fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

         If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts that are designed to ensure each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, Pzena may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations, each Account generally receives pro rata allocations of any hot issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or hot issue investment include the account having National Association of Securities Dealers restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.

         With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, non-simultaneous, transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

         Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders' interests) or its current investment strategy.

         Pzena manages some Accounts under performance based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above.

Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

         SSgA When a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. SSgA has adopted policies and procedures designed to address these potential material conflicts. For instance, Portfolio Managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

         Templeton Investment Counsel, LLC ("Templeton") Templeton does not foresee any potentially material conflicts of interest as a result of concurrent management of the International Equity Fund and other accounts.

         The Boston Company Asset Management, LLC ("TBCAM") TBCAM does not foresee any potential material conflicts of interest that may arise as a result of concurrent management of the Emerging Markets, International Equity and Small Cap Value Funds and other accounts.

COMPENSATION

         The Portfolio Managers are compensated in various forms by their respective investment advisor. Following is a description provided by each investment advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager.

         The Manager Compensation of the Manager's Portfolio Managers is comprised of base salary, annual cash bonus, and in some cases, stock appreciation rights awards. Each Portfolio Manager's base annual salary is fixed. The Manager determines base salary based upon comparison to industry salary data. In addition, all Portfolio Managers participate in the Manager's annual cash bonus plan. The amount of the total bonus pool is based upon several factors including (i) profitability of the Manager, (ii) return on equity of the Manager, and (iii) the relative investment performance of separate account assets managed for affiliates of the Manager. Each Portfolio Manager has a target bonus award expressed as a percentage of base salary, which is determined by the Portfolio Manager's level of responsibility. Portfolio Managers are encouraged to pursue a low-volatility management approach that will provide above average returns with below average volatility. Bonus awards reflect their success in achieving this goal and other individual performance goals. Additionally, the following Portfolio Managers participate in the Manager's stock appreciation rights plan: Kirk L. Brown, Nancy A. Eckl, Michael W. Fields, Adriana R. Posada, William F. Quinn, and Patrick A. Sporl. Participation in this plan is offered to senior-level personnel of the Manager, including non-Portfolio Managers. As of the end of the Funds' fiscal year, the valuation of stock appreciation rights was based upon the growth in the Manager's estimated stockholder's equity.

         Barrow In addition to base salary, all Portfolio Managers and analysts share in a bonus pool that is distributed semi-annually. The amount of bonus compensation is based on qualitative factors. Analysts and Portfolio Managers are rated on their value added to the team-oriented investment process. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

         In addition, many of Barrow's employees, including all Portfolio Managers and analysts, have equity ownership in the firm through "phantom stock" in Barrow, as well as participation in a long-term incentive plan with Old Mutual Asset Management (US). Also, all partners of the firm receive, on a quarterly basis, a share of the firm's profits, which are, to a great extent, related to the performance of the entire investment team.

         Brandywine All Portfolio Managers, analysts and traders receive a competitive base salary. In addition, from Brandywine's profits, an initial bonus is paid quarterly and based on the performance of their investment strategies relative to the relevant Frank Russell peer-group universe over one-quarter, one-, three- and five-year time periods. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: seventy percent is distributed and/or retained within the group and 30% is allocated to a pool shared by all groups equally. More subjective measurements of an individual's contributions to the success of their product group, to client service and retention, and to the overall success of Brandywine are considered as part of the individual allocation decision. Finally, all investment professionals are eligible for options on stock of Brandywine's parent company, Legg Mason, awarded annually and vested over a five-year period. Brandywine believes this system achieves its goals of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering superior performance, growth and teamwork.

         BBH The Portfolio Manager is compensated in the form of salary plus discretionary bonus. The discretionary bonus is based on the profitability of BBH, the profitability of BBH's Investment Management Division, the investment performance of portfolios managed by the Portfolio Manager, and the Portfolio Manager's overall contribution to the firm and the division. As it relates to investment performance, there is no formulaic approach to compensation. In no case is the Portfolio Manager's compensation tied directly to the performance of a specific account or accounts. Performance is viewed over a full market cycle and is not tied to specific time horizons. Consideration is given to: 1) performance relative to a wide range of market indices used for individual client portfolios; 2) consistency of performance across portfolios; 3) performance relative to industry/product peer groups; and 4) market environment.

         Calamos The Portfolio Managers receive all of their compensation from Calamos' predecessor and its predecessor's parent company. John P. Calamos, Nick
P. Calamos and John P. Calamos, Jr. each receive compensation in the form of salary, bonus and distributions due to their unique ownership positions with Calamos, its parent company and their predecessor companies. Compensation for each Portfolio Manager is benchmarked against industry compensation standards for Portfolio Managers in comparable executive positions, with advisors managing comparably sized portfolios. Further, bonus and distributions are benchmarked against industry compensation standards, but are also determined by income growth, revenue growth and growth of assets under management.

         Causeway Sarah H. Ketterer and Harry W. Hartford are the CEO and President of Causeway, respectively. They receive annual salaries and are entitled, as controlling owners of Causeway, to certain distributions of the firm's net profits based on their ownership interests. They do not receive incentive compensation.

         FAM The elements of total compensation for FAM's Portfolio Managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. FAM has balanced these components of pay to provide Portfolio Managers with a powerful incentive to achieve consistently superior investment performance. By design, Portfolio Manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

         Base Salary - Under the FAM approach, base salaries represent a relatively small portion of a Portfolio Manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

         Performance-Based Compensation - FAM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, FAM Portfolio Manager incentive compensation is derived based on performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, a Portfolio Manager's compensation can be based on FAM's investment performance, financial results of FAM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. FAM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by FAM management.

         Cash Bonus - Performance-based compensation is distributed to Portfolio Managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for Portfolio Managers.

         Stock Bonus - A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a Portfolio Manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Merrill Lynch stock price performance. As such, the stock bonus aligns each Portfolio Manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

GSAM GSAM and the GSAM Quantitative Equity Team's (the "QE Team") compensation packages for its Portfolio Managers are comprised of a base salary and performance bonus. The performance bonus is a function of each Portfolio Manager's individual performance; his or her contribution to the overall performance of QE strategies and annual revenues in the investment strategy that in part is derived from advisory fees and for certain accounts, performance based fees.

         The performance bonus for Portfolio Managers is significantly influenced by the following criteria: (1) whether the teams' pre-tax performance exceeded performance benchmarks over a one, three and five year period (2) whether the Portfolio Manager managed portfolios within a defined range around a targeted tracking error and risk budget; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process. In addition the other factors that are also considered when the amount of performance bonus is determined: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team achieved top tier rankings and ratings; and (3) whether the team managed all similarly mandated accounts in a consistent manner. Benchmarks for measuring performance can either be broad based or narrow based indices which will vary based on client expectations. The benchmark for this Fund is the Russell 1000 Growth Index.

         GSAM and the QE Team's decision may also be influenced by the following: the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms.

         In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all Portfolio Managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan;
(ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

         Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.


         Hotchkis Hotchkis Portfolio Managers are compensated with a base salary and are eligible for an annual bonus. Some Portfolio Managers also are involved in client servicing, marketing and in the general management of Hotchkis and are evaluated and compensated based on these functions as well as their investment management activities.

         Hotchkis believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns. It is the quality of the investment professional's execution of this process rather than the performance of particular securities that is evaluated in determining compensation. Compensation likewise is not tied to performance of the Funds or separate accounts, of specific industries within the Funds or separate accounts or to any type of asset or revenue related objective, other than to the extent that the overall revenues of Hotchkis attributable to such factors may affect the size of the Hotchkis' overall bonus pool.

         Bonuses and salaries for investment professionals are determined by the Chief Executive Officer of Hotchkis using annual evaluations, compensation surveys, feedback from other employees and advice from members of Hotchkis' Executive Committee and Hotchkis' Compensation Committee. The amount of the bonus usually is shaped by the total amount of Hotchkis' bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income.

         J.P. Morgan The Portfolio Manager participates in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable bonus consisting of cash incentives, stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of J.P. Morgan's business as a whole.

         The Portfolio Manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios he manages. Individual contribution relative to client goals carries the highest impact. Portfolio Manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. The Portfolio Manager's performance with respect to the Fund is evaluated relative to the appropriate market peer group and to the Fund's benchmark index listed in the Fund's prospectus over one, five and ten year periods (or such shorter time as the Portfolio Manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

         Stock awards are granted as part of an employee's annual performance bonus and could comprise up to 35% of the Portfolio Manager's total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. The Portfolio Manager may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

         Lazard Lazard compensates the Portfolio Managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio Managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a Portfolio Manager's compensation. All of the portfolios managed by a Portfolio Manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

         Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

         Variable bonus is based on the Portfolio Manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the Portfolio Manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

         Portfolio Managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard. The plan offers permanent equity in Lazard to a significant number of its professionals, including Portfolio Managers, as determined by the Board of Directors of Lazard, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

         MetWest Capital The compensation structure for Portfolio Managers includes a base salary and bonus. Bonuses are based on overall firm performance and the individual's value added. As a partner of MetWest Capital, Mr. Gleicher shares in the profits of the firm based on his percentage of ownership.

         MSIM Inc. Portfolio Managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine Portfolio Manager compensation is applied across all accounts managed by the Portfolio Manager.

         Generally, Portfolio Managers receive base salary compensation based on the level of their position with MSIM Inc. In addition to base compensation, Portfolio Managers may receive discretionary compensation. Discretionary compensation can include:

         o        Cash Bonus;

         o Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

         o Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by MSIM Inc. or its affiliates. The award is subject to vesting and other conditions. Portfolio Managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Emerging Markets Fund;

         o Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by MSIM Inc. or its affiliates; and

         o Voluntary Equity Incentive Compensation Program (VEICP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

         Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

         o Investment performance. A Portfolio Manager's compensation is linked to the pre-tax investment performance of the accounts managed by the Portfolio Manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

         o Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the Portfolio Manager.

         o        Contribution to the business objectives of MSIM Inc.

         o        The dollar amount of assets managed by the Portfolio Manager.

         o Market compensation survey research by independent third parties.

         o Other qualitative factors, such as contributions to client objectives.

         o Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

         Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

         NISA The salary and bonus for the Portfolio Managers is determined based on individual job performance, as well as the overall financial success of NISA. Similar compensation arrangements also apply to other senior professionals in other product and business areas of NISA. Many senior personnel, including the Portfolio Managers, have deferred compensation arrangements through a "Phantom Stock Ownership Plan." Phantom Stock awards are granted periodically at the discretion of the Chairman and the President of NISA.

         Opus Opus compensates the Portfolio Managers with a combination of salary and annual bonus. Salaries are based on merit and market rates/conditions, and annual bonuses are based on merit and Opus's overall profitability. Ownership of Opus is available to all employees based on their contribution to the firm. The Portfolio Managers either have or are in the process of obtaining ownership stakes in Opus.

         Post Compensation for the Portfolio Managers is comprised of base salary and bonus. Bonuses are paid out of a pool determined pursuant to a formula based on the overall profitability of the firm. The percentage of the bonus pool payable to each Portfolio Manager is determined by contract and a subjective determination of such individual's contribution to the success of Post.

         Pzena Portfolio Managers and other investment professionals at Pzena are compensated through a combination of base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm's value investment philosophy. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. Shares may be in the form of capital interests or profits only interests. All shares are voting shares (i.e., not phantom stock). The equity ownership in Pzena as of October 31, 2004 of each Portfolio Manager to the Mid-Cap Value Fund was as follows:

Richard S. Pzena           Greater than 25% but less than 50%
John P. Goetz              Greater than 10% but less than 25%
Lawrence Kohn              Less than 5%

         SSgA The compensation of SSgA's investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

                  Templeton All Portfolio Managers and senior professional staff are compensated with a base salary, bonus in the form of cash and restricted stock, and a deferred profit sharing plan. A component of the overall compensation package is based on a percentage of top-line firm revenue. The Portfolio Managers are awarded individual bonuses on the basis of three factors: their stock selection (both purchase and sale recommendations), the performance of their portfolios in light of those with similar objectives and restrictions, and a subjective factor based on their other contributions, superior client service, etc.

         TBCAM The Portfolio Managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM's financial performance. The Portfolio Managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a Portfolio Manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance of the Portfolio Manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

         For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

         All Portfolio Managers and analysts are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable equally in Mellon Financial restricted stock and TBCAM phantom stock. Both the restricted stock and phantom stock cliff vest after three years. The value of the phantom stock award changes during the vesting period based upon changes in TBCAM's operating income.

OWNERSHIP OF FUNDS

         Certain Portfolio Managers beneficially owned shares of one or more Funds as of the end of each Fund's most recent fiscal year. A Portfolio Manager's beneficial ownership of a Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager's immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the Portfolio Manager has any direct or indirect beneficial ownership in the Fund listed. The tables below set forth each Portfolio Manager's beneficial ownership of the Fund(s) under that

Portfolio Manager's management as provided by each investment advisor. In the following tables, "N/A" indicates that the Portfolio Manager does not have responsibility for that Fund.

NAME OF INVESTMENT
ADVISOR AND PORTFOLIO                         ENHANCED INCOME     INTERMEDIATE BOND     SHORT-TERM BOND
MANAGER                    BALANCED FUND           FUND                 FUND                 FUND
------------------------ ------------------ -------------------- -------------------- --------------------
American Beacon Advisors, Inc.
  Nancy A. Eckl           $10,001-$50,000          None                 None                  N/A
  Michael W. Fields            None                None                 None                 None
  Gyeong Kim                   None                None                 None                 None
  Adriana R. Posada       $10,001-$50,000           N/A            $10,001-$50,000            N/A
  William F. Quinn       $100,001-$500,000   $100,001-$500,000    $100,001-$500,000           N/A
  Patrick A. Sporl             None                None                 None                 None
  Cynthia Thatcher              N/A                None                  N/A                  N/A

NAME OF INVESTMENT         EMERGING    HIGH YIELD     INT'L     LARGE CAP    MID-CAP      SMALL CAP
ADVISOR AND                MARKETS        BOND       EQUITY       VALUE       VALUE       VALUE        TIPS
PORTFOLIO MANAGER            FUND         FUND        FUND         FUND        FUND       FUND         FUND
-----------------------------------------------------------------------------------------------------------
American Beacon Advisors, Inc.
  Kirk L. Brown            $100,001-    $10,001-    $100,001-      N/A         N/A          N/A        None
                           $500,000     $50,000     $500,000
  Nancy A. Eckl            $100,001-    $10,001-    $100,001-   $100,001-    $10,001-    $100,001-     None
                           $500,000     $50,000     $500,000    $500,000     $50,000     $500,000
  Jeremy W. Merchant      $1-$10,000      None      $10,001-       N/A         N/A         None        None
                                                     $50,000
  Adriana R. Posada           N/A         N/A          N/A      $100,001-      None      $10,001-       N/A
                                                                $500,000                  $50,000
  William F. Quinn         $500,001-   $500,001-      Over        Over         None      $500,001-     None
                          $1,000,000   $1,000,000  $1,000,000   $1,000,000              $1,000,000

NAME OF INVESTMENT         S&P 500     SMALL CAP   INT'L EQUITY   LARGE CAP
ADVISOR AND                 INDEX        INDEX        INDEX      GROWTH FUND
PORTFOLIO MANAGER           FUND         FUND          FUND
------------------------ ------------ ------------ ------------- -------------
American Beacon Advisors, Inc.
  Nancy A. Eckl             None         None          None          None
  William F. Quinn          None         None          None          None
  Cynthia Thatcher          None         None          None          None

NAME OF INVESTMENT ADVISOR
AND                                             INTERMEDIATE BOND    LARGE CAP VALUE    MID-CAP VALUE FUND   SMALL CAP VALUE
PORTFOLIO MANAGER             BALANCED FUND           FUND                 FUND                                   FUND
---------------------------- ----------------- -------------------- ------------------- ------------------- ------------------
Barrow, Hanley, Mewhinney & Strauss, Inc.
James P. Barrow                    None                N/A                 None                None                N/A
Mark Giambrone                     N/A                 N/A                 N/A                 None                N/A
James S. McClure                   N/A                 N/A                 N/A                 N/A                None
John P. Harloe                     N/A                 N/A                 N/A                 N/A                None
John S. Williams                   None               None                 N/A                 N/A                 N/A
David H. Hardin                    None               None                 N/A                 N/A                 N/A
J. Scott McDonald                  None               None                 N/A                 N/A                 N/A
Mark C. Luchsinger                 None               None                 N/A                 N/A                 N/A
Deborah A. Petruzzelli             None               None                 N/A                 N/A                 N/A

NAME OF INVESTMENT                                                                       NAME OF INVESTMENT
ADVISOR AND                 BALANCED FUND     LARGE CAP     SMALL CAP VALUE              ADVISOR AND
PORTFOLIO MANAGER                            VALUE FUND           FUND                   PORTFOLIO MANAGER        TIPS FUND
--------------------------- --------------- -------------- --------------------          ----------------------- -------------
Brandywine Asset Management, LLC                                                         Brown Brothers Harriman & Co.
Henry F. Otto                    N/A             N/A         Over $1,000,000             James J. Evans              None
Steven M. Tonkovich              N/A             N/A       $100,001 - $500,000
Paul R. Lesutis                  None           None               N/A
Earl J. Gaskins                  None           None               N/A
Stephen S. Smith                 None           None               N/A

NAME OF INVESTMENT ADVISOR                                                  NAME OF INVESTMENT
AND                                                                         ADVISOR AND
PORTFOLIO MANAGER              ENHANCED INCOME FUND                         PORTFOLIO MANAGER            INT'L EQUITY FUND
---------------------------- -------------------------                      -------------------------- -----------------------
Calamos Advisors, LLC                                                       Causeway Capital Management LLC
John P. Calamos                        None                                 Sarah H. Ketterer                   None
Nick P. Calamos                        None                                 Harry W. Hartford                   None
John P. Calamos Jr.                    None

NAME OF INVESTMENT ADVISOR     MERRILL LYNCH      MERRILL LYNCH                    NAME OF INVESTMENT
AND                          SMALL CAP INDEX       INT'L INDEX                     ADVISOR AND                   LARGE CAP
PORTFOLIO MANAGER                FUND (1)            FUND (1)                      PORTFOLIO MANAGER            GROWTH FUND
-----------------                --------            --------                      -----------------            -----------
Fund Asset Management, L.P.                                                        Goldman Sachs Asset Management, L.P. (1)
Vincent J. Costa                   None                None                        Melissa Brown                   None
Jeffrey L. Russo                   None                None                        Gary Chropuvka                  None
Debra L. Jelilian               $1-$10,000       $10,000-$50,000

(1) Individuals may not invest directly in the Index Trust                         (1) Due to Goldman Sachs Asset Management,
Portfolios. The table represents each Portfolio Manager's                          L.P.'s ("GSAM") internal policies, GSAM
beneficial ownership of the Merrill                                                portfolio managers are generally
Lynch Small Cap Index and  International Index                                     prohibited from purchasing shares of Sub-Advised
Funds, feeder funds that, like the Small Cap                                       Funds for which they have primary responsibility.
Index Fund and International Equity Index Fund, invest all of their investable assets in the Index Trust Portfolios.

NAME OF INVESTMENT                                                                    NAME OF INVESTMENT
ADVISOR AND                   BALANCED        LARGE CAP      SMALL CAP                ADVISOR AND               LARGE CAP
PORTFOLIO MANAGER               FUND         VALUE FUND     VALUE FUND                PORTFOLIO MANAGER        GROWTH FUND
-----------------           -------------    ----------     ----------                -----------------        -----------
Hotchkis and Wiley Capital Management, LLC                                            J.P. Morgan Investment Management Inc.
George Davis                     None           None           None                   Raffaele Zingone             None
Patricia McKenna                 None           None            N/A
Sheldon Lieberman                None           None            N/A
Joe Huber                        None           None           None
Stan Majcher                     None           None           None
David Green                      N/A             N/A           None
Jim Miles                        N/A             N/A           None

NAME OF INVESTMENT ADVISOR                                                   NAME OF INVESTMENT
AND                                                                          ADVISOR AND
PORTFOLIO MANAGER              INT'L EQUITY FUND                             PORTFOLIO MANAGER         LARGE CAP VALUE FUND
---------------------------- ----------------------                          ------------------------ ------------------------
Lazard Asset Management LLC                                                  Metropolitan West Capital Management, LLC
Gabrielle Boyle                      None                                    Howard Gleicher                   None
Michael A. Bennett                   None                                    Gary W. Lisenbee                  None
John R. Reinsberg                    None                                    David M. Graham                   None
Michael Powers                       None                                    Jeffrey Peck                      None

NAME OF INVESTMENT                                                            NAME OF INVESTMENT         TREASURY INFLATION
ADVISOR AND                                                                   ADVISOR AND               PROTECTED SECURITIES
PORTFOLIO MANAGER            EMERGING MARKETS FUND                            PORTFOLIO MANAGER                 FUND
--------------------------- ------------------------                          ------------------------ ------------------------
Morgan Stanley Investment Management Inc.                                     NISA Investment Advisors, LLC
Narayan Ramachandran                 None                                     Jess Yawitz                       None
Ruchir Sharma                        None                                     William Marshall                  None
Ashutosh Sinha                       None                                     Mohan Balachandran                None
Paul Psaila                          None                                     Anthony Pope                      None
                                                                              Ken Lester                        None

NAME OF INVESTMENT                                                            NAME OF INVESTMENT
ADVISOR AND                                                                   ADVISOR AND
PORTFOLIO MANAGER            HIGH YIELD BOND FUND                             PORTFOLIO MANAGER          MID-CAP VALUE FUND
--------------------------- ------------------------                          ------------------------ ------------------------
Post Advisory Group, LLC                                                      Pzena Investment Management, LLC
Lawrence A. Post                     None                                     Richard S. Pzena                  None
Allan Schweitzer                $10,001-$50,000                               John P. Goetz                     None
                                                                              Lawrence Kohn                     None
                                                                              Michael Peterson                  None

NAME OF INVESTMENT                                                            NAME OF INVESTMENT
ADVISOR AND                                                                   ADVISOR AND
PORTFOLIO MANAGER             S&P 500 INDEX FUND                              PORTFOLIO MANAGER           INT'L-EQUITY FUND
-----------------             ------------------                              -----------------           -----------------
SSgA Funds Management, Inc. (1)                                               Templeton Investment Counsel, LLC
                                                                              Gary Motyl                 $500,001-$1,000,000

(1) As of March 1, 2005, SSgA had not finalized its disclosure regarding Portfolio Manager's ownership of funds under management. The Trust intends to supplement this SAI upon receipt of this disclosure from SSgA.


NAME OF INVESTMENT
ADVISOR AND PORTFOLIO        EMERGING                           SMALL CAP VALUE
MANAGER                    MARKETS FUND     INT'L EQUITY FUND        FUND
------------------------ ------------------ ------------------ ------------------
The Boston Company Asset Management, LLC
Kirk Henry                     None               None                N/A
Clifford A. Smith               N/A               None                N/A
Carolyn M. Kedersha            None                N/A                N/A
Joseph M. Corrado               N/A                N/A               None
Stephanie K.                    N/A                N/A               None
Brandaleone
Edward R. Walter                N/A                N/A               None

                        PORTFOLIO SECURITIES TRANSACTIONS

         In selecting brokers or dealers to execute particular transactions, the Manager, SSgA, FAM and the sub-advisors are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine a Fund or Portfolio's net asset value), and other information provided to the applicable Fund or Portfolio, to the Manager, SSgA, FAM and/or to the sub-advisors (or their affiliates), provided, however, that the Manager, SSgA, FAM or the sub-advisor determines that it has received the best net price and execution available. The Trusts do not allow the Manager or sub-advisors to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager, SSgA, FAM and the sub-advisors are also authorized to cause a Fund or Portfolio to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Trustees, the Manager, SSgA, FAM or the sub-advisors, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager, SSgA, FAM or the sub-advisor exercises investment discretion. The fees of the sub-advisors are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, Master Trust Board, the Index Trust Board, or the Equity 500 Index Portfolio Board, as applicable, the Manager, FAM, SSgA, or the sub-advisors (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so. Supplemental investment research obtained from such broker-dealers might be used by FAM in servicing all of its accounts, and all such research might not be used by FAM in connection with the Index Trust Portfolios. Consistent with the Conduct Rules of the National Association of Securities Dealers and policies established by the Index Trust Board of Trustees, FAM may consider sales of shares of the Index Trust Portfolios as a factor in the selection of brokers or dealers to execute portfolio transactions.

ALL FUNDS EXCEPT THE INDEX FUNDS

         Although the following discusses transactions in each Fund and the Board, it applies equally to each Master Trust Portfolio and the Master Trust Board. Future references in this section to "Fund" shall include the Master Trust Portfolios.

         The Manager and each sub-advisor will place its own orders to execute securities transactions that are designed to implement the applicable Fund's investment objective and policies. In placing such orders, each sub-advisor will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board and the Master Trust Board, as appropriate, a sub-advisor of a Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the 1940 Act) for doing so. A Fund's turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund's cash flows. High portfolio activity increases a Fund's transaction costs, including brokerage commissions, and may result in a greater number of taxable transactions.

         The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each sub-advisor is to seek the best net price and execution available. It is expected that securities ordinarily will be purchased in the primary markets, and that in assessing the best net price and execution available, each sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Funds may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

         The Funds and the Portfolios of the Master Trust have established brokerage commission recapture arrangements with certain brokers or dealers. If a sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund or Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds and Portfolios. Neither the Manager nor any of the sub-advisors receive any benefits from the commission recapture program. A sub-advisor's participation in the brokerage commission recapture program is optional. Each sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor's obligation to seek the best execution available.

         For the fiscal years ended October 31, 2002, 2003 and 2004, the following brokerage commissions were paid by the Funds and Portfolios, as applicable. Fluctuations in brokerage commissions from year to year were primarily due to increases or decreases in Fund assets. Shareholders of these Funds bear only their pro-rata portion of such expenses.

Fund (or Portfolio)             2002             2003              2004
-------------------             ----             ----              ----
Balanced (1)                  $454,914         $261,251          $192,386
Emerging Markets (1)          $201,636         $186,343          $206,993
Enhanced Income (2)             N/A             $15,242          $12,799
International Equity         $1,596,724       $1,123,748        $1,519,960
Large Cap Growth              $40,058           $47,355          $31,899
Large Cap Value (1)           $671,897         $484,882          $334,388
Mid-Cap Value (3)               N/A               N/A            $31,396
Small Cap Value (1)           $755,439         $989,893         $1,446,938

(1) Prior to March 1, 2002, these Funds invested in a corresponding Portfolio of the Master Trust. As such, commissions were paid by the respective corresponding Portfolio prior to that date.

(2)      The Fund commenced operations on July 1, 2003.

(3)      The Fund commenced operations on June 30, 2004.

         During the fiscal year ended October 31, 2002, the following commissions were paid to affiliated brokers:

 PORTFOLIO                  BROKER                          AFFILIATED WITH                                COMMISSION
----------                 -------                          ---------------                               -----------
Balanced                   Legg Mason Wood Walker           Brandywine Asset Management LLC               $       500
Large Cap Value            Legg Mason Wood Walker           Brandywine Asset Management LLC               $       770
Large Cap Growth           Goldman, Sachs & Co.             Goldman Sachs Asset Management                $       991
Small Cap Value            Legg Mason Wood Walker           Brandywine Asset Management LLC               $    15,264
Emerging Markets           Morgan Stanley                   Morgan Stanley Investment Management          $     7,388

         The percentages of total commissions of the Balanced Fund, the Large Cap Value Fund, the Large Cap Growth Fund, the Small Cap Value Fund, and the Emerging Markets Fund paid to affiliated brokers in 2002 were 0.11%, 0.11%, 2.47%, 2.02%, and 5.94%, respectively. The transactions represented 0.10% of the Balanced Fund, 0.11% of the Large Cap Value Fund, 1.45% of the Large Cap Growth Fund, 0.92% of the Small Cap Value Fund, and 4.88% of the Emerging Markets Fund's total dollar value of portfolio transactions for the fiscal year ended October 31, 2002.

         During the fiscal year ended October 31, 2003, the following commissions were paid to affiliated brokers:

 PORTFOLIO                  BROKER                          AFFILIATED WITH                                COMMISSION
----------                 -------                          ---------------                               -----------
Large Cap Growth           Goldman, Sachs & Co.             Goldman Sachs Asset Management                $      1308
Emerging Markets           Morgan Stanley                   Morgan Stanley Investment Management          $        48

         The percentages of total commissions of the Large Cap Growth Fund and the Emerging Markets Fund paid to affiliated brokers in 2003 were 2.69% and 0.03%, respectively. The transactions represented 0.67% of the Large Cap Growth Fund and 0.06% of the Emerging Markets Fund's total dollar value of portfolio transactions for the fiscal year ended October 31, 2003.

         During the fiscal year ended October 31, 2004, the following commissions were paid to affiliated brokers:

 PORTFOLIO                  BROKER                          AFFILIATED WITH                                COMMISSION
----------                 -------                          ---------------                               -----------
Large Cap Growth           Goldman, Sachs & Co.             Goldman Sachs Asset Management                $814
Large Cap Growth           Spear, Leeds & Kellogg           Goldman Sachs Asset Management                $1070
Small Cap Value            Southwest Securities             Hotchkis and Wiley Capital Management         $895
Small Cap Value            Southwest Securities             The Boston Company Asset Management           $9407
Balanced                   Southwest Securities             Hotchkis and Wiley Capital Management         $785
Large Cap Value            Southwest Securities             Hotchkis and Wiley Capital Management         $1235
Emerging Markets           Morgan Stanley                   Morgan Stanley Investment Management          $3690

         The percentages of total commissions of the Large Cap Growth Fund, Small Cap Value Fund, Balanced Fund, Large Cap Value Fund, and Emerging Markets Fund paid to affiliated brokers in 2004 were 5.91%, 0.71%, 0.41%, 0.37%, and 1.78%, respectively. The transactions represented 9.75% of the Large Cap Growth Fund, 0.48% of the Small Cap Value Fund, 0.63% of the Balanced Fund, 0.60% of the Large Cap Value Fund, and 1.22% of the Emerging Markets Fund's total dollar value of portfolio transactions for the fiscal year ended October 31, 2004.

         The following table lists each Fund that as of the end of its fiscal year held securities issued by a broker-dealer (or by its parent) through which the Fund regularly executes transactions.

                                                  Aggregate                                                      Aggregate
                                                  Value of                                                       Value of
Regular Broker-Dealers       Fund                 Securities       Regular Broker-Dealers          Fund          Securities
----------------------       ----                 ----------       ----------------------          ----          ----------
Banc of America Secs. LLC    Balanced            $12,014,000       Lehman Brothers           Enhanced Income      $995,000
                             Large Cap Growth      $309,000        Merrill Lynch                 Balanced        $2,638,000
                             Large Cap Value     $17,945,000                                 High Yield Bond     $1,000,000
Bank of New York             Large Cap Growth    $55,000,000                                Intermediate Bond     $478,000
Bear Stearns & Co. Inc.      Balanced             $2,908,000                                 Large Cap Value     $3,333,000
                             Enhanced Income       $795,000                                  Short-Term Bond     $1,760,000
                             Intermediate Bond     $390,000        Morgan Stanley                Balanced        $3,390,000
                             Large Cap Value      $3,127,000                                 Enhanced Income     $1,090,000
                             Short-Term Bond      $2,007,000                                 High Yield Bond    $15,000,000
Citigroup, Inc.              Balanced             $8,973,000                                Intermediate Bond     $367,000
                             Large Cap Growth      $457,000                                  Large Cap Growth     $169,000
                             Large Cap Value     $13,468,000                                 Large Cap Value     $3,214,000
                             Short-Term Bond      $2,087,000       UBS AG                     International      $4,632,000
                                                                                                  Equity
CS First Boston              Balanced              $819,000        Wachovia Securities, LLC      Balanced        $2,785,000
                             Enhanced Income     $15,000,000                                 Enhanced Income     $1,641,000
                             High Yield Bond      $2,122,000                                 Large Cap Value     $3,799,000
                             Intermediate Bond     $382,000                                  Short-Term Bond     $2,735,000
                             International       $19,413,000
                             Equity
                             Short-Term Bond      $2,101,000
Goldman Sachs                Balanced             $2,245,000
                             Enhanced Income       $347,000
                             Intermediate Bond     $248,000
                             Large Cap Value      $2,627,000
                             Short-Term Bond      $2,081,000

INDEX TRUST PORTFOLIOS

         FAM places all orders for purchases and sales of the Index Trust Portfolios' investments. Under the 1940 Act, persons affiliated with the Index Trust and persons who are affiliated with such persons are prohibited from dealing with the Index Trust as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Index Trust, including Merrill Lynch and any of its affiliates, will not serve as the Index Trust's dealer in such transactions. However, affiliated persons of the Index Trust may serve as its broker in listed or OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Index Trust may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Index Trust Board that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

         Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the SEC has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Index Trust in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Index Trust and annual statements as to aggregate compensation will be provided to the Index Trust. Securities may be held by, or be appropriate investments for, the Index Trust Portfolios as well as other funds or investment advisory clients of FAM.

         Because of different objectives or other factors, a particular security may be bought for one or more clients of FAM or an affiliate when one or more clients of FAM or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Index Trust or other clients or funds for which FAM or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of FAM or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

         For the fiscal years ended December 31, 2002, 2003 and 2004, the Small Cap Index Series paid brokerage commissions of $60,384, $95,223 and $93,519, respectively, and paid $12 in commissions to Merrill Lynch in 2002. For the fiscal years ended December 31, 2002, 2003 and 2004, the International Index Series paid brokerage commissions of $39,313, $38,009 and $117,059, respectively, and paid $51 and $21 in commissions to Merrill Lynch in 2002 and 2004, respectively. Shareholders of the Small Cap Index and International Equity Index Funds bear only their pro-rata portion of the brokerage commissions.

EQUITY 500 INDEX PORTFOLIO

         SSgA places all orders for purchases and sales of the Equity 500 Index Portfolio's investments. In selecting broker-dealers, SSgA may consider research and brokerage services furnished to it and its affiliates. Affiliates of SSgA may receive brokerage commissions from the Equity 500 Index Portfolio in accordance with procedures adopted by the Equity 500 Index Portfolio Board under the 1940 Act, which procedures require periodic review of these transactions.

         In certain instances there may be securities that are suitable for the Equity 500 Index Portfolio as well as for one or more of SSgA's other clients. Investment decisions for the Equity 500 Index Portfolio and for SSgA's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Equity 500 Index Portfolio is concerned. However, it is believed that the ability of the Equity 500 Index Portfolio to participate in volume transactions will produce better executions for the Portfolio.

         SSgA may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Equity 500 Index Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own accounts in such obligations and are among the leading dealers of various types of such obligations. SSgA has informed the Equity 500 Index Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates.

         For the fiscal years ended December 31, 2002, 2003 and 2004, the Equity 500 Index Portfolio paid brokerage commissions in the amount of $381,813, $474,147 and $312,502, respectively. For the fiscal years ended December 31, 2003 and 2004, the Equity 500 Index Portfolio paid $366,175 and $52,740, respectively, in commissions to State Street Global Markets LLC, an affiliated broker of SSgA. Shareholders of the S&P 500 Index Fund bear only their pro-rata portion of the brokerage commissions.

                               REDEMPTIONS IN KIND

         Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption



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

price in whole or in part by a distribution of readily marketable securities. For the Master-Feeder Funds, redemptions in kind would be paid through distributions of securities held by the applicable Fund's corresponding Portfolio. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transaction costs.

                                 NET ASSET VALUE

         It is the policy of the Money Market Funds to attempt to maintain a constant net asset value per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The portfolio instruments held by the Money Market Funds' corresponding Portfolios are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such market fluctuations are generally in response to changes in interest rates. Use of the amortized cost valuation method requires the Money Market Portfolios to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the Trustees to be of high quality with minimal credit risks. The Money Market Portfolios may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by two rating organizations, such as "P-1" by Moody's and "F-1" by Fitch, and have received the next highest short-term rating by other rating organizations, such as "A-2" by Standard & Poor's and "P-2" by Moody's. See "Ratings of Municipal Obligations" and "Ratings of Short-Term Obligations" for further information concerning ratings.

                                 TAX INFORMATION

TAXATION OF THE FUNDS

         To continue to qualify for treatment as a regulated investment company under the Tax Code ("RIC"), each Fund (each of which is treated as a separate corporation for these purposes) must, among other requirements:

         o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or (in the case of the International Equity, Emerging Markets and International Equity Index Funds) foreign currencies, or certain other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies ("Income Requirement");

         o Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities and (2) not more than 25% of the value of its total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer or any two or more issuers that are controlled by the Fund and engaged in the same, similar or related businesses ("Diversification Requirement"); and

         o Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income plus the excess of net short-term capital gain over net long-term capital loss and, in the case of the International Equity, Emerging Markets and International Equity Index Funds, net gains from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) plus, in the case of the Municipal Money Market Fund, net interest income excludable from gross income under section 103(a) of the Tax Code ("Distribution Requirement").

         Each Master-Feeder Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio's assets and to earn the income on that share for purposes of determining whether the Master-Feeder Fund satisfies the Income and Diversification Requirements. If a Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions -- including distributions by the non-Money Market Funds of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) and distributions by the Municipal Money Market Fund that otherwise would qualify as "exempt-interest dividends" (as described below under "Taxation of the Funds' Shareholders") --



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

as taxable dividends to the extent of the Fund's earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is "qualified dividend income" would be taxable at the rate for net capital gain (a maximum of 15%). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

         See the part of the next section entitled "Taxation of Certain Investments" for a discussion of the tax consequences to each Fund of certain investments and strategies it or, in the case of a Master-Feeder Fund, its corresponding Portfolio may employ. For easier reading, the term "Portfolio" is used throughout that section where the context permits to refer to both a Portfolio (the tax consequences to which generally would "flow-through" to its corresponding Master-Feeder Fund) and a non-Master-Feeder Fund (i.e., a Fund that invests directly instead of through a corresponding Portfolio, to which the tax consequences thus would apply directly).

TAXATION OF THE PORTFOLIOS

         The Portfolios and their Relationship to the Master-Feeder Funds. Each Portfolio is classified as a separate partnership for federal tax purposes and is not a "publicly traded partnership" treated as a corporation. As a result, each Portfolio is not subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

         Because, as noted above, each Master-Feeder Fund is deemed to own a proportionate share of its corresponding Portfolio's assets and to earn a proportionate share of its corresponding Portfolio's income for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Master-Feeder Fund will be able to satisfy all those requirements.

         Distributions to a Master-Feeder Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis in its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and
(3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. A Master-Feeder Fund's basis in its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

         Taxation of Certain Investments. A Portfolio may acquire zero coupon or other securities issued with original issue discount. As an investor in a Portfolio that holds those securities, a Master-Feeder Fund would have to take into account its share of the original issue discount that accrues on the securities during the taxable year, even if the Portfolio (and, hence, the Master-Feeder Fund) receives no corresponding payment on the securities during the year. Because each Fund annually must distribute substantially all of its investment company taxable income (plus, in the case of the Municipal Money Market Fund, its net tax-exempt interest income), including any original issue discount (and, in the case of the Municipal Money Market Fund, its share of its corresponding Portfolio's accrued tax-exempt original issue discount), to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or the proceeds of redemption of a portion of the Master-Feeder Fund's interest in its corresponding Portfolio (which redemption proceeds would be paid from the Portfolio's cash assets or the proceeds of sales of portfolio securities, if necessary). The Portfolio might realize capital gains or losses from any such sales, which would increase or decrease the Master-Feeder Fund's investment company taxable income and/or net capital gain.

         If one of the Portfolios acquires stock in a foreign corporation that is a "passive foreign investment company" ("PFIC") and holds the stock beyond the end of the year of acquisition, its corresponding Master-Feeder Fund will be subject to federal income tax on the Fund's share of a portion of any "excess distribution" received by the Portfolio on the stock or of any gain realized by the Portfolio from disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes that share of the PFIC income as a taxable dividend to its shareholders. Fund distributions thereof will not be eligible for the 15% maximum federal income tax rate on individuals' "qualified dividend income" mentioned above. A Fund may avoid this tax and interest if its corresponding Portfolio elects to treat the PFIC as a "qualified electing fund"; however, the requirements for that election are difficult to satisfy. The Portfolios currently do not intend to acquire securities in issuers that are considered PFICs.

         Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Portfolios that are permitted to invest therein realize in connection therewith. The International Equity and International Equity Index Funds' share of their corresponding Portfolio's (1) gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and (2) gains from options, futures and forward contracts derived with respect to its business of investing in securities or foreign currencies will be treated as qualifying income for each Fund under the Income Requirement. Similarly, the S&P 500 Index and Small Cap Index Funds' respective shares of the Equity 500 Index Portfolio and Small Cap Index Series' income from options and futures derived with respect to their business of investing in securities will be so treated for those Funds.

         Dividends and interest received by the International Equity Portfolio, the Emerging Markets Fund and the International Index Series, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, "foreign taxes") that would reduce the yield and/or total return on their securities. Tax treaties between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors. There is uncertainty in certain markets regarding the collectibility of tax reclaims by the International Equity Portfolio due to its partnership status for federal income tax purposes. Upon determination of the Portfolio's entitlement to benefits under foreign tax treaties, if any, tax reclaim income will be accrued.

         A Portfolio may invest in certain futures contracts (other than "securities futures contracts," as defined in section 1234B(c) of the Tax Code) and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) - and certain foreign currency options and forward contracts with respect to which it makes a particular election - that will be "section 1256 contracts." Any section 1256 contracts a Portfolio holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Master-Feeder Fund that invests in such a Portfolio must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain such a Fund recognizes, without in either case increasing the cash available to it.

         Section 988 of the Tax Code also may apply to a Portfolio's forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares.

         Offsetting positions a Portfolio enters into or holds in any actively traded option, futures or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a Portfolio's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) a Portfolio's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses.



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

Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

         When a covered call option written (sold) by a Portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

         If a Portfolio has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Portfolio will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Portfolio or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Portfolio transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Portfolio holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Portfolio's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

         The Treasury Inflation Protected Securities Fund invests in inflation-protected securities (also known as inflation-indexed securities), on which principal is adjusted based on changes in an inflation index such as the Consumer Price Index. Net positive adjustments to principal value as a result of an increase in the index are taxable as ordinary income in the year of the adjustment, rather than at maturity when the principal is repaid. Net negative adjustments to principal value as a result of a decrease in the index can be deducted to the extent of the Fund's interest income from the security for the current and previous taxable years. with any excess being carried forward to future taxable years. The Fund intends to distribute dividends to its shareholders on a quarterly basis that include both interest income and net income representing principal adjustments. Net negative principal adjustments near the end of a taxable year may result in all or a portion of dividends distributed earlier in the year to be treated as a return of capital.

TAXATION OF THE FUNDS' SHAREHOLDERS

         Dividends or other distributions a Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reported by, and (except for "exempt-interest dividends," as defined below) taxed to, those shareholders for the taxable year in which that December 31 falls.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and (except for an exempt-interest dividend)receive some portion of the price back as a taxable distribution even thought it represents in part a return of invested capital.

         Distributions by the Municipal Money Market Fund of the amount by which its share of the Municipal Money Market Portfolio's income on tax-exempt securities exceeds certain amounts disallowed as deductions, designated by it as "exempt-interest dividends," generally may be excluded from gross income by its shareholders.

Dividends the Fund pays will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets (including its share of the Portfolio's total assets) consists of securities the interest on which is excludable from gross income under section 103(a) of the Tax Code. The Fund and the Portfolio intend to continue to satisfy this requirement. The aggregate dividends excludable from shareholders' gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Tax Code.

         Exempt-interest dividends that a corporate shareholder receives may be indirectly subject to the federal alternative minimum tax. In addition, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") should consult their tax advisors before purchasing shares of the Municipal Money Market Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

         Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Municipal Money Market Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

         If more than 50% of the value of the total assets of the International Equity Fund, Emerging Markets Fund or International Equity Index Fund (including, as applicable, the share of its corresponding Portfolio's total assets) at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to its share of any foreign and U.S. possessions income taxes paid by it or as applicable, its corresponding Portfolio. If a Fund makes this election, it will treat those taxes as dividends paid to its shareholders and each shareholder will be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources and (3) either use the foregoing information in calculating the foreign tax credit against his federal income tax or, alternatively, deduct the taxes deemed paid by him in computing his taxable income. If the election is made, the Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's (or the Fund's share of the Portfolio's) income from foreign and U.S. possessions sources and foreign taxes paid. Pursuant to that election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         The foregoing is only a summary of some of the important federal tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

                            DESCRIPTION OF THE TRUST

         The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

         The Trust was originally created to manage money for large institutional investors, including pension and 401(k) plans for American Airlines, Inc. The AMR Class is offered to tax-exempt retirement and benefit plans of AMR Corporation and its affiliates. The following individuals are eligible for purchasing shares of the Institutional Class with an initial investment of less than $2 million: (i) employees of the Manager, (ii) officers and directors of AMR and (iii) members of the Trust's Board of Trustees. The PlanAhead Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. As a result, shareholders of the PlanAhead Class benefit from the economies of scale generated by being part of a larger pool of assets. The Service Class was created for individuals and other smaller investors investing in the Funds through third party intermediaries. The expense structure of the Service Class allows for payments to these intermediaries for providing shareholder services.

         The Balanced, Emerging Markets, Enhanced Income, High Yield Bond, Intermediate Bond, Large Cap Growth, Large Cap Value, Mid-Cap Value, Short-Term Bond, Small Cap Value, and Treasury Inflation Protected Securities Funds utilize a multi-manager approach designed to reduce volatility by diversifying assets over multiple investment management firms. In addition, the International Equity Portfolio utilizes a multi-manager approach. Each sub-advisor is carefully chosen by the Manager through a rigorous screening process.

                                OTHER INFORMATION

         For easier reading, the term "Portfolio" is used throughout this section to refer to either a Fund or its Portfolio, unless stated otherwise.

         American Depositary Receipts (ADRs), European Depositary Receipts
(EDRs)-ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets, whereas, EDRs are in bearer form and traded in European securities markets. These securities are not denominated in the same currency as the securities into which they may be converted. Investing in ADRs and EDRs involves greater risks than are normally present in domestic investments. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies.

         Asset-Backed Securities-Through the use of trusts and special purpose subsidiaries, various types of assets (primarily home equity loans, automobile and credit card receivables, other types of receivables/assets as well as purchase contracts, financing leases and sales agreements entered into by municipalities) are securitized in pass-through structures similar to Mortgage-Backed Securities, as described below. The Portfolios are permitted to invest in asset-backed securities, subject to the Portfolios' rating and quality requirements.

         Bank Deposit Notes-Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis, as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

         Bankers' Acceptances-Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         Borrowing Risks-The Portfolios may borrow for temporary purposes. Borrowing may exaggerate changes in a Fund's NAV and in its total return. Interest expense and other fees associated with borrowing may reduce a Fund's return.

         Cash Equivalents-Cash equivalents include certificates of deposit, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

         Certificates of Deposit-Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

         Commercial Paper-Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand



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note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         Convertible Securities-Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

         Cover-Transactions using forward contracts, futures contracts, options on futures contracts and written options ("Financial Instruments") expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other forward contracts, options or futures contracts, or (2) cash, receivables and liquid assets, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, receivables, or liquid assets in a segregated account with its custodian in the prescribed amount.

         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or to segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

         Debentures-Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.

         Derivatives-Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses.

         Dollar Rolls-A dollar roll is a contract to sell mortgage-backed securities as collateral against a commitment to repurchase similar, but not identical, mortgage-backed securities on a specified future date. The other party to the contract is entitled to all principal, interest, and prepayment cash flows while it holds the collateral. Each Portfolio maintains with its custodian a segregated account containing high-grade liquid securities in an amount at least equal to the forward purchase obligation.

         Emerging Market Risks-The Emerging Markets Fund invests in the securities of issuers domiciled in various countries with emerging capital markets. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as
(i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gain taxes on foreign investors.



                                       68
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         Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such event, it is possible that the Fund could lose the entire value of its investments in the affected markets.

         Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities.

         Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.

         Eurodollar and Yankeedollar obligations-Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

         Foreign Debt Securities-The High Yield Bond Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include:
(a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund's investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets. See "Eurodollar and Yankeedollar Obligations" for a further discussion of these risks.

         Forward Foreign Currency Exchange Contracts-The International Equity Portfolio, International Index Series, and Emerging Markets Fund (the "International Portfolios") may enter into forward foreign currency exchange contracts ("forward currency contracts"). A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

         Forward currency contracts may serve as long hedges - for example, an International Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges - for example, an International Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

         The International Portfolios may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all of their respective portfolio securities denominated in such foreign currency. In addition, the International Portfolios may use forward currency contracts when FAM or a sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Portfolio is purchasing or selling a



                                       69
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security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

         The International Portfolios may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

         The International Portfolios may seek to hedge against changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which FAM or the applicable sub-advisor believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

         In addition, an International Portfolio may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Portfolio owned securities denominated in a foreign currency that FAM or a sub-advisor believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies a Portfolio's exposure to foreign currency exchange rate fluctuations.

         The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.


         Full Faith and Credit Obligations of the U.S. Government-Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.

         Futures Contracts-Futures contracts obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. Futures contracts will be traded for the same purposes as entering into forward contracts. The use of futures contracts by the Equity 500 Index Portfolio and Index Trust Portfolios is explained further under "Index Futures Contracts and Options on Index Futures Contracts."

         The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

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

         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit "initial deposit" consisting of cash or U.S. Government Securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Portfolio may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Portfolio's obligations to or from a futures broker. When the Portfolio purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that provides a secondary market. The Portfolios intend to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Portfolio were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

         To the extent that a Portfolio enters into futures contracts, in each case other than for bona fide hedging purposes (as defined by the Commodities Futures Trading Commission ("CFTC")), the aggregate initial margin will not exceed 5% of the liquidation value of a Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts that the Portfolio has entered into. This policy does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures contracts.

         Futures contracts require the deposit of initial margin valued at a certain percentage of the contract and possibly adding "variation margin" should the price of the contract move in an unfavorable direction. As with forward contracts, the segregated assets must be either cash or high-grade liquid debt securities.

         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to



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make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by SSgA, FAM or a sub-advisor may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although SSgA, FAM or a sub-advisor may believe that use of such contracts will benefit a particular Portfolio, if that investment advisor's investment judgment about the general direction of, for example, an index is incorrect, a Portfolio's overall performance would be worse than if it had not entered into any such contract. In addition, there are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.

         General Obligation Bonds-General obligation bonds are secured by the pledge of the issuer's full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

         Illiquid Securities-Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Portfolio might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Portfolio may get only limited information about an issuer, so it may be less able to predict a loss. A Portfolio also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

         Index Futures Contracts and Options on Index Futures Contracts-The Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Small Cap Value Fund, International Equity Portfolio, Emerging Markets Fund, Index Trust Portfolios, and Equity 500 Index Portfolio (the "Portfolios") may invest in index futures contracts, options on index futures contracts and options on securities indices.

                  Index Futures Contracts-U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and through their clearing corporations.

                  At the same time a futures contract on an index is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required.

                  Options on Index Futures Contracts-The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.

                  The writing of a call option on a futures contract with respect to an index constitutes a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings. The writing of a put option on an index futures contract constitutes a


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         partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

                  The purchase of a put option on a futures contract with respect to an index is similar in some respects to the purchase of protective put options on the Index. For example, the Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

                  The amount of risk a Portfolio assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

                  The Equity 500 Index Portfolio Board has adopted the requirement that index futures contracts and options on index futures contracts be used as a hedge. Stock index futures may be used on a continual basis to equitize cash so that the Portfolios may maintain maximum equity exposure. Each Portfolio will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Portfolio and premiums paid on outstanding options on futures contracts owned by the Portfolio would exceed 5% of the market value of the total assets of the Portfolio.

                  Futures Contracts on Stock Indices-The Portfolios may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("Futures Contracts"). This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolios or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolios.

                  In general, each transaction in Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolios will rise in value by an amount that approximately offsets the decline in value of the portion of the Portfolios' investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

                  Although Futures Contracts would be entered into for cash management purposes only, such transactions do involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends, which may result in worse overall performance than if a Futures Contract had not been entered into.

                  Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Portfolios. Each Portfolio may not purchase or sell a Futures Contract (or options thereon) if immediately thereafter its margin deposits on its outstanding Futures Contracts (and its premium paid on outstanding options thereon) would exceed 5% of the market value of each Portfolio's total assets.

                  Options on Securities Indices-The Portfolios may write (sell) covered call and put options to a limited extent on an index ("covered options") in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Portfolios may forgo the benefits of appreciation on the index or may pay more than the market price for the index pursuant to call and put options written by the Portfolios.

                  By writing a covered call option, the Portfolios forgo, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the

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         market value of an index above the exercise price. By writing a covered put option, the Portfolios, in exchange for the net premium received, accept the risk of a decline in the market value of the index below the exercise price.

                  Each Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

                  When each Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

                  The Portfolios have adopted certain other non-fundamental policies concerning index option transactions that are discussed above. The Portfolios' activities in index options also may be restricted by the requirements of the Tax Code, for qualification as a RIC.

                  The hours of trading for options on an index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

                  Because options on securities indices require settlement in cash, SSgA, FAM or the sub-advisor may be forced to liquidate portfolio securities to meet settlement obligations.

                  Options on Stock Indices-A Portfolio may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indices generally are similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

                  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

         Inflation-Indexed Securities-Inflation-indexed securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and principal payments are adjusted to keep up with inflation.

         In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments. The U.S. Treasury guarantees to repay at least the original principal value at maturity for inflation-indexed securities issued directly by the U.S. Government. However, inflation-indexed securities of other issuers may or may not have the same principal guarantee and may repay an amount less than the original principal value at maturity.

         Changes in market expectations for real interest rates may result in volatility in the Treasury Inflation Protected Securities Fund's share price. There can be no assurance that the designated inflation index for an inflation-indexed security will accurately reflect the real inflation rate.

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         Interfund Lending-Pursuant to an order issued by the SEC, the Funds may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other Funds for temporary purposes. The credit facility can provide a borrowing Fund with significant savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain Funds have insufficient cash on hand to satisfy such redemptions. When the Funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.

         The credit facility will reduce the Funds' potential borrowing costs and enhance the ability of the lending Funds to earn higher rates of interest on their short-term lending. Although the credit facility will reduce the Funds' need to borrow from banks, the Funds remain free to establish lines of credit or other borrowing arrangements with banks.

         Junk Bonds-Junk bonds are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by the nationally recognized statistical rating organizations ("Rating Organizations"). For example, Moody's and Standard & Poor's rates them below Baa and BBB, respectively. Please see "Ratings of Long-Term Obligations" below for an explanation of the ratings applied to junk bonds. Junk bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, junk bonds must pay higher interest to compensate investors for the substantial credit risk they assume. In order to minimize credit risk, the Fund intends to diversify its holdings among many bond issuers.

         Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in the fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

         Loan Participation Interests-Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.



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         Loan Transactions-Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

         Securities loans will be made in accordance with the following conditions: (1) the Portfolio must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Portfolio must be able to terminate the loan after notice, at any time; (4) the Portfolio must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board, the Master Trust Board, the Equity 500 Index Portfolio Board or the Index Trust Board, as appropriate, must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board, the Master Trust Board, the Equity 500 Index Portfolio Board or the Index Trust Board, as appropriate, to vote proxies.

         While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Board, the Master Trust Board, the Equity 500 Index Portfolio Board or the Index Trust Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. Such loan transactions are referred to in this Statement of Additional Information as "qualified" loan transactions.

         The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board, the Master Trust Board, the Equity 500 Index Portfolio Board or the Index Trust Board, as appropriate. The Money Market Funds do not currently engage in securities lending.

         Mortgage-Backed Securities-Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

                  Collateralized Mortgage Obligations ("CMOs")-CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages, or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government sponsored corporation owned entirely by private stockholders and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. The REMIC itself is generally exempt from federal income tax, but the income from the mortgages is reported by investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

                  Mortgage Pass-Through Certificates-Mortgage pass-through certificates are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

                  (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes")-GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

                  (2) FHLMC Mortgage Participation Certificates ("Freddie Macs")-Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

                  (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes")-Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

                  (4) Mortgage-Related Securities Issued by Private Organizations-Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

         Municipal Lease Obligations ("MLOs")-MLOs are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit and thus interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate with the possibility of default on the lease obligation. With respect to MLOs purchased by the corresponding Portfolio of the Municipal Money Market Fund, the Master Trust Board has established the following guidelines for determining the liquidity of the MLOs in its portfolio, and, subject to review by the Master Trust Board, has delegated that responsibility to the Manager: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades; (5) the likelihood that the marketability of the obligation will be maintained through the time the security is held by the Portfolio; (6) the credit quality of the issuer and the lessee; (7) the essentiality to the lessee of the property covered by the lease and (8) for unrated MLOs, the MLOs' credit status analyzed according to the factors reviewed by rating agencies.

         Options-The Enhanced Income Fund may purchase and sell put options and call options on securities and foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ National Market System. The Fund will only write (sell) covered call and put options. For a further description, see "Cover."

         An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer

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of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.

         By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security or currency below the exercise price.

         The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

         When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         Preferred Stock-A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

         Private Activity Obligations-Private activity obligations are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity obligations are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Shareholders, depending on their individual tax status, may be subject to the federal alternative minimum tax on the portion of a distribution attributable to these obligations. Interest on private activity obligations will be considered exempt from federal income taxes; however, shareholders should consult their own tax advisors to determine whether they may be subject to the federal alternative minimum tax.

         Ratings of Long-Term Obligations-The Portfolio utilizes ratings provided by the following Rating Organizations in order to determine eligibility of long-term obligations. Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. The Rating Organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a high yield bond. The High Yield Bond Fund's sub-advisor will monitor the Fund's holdings on a continuous basis to assess those factors not reflected in the credit rating. Therefore, the achievement of the High Yield Bond Fund's investment objective will be more dependent on the sub-advisor's research abilities than if the High Yield Bond Fund invested primarily in higher-rated securities.

         The four highest Moody's ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged by Moody's to be of the best quality. Obligations rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than Aaa debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Obligations that are rated A by Moody's possess many favorable investment attributes and are considered "upper medium-grade obligations." Obligations that are rated Baa by Moody's are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

         Moody's ratings of Ba, B, Caa, Ca and C are considered below investment grade. A rating of Ba by Moody's denotes obligations judged to have speculative elements. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Obligations rated B by Moody's generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's assigns a rating of Caa to those obligations considered of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. A rating of Ca signifies obligations considered by Moody's to be speculative to a high degree. Such issues are often in default or have other marked shortcomings. Obligations rated C by Moody's are considered in the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

         The four highest Standard & Poor's ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Obligations rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Obligations rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Obligations rated BBB by Standard & Poor's are regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Standard & Poor's ratings of BB, B, CCC, CC, C and D are considered below investment grade. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Fitch's four highest ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA have the lowest expectation of credit risk. An AAA rating is assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA have a very low expectation of credit risk. They are deemed to have a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A have a low expectation of credit risk. Their capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB currently have a low expectation of credit risk. Their capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Fitch's ratings of BB or lower are considered below investment grade. A rating of BB indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Ratings of CCC, CC, or C indicate a real possibility for default. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. A C rating signals imminent default. Ratings of DDD, DD, or D indicate obligations in default. Obligations rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process and are estimated to recover around 90-100% of outstanding amounts and accrued interest. Obligations rated DD are generally undergoing a formal reorganization or liquidation process and have the potential for recovery in the range of 50-90%. Obligations rated D are generally undergoing a formal reorganization or liquidation process but have recovery potential below 50%.

         The four highest ratings for long-term obligations by Dominion Bond Rating Service Limited ("DBRS") are AAA, AA, A and BBB. Obligations rated AAA have the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Obligations rated AA are of superior credit quality, and protection of interest and principal is considered high. Entities rated AA are also considered unlikely to be significantly affected by reasonably foreseeable events. Obligations rated A are of satisfactory credit quality and are considered more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated companies. Obligations rated BBB are of adequate credit quality. They are more susceptible to adverse changes in economic and financial conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

         DBRS' ratings of BB or lower are considered speculative. A rating of BB indicates that the degree of protection afforded principal and interest is uncertain, particularly during periods of economic recession. A B rating signifies a reasonable high level of uncertainty that exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity. Obligations rated CCC, CC and C are considered very highly speculative and are in danger of default of interest and principal. In practice, there is little difference between the C to CCC categories, with CC and C normally used to lower ranking debt of companies where the senior debt is rated in the CCC to B range. A rating of D indicates obligations in default of either interest or principal.

         Standard & Poor's and Fitch apply indicators (such as "+" and "-") and DBRS adds "high" or "low" to indicate relative standing within the major rating categories (except AAA). A rating without one of these indicators falls within the middle of the category.

         Ratings of Municipal Obligations-Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade or "MIG" with variable rate demand obligations being designated as "VMIG." A VMIG rating may also be assigned to commercial paper programs that are characterized as having variable short-term maturities but having neither a variable rate nor demand feature. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements.

         Standard & Poor's uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a very strong or strong capacity to pay principal and interest.

         Ratings of Short-Term Obligations-The rating P-1 is the highest short-term rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

         Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor's have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's short-term obligation is rated A-1, A-2, or A-3.

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. Obligations rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 indicate good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

         Commercial paper and short-term debt considered to be prime credit quality by DBRS is rated R-1. Obligations of the highest credit quality are rated R-1 (high). These are entities possessing unquestioned ability to repay current liabilities as they fall due and maintaining strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Obligations rated R-1 (middle) are of superior credit quality and, in most cases, differ from R-1 (high) credits to only a small degree. Of satisfactory credit quality are obligations rated R-1 (low). For these entities, the overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher-rating categories, but these considerations are still respectable.

         Repurchase Agreements-A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., a Portfolio) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement.

         Each Portfolio may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of the Manager, the sub-advisor, the Equity 500 Index Portfolio Board or the Index Trust Board, as applicable, presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the Board, the Master Trust Board, the Equity 500 Index Portfolio Board or the Index Trust Board. Each Portfolio may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the Board, the Master Trust Board, the Equity 500 Index Portfolio Board or the Index Trust Board, as appropriate, during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Portfolio will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

         In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, a Portfolio may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case a Portfolio may incur a loss if the proceeds to the Portfolio from the sale of the securities to a third party are less than the repurchase price.

         Reverse Repurchase Agreements-The Portfolios may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Portfolios intend to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the investment advisor possessing investment authority. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which such Portfolio is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

         Resource Recovery Obligations-Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

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

         Revenue Obligations-Revenue obligations are backed by the revenue cash flow of a project or facility.

         Rights and Warrants-Rights are short-term warrants issued in conjunction with new stock issues. Warrants are options to purchase an issuer's securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. There is no specific limit on the percentage of assets a Portfolio may invest in rights and warrants, although the ability of some of the Portfolios to so invest is limited by their investment objectives or policies.

         Section 4(2) Securities-Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as one of the Portfolios, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity.

         The Board, the Master Trust Board, the Equity 500 Index Portfolio Board, the Index Trust Board, and the applicable sub-advisor will carefully monitor the Portfolios' investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing a Portfolio's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

         Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations-Separately traded registered interest and principal securities or "STRIPS" and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. Each Portfolio investing in STRIPs will take into account as income a portion of the difference between these obligations' purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.

         Short Sales- In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, the Manager, FAM or a sub-advisor may sell a security a Portfolio does not own, or in an amount greater than the Portfolio owns (i.e., make short sales). With respect to the Index Portfolios, such transactions will be used only in an effort to adjust the weightings of particular securities represented in the basket to reflect such securities' weightings in the target index. Generally, to complete a short sale transaction, a Portfolio will borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed. If the price at the time of replacement is more than the price at which the security was sold by the Portfolio, the Portfolio will incur a loss. Conversely, the Portfolio will realize a gain if the price of the security decreases between selling short and replacement. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Until the security is replaced, the Portfolio is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Portfolio may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Portfolio replaces the borrowed security, it will (a) maintain in a segregated account with its custodian cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.

         Swap Agreements-The Treasury Inflation Protected Securities Fund may invest in interest rate swap agreements to increase or decrease its exposure to interest rate changes. Considered a derivative, a swap agreement is an arrangement whereby two parties agree to exchange payments based on changes in the value of a specified index, rate or other instrument. In an interest rate swap, one party agrees to exchange with another party its commitment to pay or receive interest. For example, a party may exchange floating rate interest payments for fixed rate interest payments with respect to a designated principal amount.

         Typically, the payment dates for both parties are the same, so the agreement will usually call for the two payments to be netted against each other, and the net amount only is paid to the party entitled to the higher amount. Therefore, the Fund's rights/obligations with regard to such swap agreements will be limited to the net amount to be received/paid under the terms of the agreement.

         The Treasury Inflation Protected Securities Fund may also enter caps, floors and collars, which are particular variations on swap agreements. The purchaser of an interest rate cap agrees to pay a premium to the seller in return for the seller paying interest on a specified principal amount to the purchaser based on the extent to which a specified interest rate exceeds a predetermined level. Conversely, the seller of an interest rate floor agrees to pay interest on a specified principal amount to the purchaser based on the extent to which a specified interest rate falls below a predetermined level. A collar combines a cap and a floor, establishing a predetermined range of interest rates within which each party agrees to make payments.

         The use of swap agreements requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. If a sub-advisor to the Fund incorrectly forecasts interest rate changes, interest rate swaps based upon those expectations may result in losses for the Fund. The counterparty to a swap agreement may default on its obligations to the Fund. To mitigate this risk, the Fund will only enter swap agreements with counterparties considered by the Manager or applicable sub-advisor to be at minimum risk of default. In addition, swaps may be considered illiquid investments; see "Illiquid Securities" for a description of liquidity risk. The swaps market is relatively new and unregulated. The introduction of new regulation or other developments may affect the Fund's ability to receive payments or complete its obligations under existing swap agreements.

         Synthetic Convertible Securities-The sub-advisor to the Enhanced Income Fund may create a "synthetic" convertible security by combining fixed income securities with the right to acquire equity securities. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to a true convertible security, the character of a synthetic convertible security allows the combination of components representing more than one issuer, when the investment advisor believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

         The Fund faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, the Fund also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

         The Fund may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security, however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

         Tax, Revenue or Bond Anticipation Notes-Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues which are payable from these specific taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

         U.S. Government Securities-U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government Securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

         U.S. Treasury Obligations-U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS and inflation-indexed securities.

         Variable or Floating Rate Obligations-A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

         Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:

         (1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         (2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Portfolio to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         (3) A variable rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         (4) A floating rate obligation that is subject to a demand feature will be deemed by a Portfolio to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         As used above, an obligation is "subject to a demand feature" when a Portfolio is entitled to receive the principal amount of the obligation either at any time on no more than 30 days' notice or at specified intervals not exceeding one year and upon no more than 30 days' notice.

         Variable Rate Auction and Residual Interest Obligations-Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.

         When-Issued and Forward Commitment Transactions- For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued (generally one to two months later). The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to a Portfolio until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

         Each Portfolio maintains with the Custodian a segregated account containing high-grade liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, a Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

                                                                      APPENDIX A

         PROXY VOTING POLICY AND PROCEDURES FOR THE TRUST AND AMR TRUST

                          AMR INVESTMENT SERVICES TRUST
                            AMERICAN AADVANTAGE FUNDS
                        AMERICAN AADVANTAGE MILEAGE FUNDS
                        AMERICAN AADVANTAGE SELECT FUNDS
                       PROXY VOTING POLICY AND PROCEDURES

                          LAST AMENDED AUGUST 18, 2003

PREFACE

         Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of interest holders of the AMR Investment Services Trust and shareholders of the American AAdvantage Funds, the American AAdvantage Mileage Funds, and the American AAdvantage Select Funds (collectively, the "Funds"). Therefore, these Proxy Voting Policy and Procedures (the "Policy") have been adopted by the Funds.

         The Funds are managed by AMR Investment Services, Inc. (the "Manager"). The Funds' Boards of Trustees have authorized the Manager to direct the Funds' custodian (the "Custodian") as to the voting of proxies on any assets held by the Funds that invest primarily in the securities of domestic U.S. issuers (the "Domestic Funds"), consistent with the Policy. The Policy sets forth the policies and procedures the Manager employs when voting proxies for the Domestic Funds, including the role of their investment subadvisers (the "Subadvisers"). Proxy voting for the Funds that invest primarily in the securities of foreign issuers (the "International Funds") has been delegated by the International Funds' Boards of Trustees to the subadvisers for those funds ("International Subadvisers"). For the securities held in their respective portion of each International Fund, the International Subadvisers make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the International Funds and approved of by their Boards of Trustees. The Policy includes the procedures that the Manager performs to monitor proxy voting by the International Subadvisers.

         For all of the Funds, the Manager seeks to ensure that proxies are voted in the best interests of Fund interest holders and shareholders (collectively, "shareholders"). For certain proxy proposals, the interests of the Manager and/or its affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill its fiduciary responsibility to shareholders in these circumstances, the Policy includes procedures established by the Manager for voting proxy proposals that potentially present a conflict of interests.

DOMESTIC FUNDS - PROCEDURES

         1. VOTING - The Funds follow a two-tiered approach to determine how to vote proxies. First, the Manager recognizes that a company's management has the responsibility for day-to-day operations and is usually in the best position to make recommendations regarding proxy proposals. Thus, the Custodian has been instructed by the Manager to vote with management's recommendations, unless it is notified to vote otherwise by the Manager in writing.

         Second, each Subadviser is responsible for evaluating proxy proposals related to securities held in the Domestic Fund(s) under their supervision and for determining whether the proxy should be voted with or against management's recommendation. A Subadviser shall rely on its own proxy voting policy for such evaluation determinations. If a Subadviser concludes that it will recommend voting against management's recommendation, the Subadviser will communicate its conclusion to the Manager in detail along with its proposed voting position.

         The assets of each Domestic Fund are allocated across multiple Subadvisers, and one Subadviser may reach a different conclusion with respect to the same proxy proposal for a security. As a result, the Manager has implemented the foregoing arrangement with the goal of voting all shares subject to the same proxy held by the Fund in the same direction (i.e. either for or against).

         Once the matter has been brought to the attention of the Manager, the Manager will conduct its analysis of the proxy proposal, which will include: (1) discussing the issue with any other Subadvisers holding the same security to determine their recommended voting position; (2) determining whether the Subadviser's recommendation could have been influenced by a potential conflict of interest; and (3) in some cases, consulting

                                                                      APPENDIX A

with a proxy voting service retained to assist in the objective review of proxy proposals. As part of its analysis, the Manager will follow the guidelines set forth in Domestic Funds - Policies below.

         Issues requiring analysis on a case-by-case basis will be voted according to the Subadviser's recommendation when the Funds owns less than 1% of the company's outstanding shares AND less than $3 million of the company's market capitalization.

         2. CONFLICTS OF INTEREST - The Manager maintains a list by Fund of all affiliated persons, including the Manager and its affiliates, the Subadvisers and their affiliates as well as the Funds' distributor and its affiliates. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, a Subadviser, the distributor or any of their affiliates and b) Fund shareholders. If a Subadviser recommends voting against management's recommendation for a particular proposal, the Manager will conduct an analysis based upon the following procedures to resolve these known potential conflicts as well as any unforeseen conflicts.

              A. PROXIES FOR AFFILIATED FUNDS - Each Fund has the ability to invest in the shares of any of the Money Market Funds. For example, the High Yield Bond Fund may purchase shares of the Money Market Fund. If the Money Market Fund issues a proxy for which the High Yield Bond Fund is entitled to vote, the Manager's interests regarding the Money Market Fund might appear to conflict with the interests of the shareholders of the High Yield Bond Fund. In these cases, the Manager will vote in accordance with the Board of Trustees' recommendations in the proxy statement.

              B. BUSINESS / PERSONAL CONNECTIONS OF THE MANAGER - The Manager is a wholly owned subsidiary of AMR Corporation, which is a publicly owned corporation and the parent company of American Airlines, Inc. To avoid the appearance of any conflict of interests, the Funds are expressly prohibited from investing in the securities of AMR Corporation or any other airline company.

              The Manager could have an advisory client that issues a proxy or promotes a proxy proposal for which a Fund is entitled to vote. By taking a particular voting position on the proxy, it could be perceived by Fund shareholders that the Manager is favoring the advisory client over Fund shareholders in order to avoid harming its relationship with the advisory client. If the Manager is asked to render a decision regarding a proxy proposal issued or promoted by one of its advisory clients, the Manager will refer that proposal to the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

              In the event that a principal officer of the Manager has a personal relationship or connection with an issuer or proponent of a proxy proposal being considered by the Manager, the voting matter will be discussed with the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

              If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the Manager will refer that proposal to the applicable Fund's Board of Trustees, who will decide the Fund's voting position after consultation with the Manager.

              C. BUSINESS / PERSONAL CONNECTIONS OF THE SUBADVISERS - Each Subadviser (and its affiliates) is considered an affiliate of the portion of the Fund it manages. When the Manager receives a voting recommendation from a Subadviser, the Manager will request the Subadviser's disclosure of any business or personal relationships or connections that the Subadviser itself or its principals may have with the proxy issuer or any proponent of the proxy proposal. If the Subadviser's disclosure reveals any potential conflicts of interest, the Manager will not rely on the Subadviser's recommendation regarding the proxy proposal.

DOMESTIC FUNDS - POLICIES

         1. ROUTINE PROPOSALS - Routine proxy proposals are most commonly defined as those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. The proposals are consistent with industry standards as well as the corporate laws in the state of incorporation or organization. Traditionally, these include:

              A.  Location of annual meeting
              B.  Employee stock purchase plan
              C.  Appointment of auditors
              D.  Corporate strategy

                                                                      APPENDIX A

              E.  Director compensation
              F.  Director indemnification and liability protection
              G.  Reincorporation
              H.  Change of Corporate Form

         The Funds' policy is to SUPPORT management on these types of routine proposals but care must be exercised that each vote is weighed on its own merits. All situations will be viewed individually and independently with the focus on the financial interest of shareholders.

         2. SOCIAL, POLITICAL AND ENVIRONMENTAL PROPOSALS - Issues which can be characterized as non-financial or non-business issues involving social, political and environmental issues will result in voting to SUPPORT management. Financial interest of the Funds' shareholders will be the only consideration for investment decisions.

         3. SHAREHOLDER EQUALITY PROPOSALS - Issues that discriminate against other shareholders with the intention of reducing the value of the shareholders' stake will NOT BE SUPPORTED. Non-discriminatory proposals include:

              A. ANTI-GREENMAIL - Provisions that require that the price paid to the greenmailer must be extended to all shareholders of record will be supported.

              B. FAIR PRICE PROVISIONS - Provisions that guarantee an equal price to all shareholders will be supported.

         4. NON-ROUTINE PROPOSALS - Issues in this category are more likely to affect the structure and operation of the corporation and, therefore have a greater impact on the value of the shareholders' investment. All situations will be viewed individually and independently with the focus on the financial interests of Funds' shareholders.

         Various factors will contribute in the decision-making process assessing the financial interests of the Funds' shareholders. However, consideration should be given first and foremost to the board of directors. The board of directors oversees the management of the company, makes decisions on the most important issues and is a representative of the shareholders. To the degree that the majority of the board is independent, support should be for the board's recommendations. In addition, for proxies issued by registered investment companies ("RICs"), reference will be made to the Investment Company Institute's Report of the Advisory Group on Best Practices for Fund Directors ("ICI Best Practices") and any relevant SEC staff interpretations for guidance. However, all situations will be reviewed on a case-by-case basis.

         Management's record, strategy and tenure will contribute to the decision-making process. The tendency will be to side with management if, in the past, it has shown the ability to maximize company performance and thus, shareholder wealth, over the long term. Management will not be judged on a quarter-by-quarter basis, but judged on decisions that are consistent with the long-term interests of the shareholders of the company.

         Finally, decisions on non-routine proposals may be based on the sponsor of the proposal, percentage of ownership in the company and/or other relevant factors. Again, all situations will be reviewed on a case-by-case basis with the focus on the financial interest of the Funds' shareholders.
..
         The following are some specific issues that might directly impact the financial interest of the Funds' shareholders.

              A.  BOARD OF DIRECTORS

                  A. UNCONTESTED ELECTIONS - Uncontested candidates will be evaluated on a case-by-case basis; however, the Funds will generally SUPPORT management's slate during uncontested elections, particularly if independent. The company is the best judge of who is able and available to serve, and who will work well together.

                  B. CONTESTED ELECTIONS - Contested candidates will be evaluated on a CASE-BY-CASE basis. Both slates of candidates will be evaluated based on a thorough analysis of each contesting side. For RICs, the board's proportion of independent directors and how each candidate would affect this proportion if elected will be considered. The ICI Best Practices recommend that at least two-thirds of a RIC's board be independent directors.

                                                                      APPENDIX A

                  C. INDEPENDENT COMPENSATION COMMITTEE - An independent committee will best represent shareholder interests and guard against conflicts of interest in executive pay decisions. An independent committee will have no financial interest in the outcome.

                  All situations regarding independent compensation committees will be evaluated on a case-by-case basis; however, the Funds will generally SUPPORT proposals for independent compensation committees.

                  D. INDEPENDENT NOMINATING COMMITTEE - Proponents contend that independent directors selected by a committee of independent directors will be more likely to question the CEO's business judgements. Independent directors selected by CEOs, even if they have no affiliations with the company, may feel obligated to side with the CEO.

                  Opponents contend that CEOs depend on outside directors for advice and support, and therefore must be involved in the decision-making process to ensure they can work comfortably together. Additionally, questions arise over the appropriateness of independent directors deciding on the composition and structure of the board, rather than individuals associated with the company.

                  All situations regarding independent nominating committees will be evaluated on a case-by-case basis; however, the Funds will generally SUPPORT proposals for independent nominating committees.

                  E. CLASSIFIED BOARDS - A typical classified board is divided into 3 groups with one group standing for election every third year. Proponents contend that shareholders benefit from the structure as classified boards provide stability of leadership and continuity of management and policy. Long-term company value depends on continuity and stability in governance, which classified boards provide.

                  Opponents contend that an annual election of directors increases accountability and responsiveness of directors to all the varying interests on the board and thus contributes to sound corporate governance. Secondly, shareholders would be deprived of takeover premiums. A potential acquirer, needing 2 years to gain a majority position on the board, may refrain from even attempting to win control. Therefore, this barrier to control depreciates the value of the company.

                  All situations will be viewed individually and independently but the Funds' policy is to SUPPORT classified boards. Staggered boards provide continuity, stability and experience which are crucial when evaluating company issues.

                  F. CUMULATIVE VOTING - Under cumulative voting, shareholders are entitled to a number of votes equal to the number of board seats open for election, times the number of shares held. The votes can be cast for one nominee or apportion them, equally or not, amongst the nominees. Proponents contend it would increase minority representation on the board.

                  Opponents contend that each director should act for the benefit of all shareholders and therefore should not be elected by a special group of shareholders.

                  All situations will be viewed individually and independently but the Funds will generally NOT SUPPORT cumulative voting. Directors have the fiduciary responsibility to protect and enhance the interests of all shareholders. The potential disruption caused by a minority director with a special agenda is potentially damaging to a majority of shareholders. Directors should act in the benefit of the majority, not the minority.

                  G. INDEPENDENT BOARDS - Proponents contend independent boards will permit clear and independent decision making, benefiting shareholders' long-term interests. Board members who are independent are more likely to protect shareholders' interests unlike company executives or other insiders. As defined by the NYSE Corporate Accountability and Listing Standards Committee, an "independent director" is an individual who has had no personal or business relationship with management. The ICI Best Practices recommend that at least two-thirds of a RIC's board be independent directors.

                  Opponents contend that directors are selected on quality and their goal must be to achieve the best overall results for the company. Additionally, inside directors have intimate knowledge of the company that will be beneficial during discussions of the company's long-term interests. A January 1991 study by institutional voting research service showed no correlation between independent boards and financial performance.

                                                                      APPENDIX A

                  All situations regarding independent boards will be evaluated on a case-by-case basis. The Funds' policy is to generally SUPPORT independent boards, although this policy should not be deemed to prevent support for boards in which management holds one board seat, or a small percentage of seats in the case of very large boards. Evaluation will be based on the performance, effectiveness and level of independence of the board of directors. The board's performance and effectiveness will be determined through reference to the company's long-term performance.

                  H. BOARD DIVERSITY (INCLUSIVENESS) - Proponents are pressuring companies to make greater efforts to seek out qualified women and minority candidates for director seats, since women and minorities are poorly represented on corporate boards.

                  Opponents contend that it is the duty of all directors to serve all the corporation's constituents.

                  All situations regarding board diversity will be evaluated on a CASE-BY-CASE basis and will consider the availability of qualified women and minorities.

                  I. SEPARATE CHAIRMAN, CEO POSITIONS - Proponents contend that an individual with both positions is accountable to no one. The CEO is a management employee, responsible for day-to-day operations, implementing corporate strategy, and accountable to the board. The chairman is responsible for the overall direction of the company, protecting the shareholders' interests, evaluating the performance of the CEO, and is accountable to the shareholders.

                  Opponents contend it would dilute the power of the CEO to provide effective leadership, create a potential rivalry between the two positions leading to compromise rather than decisive action, insulate the CEO from being held accountable by the board if the chairman is overprotective, and finally, may cause confusion by having two public spokesmen. Despite the widespread use of this structure in Britain, it is relatively uncommon in the U.S.

                  All situations regarding separate chairman, CEO positions will be evaluated on a CASE-BY-CASE basis, taking into consideration the success of the CEO in implementing a business plan.

                  J. LEAD DIRECTOR - Election of a lead director has become an alternative to the separate chairman, CEO provision. Proponents contend that a lead director will lead the independent directors in evaluating and enhancing the performance of the board. Elected by the independent members of the board, the lead director would be responsible for coordinating the evaluation by the independent directors of the board's performance and the contribution of each board member.

                  Opponents contend companies have traditionally had one leader. With one leader, there is no question with respect to decision making. A lead director may prove cumbersome and factions may develop, thereby not providing the company with quick, efficient decision-making capabilities during crisis periods.

                  All situations regarding lead directors will be evaluated on a CASE-BY-CASE basis.

                  K. MINIMUM DIRECTOR STOCK / FUND OWNERSHIP - Proponents contend that a director's interests will be more aligned with shareholders if the director has a personal stake in the company. Additionally, many companies are providing part of their compensation in the form of stock for directors.

                  Opponents contend that minimum stock/fund ownership requirements will restrict the search to qualified, wealthy board candidates. This could eliminate less-than-wealthy candidates who may not be able to meet the minimum investment.

                  All situations regarding minimum fund ownership by a RIC's directors will be evaluated on a CASE-BY-CASE basis. Although all situations regarding minimum stock ownership by corporate directors will also be evaluated on a case-by-case basis, the Funds generally will NOT SUPPORT proposals for minimum stock ownership by corporate directors.

                                                                      APPENDIX A

              B.  EXECUTIVE / DIRECTOR COMPENSATION

                  A. INCENTIVE/STOCK OPTION PLANS (ESTABLISH, AMEND, ADD) - Proponents contend that incentive/stock option plans are designed to attract, hold and motivate management. Shareholders generally favor these plans, as top managers should have a stake in their company that ties compensation to performance. By aligning management's interests with shareholders toward a goal of increasing shareholder value, better returns usually result.

                  Opponents contend that incentive/stock option plans may dilute the shareholders' claim on profits and assets and may lead to a shift in the balance of voting control. Additionally, easily reachable incentive goals may not provide the necessary incentive for management.

                  Generally, if the board is independent and if the company has performed well over the previous 3-5 year period, the Funds will support these plans. However, due to the complexity of incentive/stock option plans, the Funds' policy will be to review the terms and coverage on a CASE-BY-CASE basis. Among the criteria that might be used:

                  o        Dilution in excess of the company's peer group

                  o        Performance benchmarks

                  o        Overall executive compensation levels

                  o        Reasonableness test

                  o        Participation

                  o        Exercise and payment terms

                  o        Repricing/replacing underwater options

                  B. DISCOUNTED STOCK OPTIONS - Discounted stock options are options that may be exercised at prices below the stock's fair market value on the award date. Sometimes called non-qualified options, these options are granted "in-the-money" or immediately exercisable for a profit.

                  Opponents criticize "in-the-money" options, as they do not give management much incentive to increase share value, while the purpose of granting stock options should be to align executives' interests with those of the shareholders.

                  All situations will be viewed individually and independently but the Funds generally will NOT SUPPORT discounted stock option plans.

                  C. EXCHANGE OF UNDERWATER OPTIONS - Options with an exercise price higher than the market price are considered "underwater" and, needless to say, unattractive. Supporters contend options that have no chance of rising above water should be exchanged, as they fail to align management with shareholders. Additionally, the slump in the market price may be attributable to an industrywide or marketwide slump, rather than poor management.

                  Opponents contend that other shareholders have no such protection from falling stock prices and executives bear no risk if management is willing to bail them out when the stock price falls. Shareholders generally feel disgruntled, as they are not afforded the same downside risk protection as management.

                  All situations will be viewed individually and independently but the Funds will generally NOT SUPPORT the exchange of underwater options, except in extraordinary cases involving market drops unrelated to company-specific performance.

                  D. CAP OR LIMIT EXECUTIVE AND DIRECTOR PAY - Proponents propose to cap or cut pay relative to some benchmark (i.e. multiple of president's salary or average worker). Generally, past poor performance or alleged excesses in pay have led to this proposal.

                  Opponents contend that these proposals would hamper their abilities to attract and retain top-quality executives. Top employees would leave for higher-paying positions with competitors hampering the companies' long-term interests.

                                                                      APPENDIX A

                   All situations will be viewed individually and independently but the Funds will generally NOT SUPPORT capping or limiting executive or director pay. Pay flexibility is necessary to motivate and retain executives and align shareholder and management interests.

                  E. DISCLOSURE OF $100,000 EARNERS - Proponents contend that due to the complexity and variety of compensation plans it is extremely difficult to determine how and how much executives are paid. Proxy statement disclosures should allow shareholders to track trends in pay and compare pay packages across companies.

                  Opponents contend providing additional disclosure would provide no new meaningful information to shareholders and would put the companies at a competitive disadvantage.

                  All situations will be viewed individually and independently but the Funds will generally NOT SUPPORT disclosure of $100,000 earners. Recent SEC changes in disclosure requirements create clear and comprehensible disclosure of executive compensation.

                  F. LINK PAY TO PERFORMANCE - Proponents contend that by linking pay to performance you will align management's interests with shareholders. Management with compensation packages containing little volatility or risk may have a goal other than maximizing shareholder wealth.

                  Opponents contend that there is no set definition of "pay for performance." Without proper benchmarks that will not be affected by uncontrollable factors, management and shareholder interests will not be aligned. Linking pay to performance can also hurt shareholders by encouraging short-term thinking and manipulative recordkeeping.

                  All situations will be viewed individually and independently on a case-by-case basis; however, the Funds will generally SUPPORT proposals to link pay to performance.

                  G. GOLDEN PARACHUTE PROVISIONS - Golden parachutes provide severance payments to top executives who are terminated or demoted after a change in control (takeover). They provide some financial security to executives relieving potential anxiety as they negotiate and impartially evaluate future takeover bids. This provision will allow executives to not oppose a merger that might be in the best interests of the shareholders but may cost them their job. Parachutes may also benefit shareholders as it aids in the attraction and retention of managers.

                  However, opponents contend the existence of these provisions can discourage takeover attempts as significant sums may have to be paid to company executives. Executives are already well paid to manage the company and should not have an extra reward. Additionally, shareholder approval is generally not necessary for enactment of this provision.

                  Due to the complexity of golden parachutes, the Funds' policy will be to review the terms and coverage on a CASE-BY-CASE basis. Properly conceived, golden parachutes can free management to act in the best interests of shareholders. Often, however, they are clearly an attempt to raise the cost to a third party of acquiring the company. Generally, if the board is independent and the company has a good performance record, the Funds will support golden parachute provisions. Other criteria for analyzing the actual approval of parachute plans might include necessity, breadth of participation, payout size, sensitivity of triggers and leveraged buyout restrictions.

                  H. EXPENSING STOCK OPTIONS - Proponents argue that expensing stock options would more accurately reflect the company's earnings and would lead to better comparisons among companies. Furthermore, expensing options would rein in what many consider to be the excessive use of stock options as compensation for executives.

                  Opponents argue that expensing stock options will ultimately hurt rank and file employees who currently receive stock options and will do little to curb accounting irregularities. Companies are more likely to cut back on option grants if they are considered an expense, and such cutbacks will probably come from grants to regular employees. In addition, opponents contend there is no reliable, accurate and standard way to calculate the value of stock options and say that options are not a company expense, but rather a cost incurred by shareholders in the form of dilution, which is reflected in the form of lower earnings per share. Finally, they also note that the effect of stock options is already disclosed in the notes to the company's financial statements.

                                                                      APPENDIX A

                  Generally, the Funds will SUPPORT management's recommendations on this issue as management, along with their auditors and board, are in the best position to determine the competitive impact on their firm and determine appropriate accounting policies in compliance with FASB rules. However, given past abuses relating to stock options, every situation will be reviewed on a CASE-BY-CASE basis.

           C. RIC CONTRACTS AND POLICIES

                  A. INVESTMENT ADVISORY CONTRACTS - All proposals regarding new investment advisory contracts or amendments to existing contracts will be reviewed on a CASE-BY-CASE basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the Funds' shareholders.

                  B. DISTRIBUTION PLANS - All proposals pertaining to a RIC's distribution plan will be reviewed on a CASE-BY-CASE basis, weighing any proposed additional fees to be paid by shareholders against the potential benefits. The analysis will foremost consider the effects of the proposal on the Funds' shareholders.

                  C. FUNDAMENTAL OBJECTIVES / POLICIES - All proposals regarding the fundamental investment objectives or policies of a RIC will be reviewed on a CASE-BY-CASE basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the Funds' shareholders.

              D. CONFIDENTIAL VOTING - Proponents contend that confidential voting allows shareholders to make decisions without pressure from opposing sides. Voting is tabulated by a third party before presentation. Arguments are made in the context of a democratic political election where voters cast their ballots in secret.

              Opposition contends that confidential voting restricts communication between shareholders and management. Additionally, the system of free and open proxy voting protects shareholder interests and ensures that the fiduciary obligations of investment and pension funds are met. These representatives are then fully accountable to their constituents. Confidential voting is also expensive.

              All situations will be viewed individually and independently but the Funds will generally NOT SUPPORT confidential voting. Management cannot address shareholder concerns if they cannot identify the dissenting voters. Undue pressure will not be condoned but our concern is that communication might be diminished during a time when shareholders are considering significant issues. Implementing confidential voting is not an acceptable tradeoff for the potential loss of open dialogue.

              E. SUPERMAJORITY-VOTING PROVISIONS - Proponents contend that a broad agreement should be reached on issues that may have a significant impact on the company. Supermajority vote requirements usually require a level of voting approval in excess of a simple majority of the outstanding shares. Usually this range is from 66% to 80%, but in some cases even higher.

           Opponents contend that supermajority-voting provisions detract from a simple majority's power to enforce its will. In many cases, the supermajority requirement will make it impossible to repeal or enact proposals due to the number of votes needed. Matters of corporate policy, a sale of assets or a sale of the entire company should ordinarily only require a majority of shareholders.

              All situations regarding supermajority-voting provisions will be reviewed on a CASE-BY-CASE basis.

              F. ANTI-TAKEOVER PROPOSALS - All situations should be viewed individually and independently, but the Funds' policy is generally to SUPPORT poison pills, preemptive rights, fair pricing and dual class voting, especially when the majority of the board is independent. These provisions force potential bidders to deal directly with the board of directors. The board's role is to protect shareholders against unfair and unequal treatment and guard against partial tender offers and other abusive tactics. Fair and equitable offers will not be prevented and will equally benefit all shareholders. These proposals are discussed in further detail below.

                  A. POISON PILLS (SHAREHOLDER RIGHTS PLANS) - Poison pills protect shareholders from coercive and unfair offers. They encourage potential bidders to negotiate directly with the board of directors. Therefore, proponents believe that all shareholders will receive a better/fairer offer.

                                                                      APPENDIX A

                  Opposition believes the removal will enhance management's accountability to shareholders. Poison pills may also discourage potential takeover bids, which would potentially reduce shareholder value. Additionally, many poison pills were enacted without a vote by shareholders. Many believe that shareholders should make the decision.

                  It is generally the Funds' policy to support poison pills; however, the following features of the poison pills will be considered:

                  o Does the pill have a sunset clause (i.e. it dissolves at a certain point in the future)?

                  o Does the pill have a provision to allow shareholders to redeem the pill for certain types of offers?

                  o        Can the board redeem the pill for qualifying offers?

                  o        What is the trigger that activates the pill (i.e.
                           what percentage of shares held)?

                  B. PREEMPTIVE RIGHTS - Preemptive rights enable shareholders to retain the same percentage of ownership during additional stock offerings. This eliminates the effect of dilution on the shareholder. Opponents of preemptive rights contend that these rights are only used as a takeover defense and that shareholders can maintain their relative position with no difficulty in the open market.

                  C. FAIR PRICING PROVISIONS - Fair pricing provisions require that if offers are not approved by the board, the bidder must pay the same "fair" price for all shares purchased. The fair price is usually defined as the highest price paid by the bidder for shares acquired before the start of the tender offer. These provisions attempt to prevent "two-tiered" offers in which the bidder offers a premium for sufficient shares to gain control then offers a much lower price to the remaining holders. Opponents contend that these provisions can prevent tender offers from being made, thereby entrenching management.

                  D. DUAL CLASS VOTING PROVISIONS - Dual class voting provisions create unequal voting rights among different shareholders. These provisions allow companies to raise capital and expand while letting management maintain control without fear of being acquired. However, these provisions enable management to become entrenched, as it is an anti-takeover mechanism. With management controlling the voting power, no one will pay a premium for shares of a company when there is no way for them to obtain voting control of the company.

              G.  STOCK RELATED PROPOSALS

                  A. INCREASE AUTHORIZED COMMON/PREFERRED STOCK - A request for additional shares of stock were, in the past, considered routine voting items. Companies usually state it is for a specific use, such as a stock split, acquisition or for "general corporate purposes." However, an abundance of authorized but unissued shares can become an anti-takeover measure, such as implementing a poison pill or placing a large block of stock with a friendly holder to maintain control.

                   All situations should be viewed individually and independently but the Funds' policy is to SUPPORT increases in common/preferred stock. The authorization will give companies the ability and flexibility to finance corporate growth.

                  B. BLANK CHECK PREFERRED - The board has the discretion to establish voting, dividend, conversion and other rights for blank check preferred stock without further authorization from shareholders. With no limits, the board is free to shape it in the most attractive manner for the market regardless of the effect on other shareholders. Proponents contend this flexibility is needed to meet varying financial conditions. Additionally, the rights of shareholders are protected because the structure of the blank check is approved by the full board, not just management.

                   Opponents contend that approving this proposal gives the companies too much power. The shares can be used to implement a poison pill or to help block a takeover bid by placing them in friendly hands. Additionally, once authorized, the shareholders have no further power to determine how or when the stock will be allocated.

                   All situations should be viewed individually and independently, but the Funds' policy is to SUPPORT blank check preferred proposals. Blank check preferred stock gives management the flexibility it needs to compete in today's ever-changing market.

                                                                      APPENDIX A

                   C. TARGETED SHARE PLACEMENTS - This is the issuance of a specific block of company securities to a friendly shareholder. These placements are often used to defend against an unfriendly takeover or to obtain favorable financing and may be executed using common stock, preferred stock or convertible securities. Targeted share placements are often less expensive to execute than issuing stock, they do not require the high interest rates of traditional debt and a placement can be structured for the benefit of the limited number of parties. Additionally, share placements can be executed fairly quickly and shareholder approval is not required.

                   Opponents contend targeted placements give selected shareholders an unfair access to valuable securities while diluting current shareholder's proportional ownership and voting interests. Additionally, critics contend that not only do targeted share placements serve to entrench management, but the holder of the share placement may also have a senior claim or return from company assets.

                   All situations regarding targeted share placements will be reviewed on a CASE-BY-CASE basis. Since such stock could be used to dilute the ownership rights of current shareholders, shareholders should have the opportunity to analyze the proposal to determine whether it is in their best economic interests.

              H. MERGERS, ACQUISITIONS, RESTRUCTURINGS - These transactions involve fundamental changes in the structure and allocation of a company's assets. Financial considerations are foremost in these transactions, but an offer can be rejected if it is believed that the long-term interests of the shareholders will be best served by the company continuing in its current form.

              All situations regarding mergers, acquisitions, or restructurings will be reviewed on a CASE-BY-CASE basis. Due to the complexity and company-specific nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for Fund shareholders.

              I. OTHER BUSINESS - The Funds will generally SUPPORT management with respect to "Other Business."

         5. OTHER PROPOSALS - All proposals not addressed above will be decided on a CASE-BY-CASE basis. As with non-routine proposals, decisions will be based primarily on management's and the board's responsiveness to enhancing shareholder wealth. In these situations, the Manager will use its judgment in directing the Custodian to vote in the best interest of Fund shareholders and will implement changes to the Policy when appropriate.

INTERNATIONAL FUNDS - PROCEDURES

         1. VOTING - The International Funds' Boards of Trustees have delegated proxy voting to the International Subadvisers. Each International Fund has adopted the proxy voting policies and procedures of its respective subadvisers. The Manager maintains copies of the International Subadvisers' policies and will periodically check the voting record for adherence to the policies. If any discrepancies are noted, the Manager will follow up with the International Subadviser.

         2. CONFLICTS OF INTEREST - Each International Subadviser receives from the Manager the list of affiliated persons for each International Fund. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, an International Subadviser, the distributor or any of their affiliates and b) Fund shareholders. If an International Subadviser receives a proxy involving one of these entities, it will notify the Manager and forward all proxy materials for consideration by the applicable Fund's Board of Trustees. The Board of Trustees will decide the Fund's voting position in consultation with the Manager and the International Subadviser.

              If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the International Subadviser will notify the Manager and forward all proxy materials for consideration by the applicable Fund's Board of Trustees. The Board of Trustees will decide the Fund's voting position in consultation with the Manager and the International Subadviser.

ALL FUNDS - OTHER PROCEDURES

         1. RECORDKEEPING - Records of all votes will be maintained by a) the Custodian for the Domestic Funds and b) the International Subadvisers for the International Funds. Documentation of all votes against management will be maintained by the Manager. Such documentation will include the recommendations of the Subadvisers along with pertinent supporting comments and letters, the Policy, the proxy voting policies and procedures of the International Subadvisers, any and all company reports provided by proxy advisory consulting services, additional

                                                                      APPENDIX A

information gathered by the Manager, minutes from any meeting at which the Boards of Trustees considered a voting matter, the conclusion and final vote.

         2. DISCLOSURE - The Manager, in conjunction with the Custodian and the International Subadvisers, will compile the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, in each Fund's Statement of Additional Information ("SAI"). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds' website (if applicable), and c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

         3. BOARD OVERSIGHT - On at least an annual basis, the Manager will present the voting records of the Funds to the Boards of Trustees for their review. The Boards of Trustees will annually consider for approval the Policy and the proxy voting policies and procedures of the International Subadvisers. In addition, the Manager and International Subadvisers will notify the Board of any material changes to the proxy voting policies and procedures.

                                                                      APPENDIX B


PROXY VOTING POLICIES - INTERNATIONAL EQUITY AND EMERGING MARKETS FUND SUB-ADVISORS

CAUSEWAY CAPITAL MANAGEMENT LLC
SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

         Causeway votes proxies solely in the best interests of the client in accordance with its Proxy Voting Policies and Procedures. Causeway votes consistent with the following principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway recognizes that a company's management is charged with day-to-day operations and, therefore, generally votes on routine business matters in favor of management's positions. Under its guidelines, Causeway generally votes for distributions of income, appointment of auditors, director compensation (unless excessive), management's slate of director nominees (except nominees with poor attendance or who have not acted in the best interests of shareholders), financial results/director and auditor reports, share repurchase plans, and changing corporate names and other similar matters. Causeway generally votes with management on social issues because it believes management is responsible for handling them. Causeway generally votes against anti-takeover mechanisms and attempts to classify boards of directors or eliminate cumulative voting. Causeway votes other matters - including equity-based compensation plans
- on a case-by-case basis.

         Causeway's interests may conflict with the client on certain proxy votes where Causeway might have a significant business or personal relationship with the company or its officers. Causeway's Chief Operating Officer in consultation with the General Counsel decides if a vote involves a material conflict of interest. If so, Causeway may obtain instructions or consent from the client on voting or will vote in accordance with a "for" or "against" or "with management" guideline if one applies. If no such guideline applies, Causeway will follow the recommendation of an independent third party such as Institutional Shareholder Services.

         Non-U.S. proxies may involve a number of problems that restrict or prevent Causeway's ability to vote. As a result, a client's non-U.S. proxies will be voted on a best efforts basis only. In addition, Causeway will not vote proxies (U.S. or non-U.S.) if it does not receive adequate information from the client's custodian in sufficient time to cast the vote.

LAZARD ASSET MANAGEMENT LLC
SUMMARY OF PROXY VOTING POLICIES

A. Introduction

         As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has adopted a written policy (the "Policy") that is designed to ensure that it satisfies its fiduciary obligation. Lazard has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of that Policy.

         Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, Lazard's policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, Lazard must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

B.  Administration and Implementation of Proxy Voting Process

         Lazard's proxy-voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal and Compliance Department and by a Proxy Committee consisting of senior Lazard officers. To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

         Lazard's Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the "Approved Guidelines"). These Approved Guidelines provide that Lazard should vote for or against the

                                                                      APPENDIX B

proposal, or that the proposal should be considered on a case-by-case basis. Lazard believes that its portfolio managers and global research analysts with knowledge of the company ("Portfolio Management") are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management's recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee's final determination. The Manager of ProxyOps may also consult with Lazard's Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

C. Types of Proposals

         Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Lazard's Proxy Committee has developed Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted and an Approved Guideline will be adopted if appropriate.

D. Conflicts of Interest

         Lazard's Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for Lazard. Should the appearance of such a conflict exist, Lazard will seek to alleviate the conflict by voting consistent with pre-approved guidelines (to vote for or against), or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. Currently, when a material conflict, or the appearance of a material conflict, arises regarding a proposal, and the Approved Guideline is to vote case-by-case, Lazard defers to the recommendation provided by an independent source, Institutional Shareholder Services ("ISS"). This allows Lazard to ensure that a vote is not influenced by a material conflict of interest, and nevertheless receive the benefit of ISS's thorough analysis and recommendation designed to further long-term shareholder value. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation.

MELLON FINANCIAL CORPORATION (PARENT COMPANY OF THE BOSTON COMPANY ASSET MANAGEMENT, LLC) SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

         The Boston Company, through its participation on the Proxy Policy Committee of its parent company, Mellon Financial Corporation, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, The Boston Company seeks to act solely in the best financial and economic interest of the applicable client. The Boston Company will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. The Boston Company generally will oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. The Boston Company will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, The Boston Company will attempt to ensure that management reasonably responds to the social issues.

         All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, The Boston Company weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

                                                                      APPENDIX B

         The Boston Company recognizes its duty to vote proxies in the best interests of its clients. The Boston Company seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, The Boston Company and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities.

MORGAN STANLEY INVESTMENT MANAGEMENT INC.
PROXY VOTING POLICY AND PROCEDURES

I.   POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policy and procedures and general guidelines in this section will be reviewed and, updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so it would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

Proxy Research Services - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

Voting Proxies for Certain Non-US Companies - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to

                                                                      APPENDIX B

MSIM's clients of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

III. GUIDELINES

         A.       Management Proposals

                  1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

                           o        Selection or ratification of auditors.

                           o Approval of financial statements, director and auditor reports.

                           o General updating/corrective amendments to the charter.

                           o Proposals to limit Directors' liability and/or broaden indemnification of Directors.

                           o        Proposals requiring that a certain
                                    percentage (up to 66 2/3%) of the company's
                                    Board members be independent Directors.

                           o Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

                           o Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

                           o        Proposals to eliminate cumulative voting.

                           o        Proposals to eliminate preemptive rights.

                           o Proposals for confidential voting and independent tabulation of voting results.

                           o Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

                  2. Election of Directors, In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, proxies will be voted in support of nominees of management.

                                    Unless otherwise determined by the Proxy
                                    Review Committee, a withhold vote will be made where:

                                    (i)      A nominee has, or any time during
                                             the previous five years had, a
                                             relationship with the issuer (e.g.,
                                             investment banker, counsel or other
                                             professional service provider, or
                                             familial relationship with a senior
                                             officer of the issuer) that may
                                             impair his or her independence.;

                                    (ii)     A direct conflict exists between
                                             the interests of the nominee and
                                             the public shareholders; or

                                    (iii)    Where the nominees standing for
                                             election have not taken action to
                                             implement generally accepted
                                             governance practices for which
                                             there is a "bright line" test.
                                             These would include elimination of
                                             dead hand or slow hand poison
                                             pills, requiring

                                                                      APPENDIX B

                                             Audit, Compensation or Nominating
                                             Committees to be composed of
                                             independent directors and requiring
                                             a majority independent board.

                  3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

                           Capitalization changes

                           o Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

                           o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

                           o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

                           o        Proposals for share repurchase plans.

                           o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

                           o        Proposals to effect stock splits.

                           o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

                           Compensation

                           o Proposals relating to Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

                           o Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

                           o Proposals for the establishment of employee stock option Plans and other employee ownership plans.

                           o Proposals for the establishment of employee retirement and severance plans.

                           Anti-Takeover Matters

                           o Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

                           o Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and
                                    (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

                  4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

                           o Proposals to establish cumulative voting rights in the election of directors.

                           o Proposals relating to capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.

                           o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

                                                                      APPENDIX B

                           o Proposals to create "blank check" preferred stock.

                           o        Proposals relating to changes in
                                    capitalization by 100% or more.

                           o Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

                           o Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

                           o        Proposals to indemnify auditors.

                  5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

                           Corporate Transactions

                           o Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSIM internal company-specific knowledge.

                           o Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

                           o Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

                           o Proposals relating to Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

                                    (i)      The stock option plan should be
                                             incentive based;

                                    (ii)     For mature companies, should be no
                                             more than 5% of the issued capital
                                             at the time of approval;

                                    (iii)    For growth companies, should be no
                                             more than 10% of the issued capital
                                             at the time of approval.

                           Anti-Takeover Provisions

                           o Proposals requiring shareholder ratification of poison pills.

                           o Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

         B.       Shareholder Proposals

                  1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

                           o Proposals requiring auditors to attend the annual meeting of shareholders.

                           o Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

                           o Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

                           o        Proposals requiring that a certain
                                    percentage of the company's members be
                                    comprised of independent and unaffiliated
                                    Directors.

                           o Proposals requiring diversity of Board membership relating to broad based social, religious or ethnic groups.

                           o        Proposals requiring confidential voting.

                           o        Proposals to reduce or eliminate
                                    supermajority voting requirements.

                           o Proposals requiring shareholder approval for a shareholder rights plan or poison pill.

                                                                      APPENDIX B

                           o Proposals to require the company to expense stock options.

                  2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

                           o        Proposals that limit tenure of directors.

                           o        Proposals to limit golden parachutes.

                           o Proposals requiring directors to own large amounts of stock to be eligible for election.

                           o Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

                           o Proposals that limit retirement benefits or executive compensation.

                           o Proposals requiring shareholder approval for bylaw or charter amendments.

                           o Proposals requiring shareholder approval of executive compensation.

                           o Proposals requiring shareholder approval of golden parachutes.

                           o Proposals to eliminate certain anti-takeover related provisions.

                           o        Proposals to prohibit payment of greenmail.

                  3. The following shareholder proposals generally will not be supported, unless otherwise determined by the Proxy Review Committee.

                           o Proposals to declassify the Board of Directors (if management supports a classified board).

                           o Proposals requiring a U.S. company to have a separate Chairman and CEO.

                           o Proposals requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

                           o Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

                           o Proposals that require inappropriate endorsements or corporate actions.

                           o Proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

IV.   ADMINISTRATION OF PROXY POLICY AND PROCEDURES

         A.       Proxy Review Committee

                  1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

                           (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

                           (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

                           (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

                                                                      APPENDIX B

                           (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and research as well as any other relevant information they may request or receive.

                           (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

                           (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

                           (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

         B.       Identification of Material Conflicts of Interest

                  1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

                  2. A material conflict of interest could exist in the following situations, among others:

                           (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

                           (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

                           (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed)

         C.       Proxy Voting Reports

                           (a) MSIM will promptly provide a copy of these Policy and Procedures to any client requesting them. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

                           (b) MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                                                                      APPENDIX B

TEMPLETON INVESTMENT COUNSEL, LLC
SUMMARY OF PROXY VOTING POLICIES & PROCEDURES

         Templeton Investment Counsel, LLC (hereinafter "Templeton") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

       All proxies received by the Proxy Group will be voted based upon Templeton's instructions and/or policies. To assist it in analyzing proxies, Templeton subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Templeton subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Templeton does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Templeton's ultimate decision. Templeton votes proxies solely in the interests of the client, Templeton-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Templeton and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Templeton perceives a material conflict of interest, Templeton may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

         As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Templeton will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

         The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Templeton's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Templeton's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

       Templeton has adopted general proxy voting guidelines that are reviewed periodically by various members of Templeton's organization, including portfolio management, legal counsel and Templeton's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Templeton anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

         The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Templeton understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Templeton will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Templeton cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Templeton may abstain from voting under certain circumstances or vote against items such as "Other Business" when Templeton is not given adequate information from the company.

         The Proxy Group is responsible for maintaining the documentation that supports Templeton's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. In addition, the Proxy Group is

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                                                                      APPENDIX B

responsible for ensuring that the proxy voting policies, procedures and records of Templeton are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.

                                                                      APPENDIX C

                    PROXY VOTING POLICIES - INDEX PORTFOLIOS


QUANTITATIVE MASTER SERIES TRUST ("INDEX TRUST")

The Index Trust's Board of Trustees has delegated to the Index Trust investment adviser authority to vote all proxies relating to the Index Trust's portfolio securities. The Index Trust investment adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Index Trust's portfolios. Pursuant to these Proxy Voting Procedures, the Index Trust investment adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Index Trust portfolio and its shareholders, and to act in a manner that the Index Trust investment adviser believes is most likely to enhance the economic value of the securities held by the Index Trust portfolio. The Proxy Voting Procedures are designed to ensure that the Index Trust investment adviser considers the interests of its clients, including the Index Trust portfolios, and not the interests of Index Trust investment adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Index Trust investment adviser's interest and those of the Index Trust investment adviser's clients are properly addressed and resolved.


In order to implement the Proxy Voting Procedures, the Index Trust investment adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Index Trust investment adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Index Trust investment adviser's Legal department appointed by the Index Trust investment adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Index Trust investment adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Index Trust investment adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Index Trust investment adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including an Index Trust portfolio, that has delegated proxy voting authority to the Index Trust investment adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Index Trust investment adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Index Trust investment adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Index Trust investment adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Index Trust portfolio (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Index Trust investment adviser will generally seek to vote proxies over which the Index Trust investment adviser exercises voting authority in a uniform manner for all the Index Trust investment adviser's clients, the Committee, in conjunction with an Index Trust portfolio's portfolio manager, may determine that the Index Trust portfolio's specific circumstances require that its proxies be voted differently.

To assist the portfolio investment adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the portfolio investment adviser by ISS include in-depth research, voting recommendations (although the Index Trust investment adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Index Trust portfolio in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

                                                                      APPENDIX C

The Index Trust investment adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Index Trust investment adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Index Trust investment adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of an Index Trust portfolio.

From time to time, the Index Trust investment adviser may be required to vote proxies in respect of an issuer where an affiliate of the Index Trust investment adviser (each, an "Affiliate"), or a money management or other client of the Index Trust investment adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Index Trust investment adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Index Trust investment adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Index Trust investment adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Index Trust investment adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Index Trust investment adviser's normal voting guidelines or, on matters where the Index Trust investment adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Index Trust investment adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Index Trust investment adviser's fiduciary duties

In addition to the general principles outlined above, the Index Trust investment adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Index Trust investment adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in an Index Trust portfolio's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Index Trust investment adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o        Proposals related to the selection of an issuer's independent auditors.
         As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the

                                                                      APPENDIX C

         Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Information about how the Index Trust voted proxies relating to securities held in the Index Trust's portfolio during the most recent 12-month period ended June 30 is available without charge (1) at www.mutualfunds.ml.com and (2) on the Commission's web site at http://www.sec.gov.






                            STATE STREET MASTER FUNDS

                   STATE STREET INSTITUTIONAL INVESTMENT TRUST


                       PROXY VOTING POLICY AND PROCEDURES



The Board of Trustees of State Street Master Funds and State Street Institutional Investment Trust (the "Trusts") has determined that it is in the best interests of the Trusts and their respective series (each, a "Fund" and collectively, the "Funds") for the Trusts to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by certain of the Funds.

I.   POLICY

It is the policy of the Trusts to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to SSgA Funds Management, Inc. (the "Adviser") as a part of the Adviser's general management of the Funds' portfolios, subject to the Board's continuing oversight. The Board of Trustees of the Trusts (the "Board") hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by each Fund consistent with the duties and procedures set forth below. The Adviser may retain

                                                                      APPENIDX C

one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Funds.

II.  FIDUCIARY DUTY

The right to vote a proxy with respect to portfolio securities held by a Fund is an asset of such Fund. The Adviser, to which authority to vote on behalf of the Funds is delegated, acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and their shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III. PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

         A. Review of Adviser Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures.

         B. Voting Record Reporting. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the Trusts at least annually. Such voting record information shall be in a form acceptable to the Trusts and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Trusts and the Adviser may agree to from time to time. With respect to those proxies that the Adviser has identified as involving a conflict of interest(1), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

         C. Record Retention. The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940, as amended and the rules promulgated thereunder.

         D. Conflicts of Interest. Any actual or potential conflicts of interest between a Fund's principal underwriter or Adviser and the applicable Fund's shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of the Trusts that a conflict of interest cannot be resolved under the Adviser's Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Trusts of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

IV.  REVOCATION

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.   ANNUAL FILING

The Trusts shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.(2)

VI.  DISCLOSURES

----------
(1) As it is used in this document, the term "conflict of interest" refers to a situation in which the principal underwriter, Advisor or affiliated persons of the principal underwriter or Advisor have an interest in a matter presented by a proxy other than the obligation it incurs as a service provider to the Funds which could potentially compromise the principal underwriter's or Advisor's independence of judgment and action with respect to the voting of the proxy.

(2) The Trusts must file their first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

                                                                      APPENDIX C

         A.       The Trusts shall include in its registration statement:

                  1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

                  2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the "SEC") website.


         B. The Trusts shall include in its annual and semi-annual reports to shareholders:

                  1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Trusts to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trusts' toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and

                  2. A statement disclosing that information regarding how the Trusts voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts' toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.

VII. REVIEW OF POLICY

The Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.